16

                               PLAN OF ARRANGEMENT
                                UNDER SECTION 186
                   OF THE BUSINESS CORPORATIONS ACT (ALBERTA)

                          ARTICLE 1     INTERPRETATION

1.1      Definitions

In this Plan of Arrangement unless there is something in the subject matter or context inconsistent therewith, the following terms shall have the respective meanings set out below and grammatical variations of such terms shall have corresponding meanings:

"ABCA" means the Business Corporation Act (Alberta), S.A. 1981, c. B-15;

"Affiliate" has the meaning ascribed to that term in the ABCA;

"Arrangement" means the arrangement contemplated by this Plan of Arrangement;

"Additional  Consideration"  has the  meaning  ascribed  thereto  in  Subsection
2.2(f);

"Articles of Arrangement" means the articles of arrangement of MDL in respect of this Plan of Arrangement to be filed pursuant to Section 186 of the ABCA;

"Average Trading Price" means the simple average of the closing sale price of a TSA Class A Common Share as reported by the National Association of Securities Dealers on the NASDAQ for the thirty (30) consecutive trading days immediately preceding two (2) trading days prior to the MDL Securityholders' Meeting;

"Business Day" means any day, other than a Saturday, a Sunday or a day which is a statutory or civic holiday in the Province of Alberta or the State of Nebraska;

"Canadian Dollar Equivalent" has the meaning ascribed to that term in the Exchangeable Share Provisions;

"Canadian Resident" means a resident of Canada for the purposes of the ITA;

"Class A Shares" means one or more of the Class A common shares of MDL existing prior to the Effective Time;

"Combination Agreement" means the combination agreement among TSA, TSA Holdco, TSA Exchangeco and MDL;

"Compensation Warrants" means the warrants issued by MDL to Yorkton Securities Inc.;

"Court" means the Court of Queen's Bench of Alberta;

"Depositary" means MDL;

"Dividend Amount" has the meaning attributed to that term in the Exchangeable Share Provisions;

"Effective Date" means the date that the Articles of Arrangement are filed pursuant to the ABCA;

"Effective  Time" means 12:01 a.m.  (Edmonton,  Alberta  time) on the  Effective
Date;

"Election Deadline" means 5:00 p.m. (Edmonton, Alberta time) on the date which is two (2) Business Days following the MDL Securityholders Meeting;

"Eligible Holder" means a holder of Class A Shares who is not a U.S. Resident;

"Equivalent Ratio Adjustment" has the meaning ascribed to that term in the Exchangeable Share Provisions;

"Equivalent Stock Subdivision" has the meaning ascribed to that term in the Exchangeable Share Provisions;

"Escrow Agent" means the person designated as such pursuant to the Escrow Agreement;

"Escrow Agreement" means the agreement to be entered into on the Effective Date among TSA, TSA Holdco, TSA Exchangeco, the Indemnifying Shareholders, the Shareholder Agent (as such term is defined therein) and the Escrow Agent;

"Escrowed Shares" means 20% of the aggregate number of Exchangeable Shares and TSA Class A Common Shares delivered by TSA Exchangeco on the Effective Date as consideration for Class A Shares;

"Exchange Ratio" means 0.15528842, subject to adjustment, if any, as provided herein;

"Exchangeable Elected Share" means any Class A Share (including Class A Shares issued pursuant to Subsection 2.2(b) and other than Class A Shares held by Dissenting Shareholders who are ultimately entitled to be paid the fair value of the Class A Shares held by them), that the Eligible Holder thereof shall have elected, in a duly completed Letter of Transmittal and Election Form deposited with the Depositary no later than the Election Deadline, to transfer to TSA Exchangeco in exchange for a fraction of an Exchangeable Share based on the Exchange Ratio;

"Exchangeable Elected Share Consideration" means a certificate representing that number (rounded down to the nearest whole number pursuant to Section 4.4 (No Fractional Shares)) of Exchangeable Shares which such holder has the right to receive together with any dividends or distributions with respect thereto pursuant to Section 4.3 (Distributions with respect to Unsurrendered Certificates) less any amounts withheld pursuant to Section 4.7 (Withholding Rights);

"Exchangeable Shares" means the exchangeable shares in the capital of TSA Exchangeco which upon the filing of the Articles of Arrangement, shall have the attributes set forth in the Exchangeable Share Provisions;

"Exchangeable Share Provisions" means the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares, which are set forth in Appendix B annexed hereto;

"Exchangeable Share Voting Event" has the meaning attributed to that term in the Exchangeable Share Provisions;

"Exempt Exchangeable Share Voting Event" has the meaning attributed to that term in the Exchangeable Share Provisions;

"Excess Transaction Fees" has the meaning ascribed to that term in Section 7.1;

"Final Order" means the final order of the Court approving the Arrangement, as such order may be amended by the Court at any time and from time to time prior to the Effective Time or if appealed, then unless such appeal is withdrawn or denied, as affirmed;

"Fractional Share Amount" has the meaning ascribed to that term in the Exchangeable Share Provisions;

"Indemnifying Shareholders" means all MDL Securityholders who receive either Exchangeable Shares or TSA Class A Common Shares under this Plan of Arrangement at the Effective Time;

"Indemnitee" has the meaning ascribed to that term in Section 7.1;

"Interim Order" means the interim order of the Court in relation to the Arrangement, as such order may be amended by the Court at any time and from time to time;

"ITA" means the Income Tax Act (Canada) R.S.C. 1985, c.1 (5th Supp.);

"Law" means any federal, state, provincial, territorial, municipal or other law, statute, regulation, code, recommendation, notice, judgment, treaty, directive, ordinance, writ, injunction, decree, by-law, order, restriction, official plan or stated policy, whether domestic or foreign; and "Laws" means all of the foregoing;

"Letter of Transmittal and Election Form" means the letter of transmittal and election form for use by holders of Class A Shares, in the form to be included with the Proxy Materials;

"Liquidation Amount" has the meaning ascribed thereto in the Exchangeable Share Provisions;

"Liquidation  Call Purchase Price" has the meaning  ascribed  thereto in Section
5.1;

"Liquidation Call Right" has the meaning ascribed thereto in Section 5.1;

"Liquidation Date" has the meaning ascribed thereto in the Exchangeable Share Provisions;

"Loss" means any and all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, deficiencies, costs and expenses (including without limitation, all legal and other professional fees and disbursements), interest, penalties, costs of investigation and defence and amounts paid in settlement arising directly or indirectly as a consequence of such matter;

"MDL" means MessagingDirect Ltd., an Alberta corporation;

"MDL Options" means the options issued by MDL under MDL's Stock Option Plan;

"MDL Securities" means, collectively, the Class A Shares, the MDL Options, the Compensation Warrants and the Stonebridge Options;

"MDL Securityholder" means a holder of a MDL Security;

"MDL Securityholders Meeting" means the meeting of all of the MDL
Securityholders (or such MDL Securityholders as directed by the Court) called for the purpose of considering and approving the Arrangement under Section 186 of the ABCA;

"MDL Shareholder" means a holder of a Class A Share;

"NASDAQ" means the Nasdaq National Market or any successor systems;

"NSCA" means the Companies Act (Nova Scotia), R.S.N.S. 1989, C.81;

"Person" includes any individual, firm, partnership, limited partnership, joint venture, syndicate, sole proprietorship, company or corporation with or without share capital, limited liability corporation, unlimited liability company, unincorporated association, trust, trustee, executor, administrator or other legal personal representative, regulatory body or agency, government or government agency, authority or entity however designated or constituted;

"Preferred Shares" means the preferred shares in the capital of TSA Exchangeco which TSA Exchangeco has created as an additional class of authorized stock, having the attributes set forth in Appendix C hereto;

"Proxy Materials" means any material to be mailed to the MDL Securityholders in connection with the approval and adoption by the MDL Securityholders of this Plan of Arrangement (including the Articles of Arrangement giving effect thereto) and related matters;

"Redemption  Call Purchase  Price" has the meaning  ascribed  thereto in Section
5.2;

"Redemption Call Right" has the meaning ascribed thereto in Section 5.2;

"Redemption Date" has the meaning ascribed thereto in the Exchangeable Share Provisions;

"Replacement TSA Option" has the meaning ascribed thereto in Subsection 2.2(g);

"Retraction Call Right" has the meaning ascribed thereto in the Exchangeable Share Provisions;

"Special Voting Share" has the meaning ascribed thereto in the Voting and Exchange Trust Agreement;

"Stonebridge Options" means the options issued by MDL to Stonebridge Merchant Capital Corp.;

"Tax" or "Taxes" means all income, capital, payroll, sales and use, value added, goods and services, documentary, stamp, transfer and real property taxes and customs and excise duties, whether foreign, federal, provincial, state or municipal (including tax withholdings, employer health taxes, workers' compensation assessments, penalties and surcharges, Canada and Quebec Pension Plans and employment insurance premiums, contributions and remittances) and including any interest, penalties or surcharges attributable thereto;

"Tax Election Deadline" means 5:00 p.m. (Edmonton, Alberta time) on the date which is ninety (90) days following the Effective Date;

"Taxing Authority" means Canada Customs and Revenue Agency, the United States Internal Revenue Service or any other taxing authority, including, without limitation, any value added tax or sales tax authority;

"Transfer Agent" means TSA Exchangeco or any duly appointed transfer agent for the time being of the Exchangeable Shares and if there is more than one such agent, then the principal Canadian agent;

"Trustee" means Wells Fargo Bank Minnesota, National Association;

"TSA" means Transaction Systems Architects, Inc., a Delaware corporation;

"TSA Class A Common Shares" means the voting shares of TSA, par value $0.005 per share, having voting rights of one vote per share, and any other securities into which such shares may be changed;

"TSA Control Transaction" has the meaning attributed to that term in the Exchangeable Share Provisions;

"TSA Elected Share" means any Class A Share (including Class A Shares issued pursuant to Subsection 2.2(b) and other than Class A Shares held by Dissenting Shareholders who are ultimately entitled to be paid the fair value of the Class A Shares held by them), that the holder thereof, shall have elected, in a duly completed Letter of Transmittal and Election Form deposited with the Depositary no later than the Election Deadline, to transfer to TSA Exchangeco in exchange for a fraction of a TSA Class A Common Share, based on the Exchange Ratio, or that is deemed to be a TSA Elected Share pursuant to Subsection 2.2(c) or Subsection 2.3(a);

"TSA Elected Share Consideration" means a certificate representing that number (rounded down to the nearest whole number pursuant to Section 4.4 (No Fractional Shares)) of TSA Class A Common Shares which such holder has the right to receive together with any dividends or distributions with respect thereto pursuant to
Section 4.3 (Distributions with respect to Unsurrendered Certificates) less any amounts withheld pursuant to Section 4.7 (Withholding Rights);

"TSA Exchangeco" means TSA Exchangeco Limited, a Nova Scotia limited company;

"TSA Holdco" means Transaction Systems Architects Nova Scotia Company, a Nova Scotia unlimited company;

"TSA Spin-Out Decision Date" has the meaning attributed to that term in the Exchangeable Share Provisions;

"U.S. Resident" means a resident of the United States for purposes of the United States Internal Revenue Code of 1986; and

"Voting and Exchange Trust Agreement" has the meaning attributed to that term in the Exchangeable Share Provisions.

1.2      Interpretation not affected by headings, etc.

The division of this Plan of Arrangement into Articles, Sections and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof. Unless otherwise indicated, all references to an "Article" or "Section" followed by a number and/or a letter refer to the specified Article or Section of this Plan of Arrangement or Appendix thereto as specified. The terms "this Plan of Arrangement", "hereof", "herein" and "hereunder" and similar expressions refer to this Plan of Arrangement (including the Schedules and Appendixes hereto) and not to any particular Article, Section or other portion hereof and include any agreement or instrument supplementary or ancillary hereto. Any capitalized terms not otherwise defined herein shall bear the meanings attributed to such terms in the Combination Agreement.

1.3      Currency

Unless otherwise specifically indicated, all sums of money referred to in this Plan of Arrangement are expressed in lawful money of the United States of America.

1.4      Governing Law

The parties agree that this Plan of Arrangement shall be governed and construed in accordance with the substantive laws of the Province of Alberta and the laws of Canada applicable therein. The parties do hereby submit and attorn to the jurisdiction of the Courts of the Province of Alberta in any action or proceeding which may be commenced with respect to the enforcement of this Plan of Arrangement.

1.5      Number, etc.

Unless the context otherwise requires, words importing the singular shall include the plural and vice versa and words importing any gender shall include all genders.

1.6      Date for any action

In the event that any date on which any action is required to be taken hereunder by any of the parties hereto is not a Business Day, such action shall be required to be taken on the next succeeding day which is a Business Day.

1.7      Statutory References

Any reference in this Plan of Arrangement to a statute includes such statute as amended, consolidated or re-enacted from time to time, all rules and regulations made thereunder, all amendments to such rules and regulations from time to time, and any statute, rule or regulation which supersedes such statute, rule or regulations.

                           ARTICLE 2     ARRANGEMENT

2.1      Binding Effect

This Plan of Arrangement will become effective at, and be binding at and after, the Effective Time on:

(a)  MDL;
(b)  TSA;
(c)  TSA  Holdco;
(d)  TSA  Exchangeco;
(e)  All holders and beneficial  holders  of Class A Shares;
(f)  All holders of MDL  Options, Stonebridge Options and Compensation Warrants;
(g)  All  holders  and beneficial  holders  of  Exchangeable  Shares;  and
(h) All holders and beneficial holders of TSA Class A Common Shares issued at Closing in exchange for Class A Shares or issued in exchange for Exchangeable Shares from time to time.

2.2      Arrangement

At the Effective Time, the following transactions will occur and will be deemed to occur in the following order without any further act (including any action on the part of the holders thereof) or formality:

(a) The MDL Stock Option Plan will be amended as set out in Appendix A to permit acceleration of vesting of the MDL Options and adoption of the MDL Stock Option Plan by TSA;

(b) Each Stonebridge Option and Compensation Warrant will be converted into and exchanged for the number of fully-paid and non-assessable Class A Shares equal to (i) the number of Class A Shares purchasable on the Effective Date pursuant to such Stonebridge Option or Compensation Warrant, as applicable, less (ii) the quotient derived by dividing (A) the aggregate exercise price for the Class A Shares purchasable under such Stonebridge Option or Compensation Warrant, by (B) the product derived by multiplying (I) the Exchange Ratio by (II) the Average Trading Price. The holders of Stonebridge Options and Compensation Warrants may deliver their notices of exercise in lieu of a certificate for Class A Shares for the purposes of Sections 4.1 and 4.2. For purposes of this calculation, all dollar amounts will be calculated using Canadian dollars or the Canadian Dollar Equivalent;

(c) Each Class A Share in respect of which a duly completed Letter of Transmittal and Election Form has not been deposited with the Depositary on or prior to the Election Deadline (other than Class A Shares held by Dissenting Shareholders who are ultimately entitled to be paid the fair value of the Class A Shares held by them) will be deemed to be a TSA Elected Share;

(d) Each TSA Elected Share will, pursuant to the terms hereof, be transferred to TSA Exchangeco in exchange for a number of fully paid and non-assessable TSA Class A Common Shares based on the Exchange Ratio. The name of each such holder will be removed from the register of Class A Shares and added to the register of TSA Class A Common Shares. TSA Exchangeco will be recorded as the registered holder of such Class A Shares so exchanged and will be deemed to be the legal and beneficial owner thereof. If the calculation of the number of TSA Class A Common Shares based on the Exchange Ratio results in an entitlement to a fractional interest in a TSA Class A Common Share, such entitlement shall be dealt with as set forth in
     Section 4.4 (No Fractional Shares) hereto;

(e) Each Exchangeable Elected Share will, pursuant to the terms hereof, be transferred to TSA Exchangeco in exchange for a number of fully paid and non-assessable Exchangeable Shares based on the Exchange Ratio. The name of each such holder will be removed from the register of Class A Shares and added to the register of Exchangeable Shares. TSA Exchangeco will be recorded as the registered holder of such Class A Shares so exchanged and will be deemed to be the legal and beneficial owner thereof. If the calculation of the number of Exchangeable Shares based on the Exchange Ratio results in an entitlement to a fractional interest in an Exchangeable Share, such entitlement shall be dealt with as set forth in Section 4.4 (No Fractional Shares) hereto;

(f) Each holder of a TSA Elected Share will receive additional TSA Class A Common Shares from TSA Exchangeco ("Additional Consideration"). The amount of the Additional Consideration payable to each holder of a TSA Elected Share will equal the product derived by multiplying (i) 200,000, by (ii) the quotient derived by dividing the number of TSA Elected Shares held by such holder by the aggregate number of TSA Elected Shares. In lieu of fractional TSA Class A Common Shares, each holder of a TSA Elected Share who otherwise would be entitled to receive a fraction of a TSA Class A Common Share will be paid by TSA Exchangeco an amount determined as set forth in Section 4.4 (No Fractional Shares) hereto;

(g) Each of the MDL Options will be converted into an option to purchase ("Replacement TSA Option") that number of TSA Class A Common Shares equal to (i) the product of the number of MDL Class A Shares subject to such MDL Option at the Effective Time multiplied by the Exchange Ratio, less (ii) the quotient derived by dividing (A) the aggregate exercise price for the MDL Class A Shares subject to such MDL Option by (B) the Average Trading Price. The exercise price per share of TSA Class A Common Shares subject to such Replacement TSA Option will equal $0.01 per share. If the foregoing calculation results in an exchanged MDL Option being exercisable for a fraction of a TSA Class A Common Share, then the number of TSA Class A Common Shares subject to such option will be rounded down to the nearest whole number of shares. The obligations of MDL under the MDL Options as so converted will be assumed by TSA. For purposes of this calculation, all dollar amounts will be calculated using Canadian dollars or the Canadian Dollar Equivalent;

(h) In consideration of the grant of the Liquidation Call Rights, Redemption Call Rights and Retraction Call Rights, TSA will issue to and deposit with the Trustee the Special Voting Share to be thereafter held of record by the Trustee as trustee for and on behalf of, and for the use and benefit of, the holders of the Exchangeable Shares in accordance with the Voting and Exchange Trust Agreement; and

(i) All of the Escrowed Shares will be deposited with the Escrow Agent under the Escrow Agreement.


2.3      Elections

(a) Each Person who, at or prior to the Election Deadline, is a holder of record of Class A Shares, will be entitled, with respect to all or a portion of such shares, to make an election at or prior to the Election Deadline to receive Exchangeable Shares or TSA Class A Common Shares in exchange for such holder's Class A Shares on the basis set forth herein and in the Letter of Transmittal and Election Form; provided that, notwithstanding anything to the contrary herein, a holder of Class A Shares who is not an Eligible Holder will not be entitled to elect to receive Exchangeable Shares and any such election otherwise made by any such holder will be deemed to be an election to receive a TSA Class A Common Share.

(b) Each holder of Stonebridge Options or Compensation Warrants will be entitled, with respect to all or a part of such Stonebridge Options or Compensation Warrants, to make an election at or prior to the Election Deadline to receive Exchangeable Shares or TSA Class A Common Shares in exchange of such holder's Stonebridge Options or Compensation Warrants on the basis set forth herein and in the Letter of Transmittal and Election Form; provided that, notwithstanding anything to the contrary herein, a holder of Stonebridge Options or Compensation Warrants who is a U.S. Resident will not be entitled to elect to receive Exchangeable Shares and any such election otherwise made by any such holder will be and be deemed to be an election to receive a TSA Class A Common Share.

(c) Eligible Holders who have elected to receive Exchangeable Shares from TSA Exchangeco in exchange for their Class A Shares pursuant to Subsections (a) and (b) above, will be entitled to make a joint income tax election with TSA Exchangeco pursuant to Section 85 of the ITA (and the analogous provisions of provincial income tax law) with respect to the transfer of such Class A Shares to TSA Exchangeco by providing a duly completed Tax election form together with any required supporting schedules, signed and forwarded by the Eligible Holders to MDL on or before the Tax Election Deadline, all as provided for in the Proxy Materials. Thereafter, subject to the election forms and other documents complying with the provisions of the ITA (or applicable provincial income tax law), the forms will be signed by TSA Exchangeco and forwarded by mail to the appropriate Taxing Authority, with a copy thereof to the Eligible Holder all as provided for in the Proxy Materials.

2.4      Adjustments to Exchange Ratio Prior to Effective Date

         If, after the Exchange Ratio has been set but prior to the Effective Time, TSA recapitalizes its outstanding capital stock through a subdivision of its outstanding shares into a greater number of shares, or a combination of its outstanding shares into a lesser number of shares, or reorganizes, reclassifies or otherwise changes its outstanding shares into the same or a different number of shares of other classes, or declares a dividend on its outstanding shares payable in shares of its capital stock or securities convertible into shares of its capital stock, or completes a rights offering for TSA Class A Common Shares solely to its existing shareholders at a price less than market price, or grants a material option solely to existing shareholders to acquire any TSA Class A Common Shares at a price less than market price and the record date for any such action is prior to the Effective Time, then the Exchange Ratio will be adjusted proportionately.

                      ARTICLE 3         RIGHTS OF DISSENT

3.1      Rights of Dissent

(a) MDL Shareholders may exercise rights of dissent with respect to their Class A Shares pursuant to and in the manner set forth in Section 184 of the ABCA (as modified by the Interim Order) and this Section 3.1 in connection with the Arrangement provided that, notwithstanding Subsection 184(5) of the ABCA, the written objection to the Arrangement resolution referred to in Subsection 184(5) of the ABCA must be received by MDL not later than 5:00 p.m. (Edmonton, Alberta time) on the Business Day preceding the MDL Securityholders' Meeting and MDL Shareholders who duly exercise such rights of dissent and who:

     (i) Are ultimately entitled to be paid fair value for their Class A Shares shall be deemed to have transferred such Class A Shares to MDL for cancellation on the Effective Date; or

     (ii) Are ultimately not entitled, for any reason, to be paid the fair value for their Class A Shares, shall be deemed to have participated in the Arrangement on the same basis as any non-dissenting MDL Shareholder.

          In either case, MDL, TSA Exchangeco, TSA Holdings or TSA shall not be required to recognize such holders as MDL Shareholders on and after the Effective Date, and the names of such persons shall be deleted from the register of MDL Shareholders on the Effective Date.

(b) In connection with payment to an MDL Shareholder of fair value for such MDL Shareholder's Class A Shares upon exercise of such MDL Shareholders' dissent rights, MDL shall be entitled to deduct and withhold from any consideration otherwise payable to any such holder such amounts as MDL is required or permitted to deduct and withhold with respect to such payment under the ITA or any other provision of applicable Tax Law; provided that such withheld amount shall not be remitted prior to two (2) Business Days prior to the date such amount is required by Law to be remitted (the "Remittance Date") and where certificates issued pursuant to Subsections 116(2) or 116(4) of the ITA are delivered prior to such Remittance Date, such withheld amount shall be released to such holder except to the extent that amounts were not withheld or deducted pursuant to another provision of applicable Tax Law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the holder of the Class A Shares in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate Taxing Authority and a receipt evidencing such remittance is delivered to such holder.

              ARTICLE 4         CERTIFICATES AND FRACTIONAL SHARES

4.1      Exchange of Certificates for TSA Class A Common Shares

At or promptly after the Effective Time, TSA Exchangeco shall deposit with the Depositary, for the benefit of the holders of Class A Shares transferred pursuant to Subsection 2.2(d), certificates representing that whole number of TSA Class A Common Shares to be delivered pursuant to Subsection 2.2(d). Upon surrender to the Depositary of a certificate which immediately prior to the Effective Time represented outstanding Class A Shares that were transferred to TSA Exchangeco in exchange for TSA Class A Common Shares, together with such other documents and instruments as would have been required to effect a transfer of the shares formerly represented by such certificate under the ABCA and the by-laws of MDL and such additional documents and instruments as the Depositary may reasonably require (including a declaration of residency for the purposes of income Tax), the holder of such surrendered certificate shall be entitled to receive from TSA Exchangeco in exchange therefor, and the Depositary shall deliver (a) to the Escrow Agent, twenty percent (20%) of the TSA Class A Common Shares issuable to such holder at the Effective Time, to be held and distributed in accordance with the terms of the Escrow Agreement and (b) to such holder, the balance of the TSA Elected Share Consideration and Additional Consideration. In the event of a transfer of ownership of Class A Shares that is not registered in the transfer records of MDL, a certificate representing the proper number of TSA Class A Common Shares may be issued to the transferee if the certificate representing such Class A Shares is presented to the Depositary, accompanied by all documents required to evidence and effect such transfer. Until surrendered as contemplated by this Section 4.1, each certificate which immediately prior to the Effective Time represented outstanding Class A Shares that were transferred to TSA Exchangeco in exchange for TSA Class A Common Shares shall be deemed at any time after the Effective Time, subject to Section 4.6 (Extinguishment of Rights), to represent only the right to receive upon such surrender the TSA Elected Share Consideration.

4.2      Issuance of Certificates Representing Exchangeable Shares

At or promptly after the Effective Time, TSA Exchangeco shall deposit with the Depositary, for the benefit of the holders of Class A Shares transferred to TSA Exchangeco pursuant to Subsection 2.2(e), certificates representing the whole number of Exchangeable Shares issued pursuant to Subsection 2.2(e). Upon surrender to the Depositary of a certificate which immediately prior to the Effective Time represented outstanding Class A Shares that were transferred to TSA Exchangeco in exchange for Exchangeable Shares, together with such other documents and instruments as would have been required to effect a transfer of the shares formerly represented by such certificate under the ABCA and the by-laws of MDL and such additional documents and instruments as the Depositary may reasonably require (including a declaration of residency for the purposes of income Tax), the holder of such surrendered certificate shall be entitled to receive from TSA Exchangeco in exchange therefor, and the Depositary shall deliver (a) to the Escrow Agent, twenty percent (20%) of the Exchangeable Shares issuable to such holder at the Effective Time, to be held and distributed in accordance with the terms of the Escrow Agreement and (b) to such holder, the balance of the Exchangeable Elected Share Consideration. In the event of a transfer of ownership of Class A Shares that is not registered in the transfer records of MDL, a certificate representing the proper number of Exchangeable Shares may be issued to the transferee if the certificate representing such Class A Shares is presented to the Depositary, accompanied by all documents required to evidence and effect such transfer. Until surrendered as contemplated by this Section 4.2, each certificate which immediately prior to the Effective Time represented outstanding Class A Shares that were transferred to TSA Exchangeco in exchange for Exchangeable Shares shall be deemed at any time after the Effective Time, subject to Section 4.6 (Extinguishment of Rights), to represent only the right to receive upon such surrender the Exchangeable Elected Share Consideration.

4.3      Distributions With Respect to Unsurrendered Certificates

No dividends or other distributions declared or made after the Effective Time with respect to Exchangeable Shares or TSA Class A Common Shares with a record date after the Effective Time shall be paid to the holder of any unsurrendered certificate which, immediately prior to the Effective Time, represented outstanding Class A Shares that were exchanged pursuant to Subsection 2.2(d) or 2.2(e), and no interest will be earned or payable on these proceeds unless and until such certificate shall be surrendered in accordance with Section 4.1 or
4.2. Subject to applicable Law and to Section 4.6 (Extinguishment of Rights), at the time of such surrender of any such certificate (or, in the case of clause
(iii) below, at the appropriate payment date), there shall be paid to the record holder of the certificates representing whole Exchangeable Shares or TSA Class A Common Shares, as the case may be, without interest, (i) the amount of any dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole Exchangeable Shares or TSA Class A Common Shares, as the case may be, and (ii) the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such whole Exchangeable Shares or TSA Class A Common Shares, as the case may be.

4.4      No Fractional Shares

No certificates representing fractional Exchangeable Shares or TSA Class A Common Shares, as the case may be, shall be issued pursuant to Section 4.1 or
4.2 and no dividend, stock split or other change in the capital structure of TSA Exchangeco shall relate to any such fractional security and such fractional interests shall not entitle the owner thereof to vote or to exercise any rights as a security holder of MDL, TSA Exchangeco or TSA, as the case may be. In the event that the calculation of a person's entitlement to Exchangeable Shares or TSA Class A Common Shares pursuant to Subsection 2.2(d), 2.2(e) or 2.2(f) results in an entitlement to a fractional interest in an Exchangeable Share or TSA Class A Common Shares, as the case may be, then the number of Exchangeable Shares or TSA Class A Common Shares to which such person is entitled will be rounded down to the nearest whole number of Exchangeable Shares or TSA Class A Common Shares, as the case may be.

4.5      Lost Certificates

If any certificate which immediately prior to the Effective Time represented outstanding Class A Shares that were exchanged pursuant to Subsection 2.2(d) or 2.2(e) has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed, the Depositary will issue in exchange for such lost, stolen or destroyed certificate, the Exchangeable Elected Share Consideration or TSA Elected Share Consideration deliverable in accordance with such holder's Letter of Transmittal and Election Form. When authorizing such payment in exchange for any lost, stolen or destroyed certificate, the Person to whom certificates are to be issued shall, as a condition precedent to the issuance thereof, give a bond satisfactory to TSA Exchangeco or TSA and their respective transfer agents, as the case may be, in such sum as TSA Exchangeco or TSA may direct, or otherwise indemnify TSA Exchangeco or TSA and their respective transfer agents against any claim that may be made against MDL, TSA Exchangeco or TSA or their respective transfer agents with respect to the certificate alleged to have been lost, stolen or destroyed.

4.6      Extinguishment of Rights

(a) Any certificate which immediately prior to the Effective Time represented outstanding Class A Shares that were exchanged pursuant to Subsection 2.2(d) and has not been deposited, with all other instruments required by
     Section 4.1 (Exchange of Certificates for TSA Class A Common Shares), on or prior to the sixth anniversary of the Effective Date shall cease to represent a claim or interest of any kind or nature as a MDL Securityholder. On such date, the TSA Class A Common Shares to which the former registered holder of the certificate referred to in the preceding sentence was ultimately entitled shall be deemed to have been surrendered to TSA Exchangeco together with all entitlements to dividends, distributions and interests thereon held for such former registered holder for no consideration.

(b) Any certificate which immediately prior to the Effective Time represented outstanding Class A Shares that were exchanged pursuant to Subsection 2.2(e) and has not been deposited, with all other instruments required by
     Section 4.2 (Issuance of Certificates Representing Exchangeable Shares), on or prior to the earlier of: (i) the first anniversary of the Redemption Date or Liquidation Date or (ii) the sixth anniversary of the Effective Date, shall cease to represent a claim or interest of any kind or nature as a MDL Securityholder. On such date, the Exchangeable Shares to which the former registered holder of the certificate referred to in the preceding sentence was ultimately entitled shall be deemed to have been surrendered to TSA Exchangeco together with all entitlements to dividends, distributions and interests thereon held for such former registered holder for no consideration.

In either case, none of TSA, TSA Holdco, TSA Exchangeco, MDL and the Depositary shall be liable to any person in respect of any TSA Class A Common Shares or Exchangeable Shares (or dividends, distributions and interest in respect thereof) delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.

4.7      Withholding Rights

Each Person who holds, or has a right to hold, a MDL Security at or immediately prior to the Effective Date, shall deliver to MDL or its designee, at or before the Effective Date:

(a) a certificate confirming that such MDL Securityholder is a Canadian Resident; or

(b) in the case of a MDL Securityholder who is not a Canadian Resident, a certificate satisfactory to TSA Exchangeco acting reasonably, issued pursuant to Subsection 116(2) of the ITA, with respect to the MDL Security exchanged or disposed of, having as the "certificate limit", as defined in Subsection 116(2) of the ITA, an amount no less than the cost of the MDL Security (which may be equal to the fair market value of the Exchangeable Shares or TSA Class A Common Shares, as the case may be, and any cash receivable by such MDL Securityholder) to TSA Exchangeco.

In the case of a holder of a MDL Security who is a partnership, the holder shall also provide a certificate confirming the name and address of each member thereof and the percentage of partnership interest held by each member.

In the event that a holder of a MDL Security fails to deliver one of the requisite certificates described above at or before the exchange or disposition of such MDL Security, TSA Exchangeco shall be entitled to deduct and withhold from any consideration otherwise payable to any such holder such amounts as TSA Exchangeco is required to deduct and withhold with respect to such payment under the ITA or any other provision of applicable Tax Law; provided that such withheld amount shall not be remitted prior to two (2) Business Days prior to the date such amount is required by Law to be remitted (the "Remittance Date") and where such certificate, or a certificate issued pursuant to Subsection 116(4) satisfactory to TSA Exchangeco, acting reasonably, is delivered prior to such Remittance Date, such withheld amount shall be released to such holder except to the extent that amounts were withheld or deducted pursuant to another provision of applicable Tax Law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to such holder of the MDL Security in respect of which such deduction and withholding was made provided that such withheld amounts are actually remitted to the appropriate Taxing Authority and a receipt evidencing such remittance is delivered to such holder. To the extent that the amount so required to be deducted or withheld from any payment to a holder exceeds the cash portion of the consideration otherwise payable to such holder, TSA Exchangeco, as agent for such holder, is hereby authorized to sell or otherwise dispose of such portion of the consideration as is necessary to provide sufficient funds to TSA Exchangeco to enable it to comply with such deduction or withholding requirement and TSA Exchangeco shall notify such holder thereof and remit any unapplied balance of the net proceeds of such sale. If the proceeds of such sale are insufficient to fund the required withholding, such holder shall forthwith pay the deficiency to TSA Exchangeco or remit same to the applicable Taxing Authority. Such holder shall bear all reasonable costs and expenses associated with any sale by TSA Exchangeco pursuant to the two immediately preceding sentences.

With the necessary changes, the requirements in this Section 4.7 shall apply upon the conversion and exchange of any Stonebridge Options or Compensation Warrants for Class A Shares, upon the exchange of Class A Shares for TSA Class A Common Shares, upon the exchange of Class A Shares for Exchangeable Shares and, with delivery to TSA Exchangeco or its designee, upon the exchange of Exchangeable Shares for TSA Class A Common Shares.

4.8      Stamp or other Transfer Taxes

Pursuant to the terms of Section 5.8 of the Voting and Exchange Trust Agreement, a holder of Exchangeable Shares or TSA Class A Common Shares, as the case may be, shall also be required to pay any documentary, stamp, transfer or other similar Taxes that may be payable in respect of any transfer involved in the issuance or delivery of the TSA Class A Common Shares to a Person other than such holder.

      ARTICLE 5       CERTAIN RIGHTS OF TSA TO ACQUIRE EXCHANGEABLE SHARES

5.1      TSA Liquidation Call Right

(a) TSA shall have the overriding right (the "Liquidation Call Right"), in the event of and notwithstanding the proposed liquidation, dissolution or winding-up of TSA Exchangeco or any other distribution of the assets of TSA Exchangeco for the purposes of winding-up its affairs pursuant to Article 5 of the Exchangeable Share Provisions, to purchase from all but not less than all of the holders of Exchangeable Shares (other than TSA and its Affiliates) on the Liquidation Date all but not less than all of the Exchangeable Shares held by each such holder on payment by TSA of an amount per share equal to: (i) the Current Market Price (as defined in the Exchangeable Share Provisions) of one TSA Class A Common Share on the last Business Day prior to the Liquidation Date, which shall be satisfied in full by TSA delivering or causing to be delivered to such holder one TSA Class A Common Share (subject to any Equivalent Ratio Adjustment), plus
     (ii) the Dividend Amount; plus (iii) the Fractional Share Amount (collectively the "Liquidation Call Purchase Price") without interest. In the event of the exercise of the Liquidation Call Right by TSA, each holder shall be obligated to sell all of the Exchangeable Shares held by the holder to TSA on the Liquidation Date on payment by TSA to the holder of the Liquidation Call Purchase Price for each such share;

(b) To exercise the Liquidation Call Right, TSA must notify the Transfer Agent in writing, as agent for the holders of Exchangeable Shares, and TSA Exchangeco of TSA's intention to exercise such right at least thirty (30) Business Days before the Liquidation Date in the case of a voluntary liquidation, dissolution or winding up of TSA Exchangeco and at least five
     (5) Business Days before the Liquidation Date in the case of an involuntary liquidation, dissolution or winding up of TSA Exchangeco. TSA will notify the Transfer Agent accordingly if it does not intend to exercise the Liquidation Call Right. The Transfer Agent will notify the holders of Exchangeable Shares as to whether or not TSA has exercised the Liquidation Call Right forthwith after the expiry of the date by which the same may be exercised by TSA. If TSA exercises the Liquidation Call Right, on the Liquidation Date, TSA will purchase and the holders will sell all of the Exchangeable Shares then outstanding for a price per share equal to the Liquidation Call Purchase Price;

(c)  Prior to the Liquidation Date, each holder of Exchangeable Shares shall deliver to TSA:

     (i)  a certificate confirming that such holder is a Canadian Resident; or

     (ii) in the case of a holder who is not a Canadian Resident, a certificate satisfactory to TSA acting reasonably, issued pursuant to Subsection 116(2) of the ITA, with respect to the Exchangeable Shares exchanged or disposed of, having as the "certificate limit", as defined in Subsection 116(2) of the ITA, an amount no less than the cost of the Exchangeable Shares (which may be equal to the fair market value of the TSA Class A Common Shares and any cash receivable by such holder of Exchangeable Shares) to TSA or TSA Holdco, as the case may be.

     In the case of a holder who is a partnership, the holder shall also provide a certificate confirming the name and address of each member thereof and the percentage of partnership interest held by each member.

     In the event that a holder fails to deliver one of the requisite certificates described above at or before the Liquidation Date or, if TSA is required to deduct or withhold any amount pursuant to any other provision of applicable Tax Law, TSA shall be entitled to deduct and withhold from any consideration otherwise payable to any such holder such amounts and by such means as set out in Section 4.7 (Withholding Rights) above;

     (d) For the purposes of completing the purchase of the Exchangeable Shares pursuant to the Liquidation Call Right, TSA shall deposit with the Transfer Agent, on or before the Liquidation Date, certificates representing the aggregate number of TSA Class A Common Shares deliverable by TSA in partial satisfaction of the total Liquidation Call Purchase Price and a cheque or cheques in the amount of the remaining portion, if any, of the total Liquidation Call Purchase Price without interest. Provided that the total Liquidation Call Purchase Price has been so deposited with the Transfer Agent (or withheld pursuant to paragraph (c) and Section 4.7 above), on and after the Liquidation Date the rights of each holder of Exchangeable Shares will be limited to receiving such holder's proportionate part of the total Liquidation Call Purchase Price payable by TSA without interest upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder. The holder shall on and after the Liquidation Date be considered and deemed for all purposes to be the holder of the TSA Class A Common Shares delivered to it. Upon surrender to the Transfer Agent of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the NSCA and the memorandum and articles of association of TSA Exchangeco and such additional documents and instruments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of TSA shall deliver to such holder, certificates representing the TSA Class A Common Shares to which the holder is entitled and a cheque or cheques of TSA payable at par at any branch of the bankers of TSA in payment of the remaining portion, if any, of the total Liquidation Call Purchase Price. If TSA does not exercise the Liquidation Call Right in the manner described above, on the Liquidation Date the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the Liquidation Amount otherwise payable by TSA Exchangeco in connection with the liquidation, dissolution or winding-up of TSA Exchangeco pursuant to
          Article 5 of the Exchangeable Share Provisions.

5.2      TSA Redemption Call Right

     (a) TSA shall have the overriding right (the "Redemption Call Right"), notwithstanding the proposed redemption of the Exchangeable Shares by TSA Exchangeco pursuant to Article 7 of the Exchangeable Share Provisions, to purchase from all but not less than all of the holders of Exchangeable Shares (other than TSA and its Affiliates) on the Redemption Date all but not less than all of the Exchangeable Shares held by each such holder on payment by TSA to the holder of an amount per share equal to (i) the Current Market Price (as defined in the Exchangeable Share Provisions) of one TSA Class A Common Share on the last Business Day prior to the Redemption Date which shall be satisfied in full by causing to be delivered to such holder one TSA Class A Common Share (subject to any Equivalent Ratio Adjustment) plus; (ii) the Dividend Amount, plus (iii) the Fractional Share Amount (collectively the "Redemption Call Purchase Price"). In the event of the exercise of the Redemption Call Right by TSA, each holder shall be obligated to sell all of the Exchangeable Shares held by the holder to TSA on the Redemption Date on payment by TSA to the holder of the Redemption Call Purchase Price for each such share.

     (b) To exercise the Redemption Call Right, TSA must notify the Transfer Agent in writing, as agent for the holders of Exchangeable Shares, and TSA Exchangeco of TSA's intention to exercise such right at least forty (40) Business Days before the Redemption Date, except in the case of a redemption occurring as a result of a TSA Control
          Transaction, a TSA Spin-Out Decision Date, an Exchangeable Share Voting Event or an Exempt Exchangeable Share Voting Event, in which case TSA shall so notify the Transfer Agent and TSA Exchangeco on or before the Redemption Date. The Transfer Agent will notify the holders of the Exchangeable Shares as to whether or not TSA has exercised the Redemption Call Right forthwith after the date by which the same may be exercised by TSA. If TSA exercises the Redemption Call Right, on the Redemption Date, TSA will purchase and the holders will sell all of the Exchangeable Shares then outstanding for a price per share equal to the Redemption Call Purchase Price;

     (c) Prior to the Redemption Date, each holder of Exchangeable Shares shall deliver to TSA:

          (i)  a certificate confirming that such holder is a Canadian Resident;
               or

          (ii) in the case of a holder who is a not a Canadian Resident, a certificate satisfactory to the purchaser acting reasonably, issued pursuant to Subsection 116(2) of the ITA, with respect to the Exchangeable Shares exchanged or disposed of a certificate under Subsection 116(2) of the ITA having as the "certificate limit", as defined in Subsection 116(2) of the ITA, an amount no less than the cost of the Exchangeable Shares (which may be equal to the fair market value of the TSA Class A Common Shares and any cash receivable by such holder of Exchangeable Shares) to TSA or TSA Holdco, as the case may be.

     In the case of a holder who is a partnership, the holder shall also provide a certificate confirming the name and address of each member thereof and the percentage of partnership interest held by each member.

     In the event that a holder fails to deliver one of the requisite certificates described above or, if TSA is required to deduct or withhold any other amount pursuant to any provision of applicable Tax Law, at or before the Redemption Date, TSA shall be entitled to deduct and withhold from any consideration otherwise payable to any such holder such amounts and by such means as set out in Section 4.7 (Withholding Rights) above;

(d) For the purposes of completing the purchase of the Exchangeable Shares pursuant to the Redemption Call Right, TSA shall deposit with the Transfer Agent, on or before the Redemption Date, certificates representing the aggregate number of TSA Class A Common Shares deliverable by TSA in partial satisfaction of the total Redemption Call Purchase Price and a cheque or cheques in the amount of the remaining portion, if any, of the total Redemption Call Purchase Price. Provided that the total Redemption Call Purchase Price has been so deposited with the Transfer Agent (or withheld pursuant to paragraph (c) and Section 4.7 above), on and after the Redemption Date the rights of each holder of Exchangeable Shares will be limited to receiving such holder's proportionate part of the total Redemption Call Purchase Price payable by TSA upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder. The holder shall on and after the Redemption Date be considered and deemed for all purposes to be the holder of the TSA Class A Common Shares delivered to such holder without interest. Upon surrender to the Transfer Agent of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the NSCA and the memorandum and articles of association of TSA Exchangeco and such additional documents and instruments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of TSA shall deliver to such holder, certificates representing the TSA Class A Common Shares to which the holder is entitled and a cheque or cheques of TSA payable at par at any branch of the bankers of TSA in payment of the remaining portion, if any, of the total Redemption Call Purchase Price. If TSA does not exercise the Redemption Call Right in the manner described above, on the Redemption Date the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the redemption price otherwise payable by TSA Exchangeco in connection with the redemption of the Exchangeable Shares pursuant to Article 7 of the Exchangeable Share Provisions.

5.3      TSA Retraction Call Right

         TSA shall have an overriding Retraction Call Right.

5.4      Assignment and Delegation

         TSA shall be permitted to assign or delegate the Liquidation Call Right, the Redemption Call Right and Retraction Call Right to TSA Holdco with the result that all references to TSA in this Plan of Arrangement and the Exchangeable Share Provisions with respect to the Liquidation Call Right, the Redemption Call Right and Retraction Call Right in respect of which the assignment or delegation is made shall be deemed to refer to TSA Holdco.

5.5      No Liens

The Exchangeable Shares and the TSA Class A Common Shares issued pursuant to this Plan of Arrangement and the TSA Class A Common Shares issued in exchange for Exchangeable Shares from time to time shall be issued free and clear of any lien, claim or encumbrance attributable to, or arising due to, any action or omission of the issuer of such share.

   ARTICLE 6         RESTRICTIONS ON RESALE OF EXCHANGEABLE SHARES AND OF TSA
                              CLASS A COMMON SHARES

6.1      Resale Restriction

Each holder of Exchangeable Shares (other than TSA and its Affiliates) shall be prohibited from selling, transferring, conveying, hypothecating or encumbering any of his Exchangeable Shares (or agreeing to do any of the foregoing) (collectively referred to as "Trade" or "Trading") except in accordance with the terms of this Plan of Arrangement. Following the exchange of the Exchangeable Shares for TSA Class A Common Shares or the direct issuance of TSA Class A Common Shares pursuant to the terms of this Plan of Arrangement, each holder of such TSA Class A Common Shares shall be prohibited from Trading any of his TSA Class A Common Shares except as follows:

(a) After thirty (30) days following the Effective Date, each holder of TSA Class A Common Shares shall be permitted to Trade 33-1/3% of the aggregate number of TSA Class A Common Shares issued or issuable in accordance with the Plan of Arrangement, whether issued directly or upon exchange of his Exchangeable Shares ("Total TSA Holdings");

(b) After ninety (90) days following the Effective Date, each holder of TSA Class A Common Shares shall be permitted to Trade an additional 33-1/3% of his Total TSA Holdings; and

(c) After one hundred and eighty-days (180) days following the Effective Date, each holder of TSA Class A Common Shares shall be permitted to Trade an additional 33-1/3% of his Total TSA Holdings, net of any Exchangeable Shares and TSA Class A Common Shares held in escrow.

Notwithstanding the foregoing, this resale restriction shall not restrict TSA, TSA Holdco, TSA Exchangeco or the Depositary from selling any TSA Class A Common Shares as set out in Section 4.7 (Withholding Rights), nor shall it restrict the holders from dealing with their TSA Class A Common Shares in the event of a Redemption Date established in connection with a TSA Control Transaction, TSA Spin-Out Decision Date, an Exchangeable Share Voting Event or an Exempt Exchangeable Share Voting Event.

6.2      Legend

The certificates evidencing the Exchangeable Shares and the TSA Class A Common Shares issued in respect thereof shall contain or have affixed thereto a legend, in form and on terms approved by TSA, the terms of the resale restrictions set forth above in Section 6.1.

6.3      Acknowledgment

Each holder of an Exchangeable Share (other than TSA and its Affiliates) or of a TSA Class A Common Share, whether of record or beneficially, by virtue of becoming and being such a holder pursuant to this Plan of Arrangement shall be deemed to acknowledge and accept the resale restrictions set forth above in
Section 6.1.

         ARTICLE 7        ESCROW AND APPOINTMENT OF SHAREHOLDER AGENT

7.1 Upon this Plan of Arrangement becoming effective on the Effective Date, and without further action:

(a) The Escrow Agreement will become effective and bind the Indemnifying Shareholders (including, for greater certainty, in their capacities as Principal Securityholders (as such term is defined in the Principal Securityholders Voting Agreement) under the Principal Securityholders Voting Agreement);

(b)  Each Indemnifying Shareholder is deemed to make the following covenant:

     Each Indemnifying Shareholder hereby severally, to the extent of his or its initial pro rata share of the Escrowed Shares as identified on Schedule I of the Escrow Agreement, covenants and agrees to pay any and all fees and expenses of MDL (including the fees and expenses of legal counsel, accountants and investment bankers) incurred by MDL with respect to the fees accrued relating to the Combination Agreement and this Plan of Arrangement whether or not billed or due, to the extent such fees and expenses exceed CDN$1,800,000.00 ("Excess Transaction Fees").

(c)  Each Indemnifying Shareholder is deemed to give the following indemnity:

     Subject to the terms and conditions of the Escrow Agreement, each Indemnifying Shareholder shall severally, to the extent of its initial pro rata share of the Escrowed Shares as identified on Schedule I of the Escrow Agreement, indemnify and hold harmless TSA, TSA Holdco, TSA Exchangeco, MDL and all other direct or indirect wholly-owned subsidiaries of TSA (the "Indemnitees" and each an "Indemnitee") and each of them, from, against, for and in respect of any and all Losses paid, suffered or incurred by, an Indemnitee and resulting from, caused by, or arising out of (i) the inaccuracy or breach of any representation or warranty of MDL contained in or made pursuant to the Combination Agreement (including the MDL Disclosure Letter referenced therein), or in any certificate furnished by MDL pursuant to the Combination Agreement at Closing, or the failure to perform any covenant or agreement of MDL made in the Combination Agreement; or (ii) the failure of the Indemnifying Shareholders to pay Excess Transaction Fees.

(d) For greater certainty, any Loss shall include an interest component, calculated at a floating rate equal to the prime rate of interest announced from time to time by Wells Fargo Bank Minnesota, NA, accruing from the date of actual payment or other realization by an Indemnitee of a Loss which is ultimately determined to be subject to indemnification pursuant to this Agreement, until the date of determination of the Recovery Amount (as such term is defined in the Escrow Agreement) in respect of such Loss.

(e) The Indemnitees' sole remedy for such indemnification by the Indemnifying Shareholders is as set out herein and in the Escrow Agreement.

               ARTICLE 8         AMENDMENT AND FURTHER ASSURANCES

8.1      Plan of Arrangement Amendment

MDL reserves the right to amend, modify and/or supplement this Plan of Arrangement at any time and from time to time provided that any such amendment, modification or supplement must be contained in a written document that is (a) agreed to by TSA, (b) filed with the Court and, if made following the MDL Securityholders' Meeting, approved by the Court and (c) communicated to the MDL Securityholders if and as required by the Court.

Any amendment, modification or supplement to this Plan of Arrangement may be proposed by MDL at any time prior to or at the MDL Securityholders' Meeting (provided that TSA shall have consented thereto) with or without any other prior notice or communication, and if so proposed and accepted by the MDL Securityholders voting at the MDL Securityholders' Meeting (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.

Any amendment, modification or supplement to this Plan of Arrangement which is approved or directed by the Court following the MDL Securityholders' Meeting shall be effective only if: (a) it is consented to by MDL; (b) it is consented to by TSA; and (c) it is consented to by the MDL Securityholders or the holders of Exchangeable Shares or TSA Class A Common Shares, as the case may be, in the manner required by the Court or applicable Law.

8.2      Appeal of Interim or Final Order

Any appeal of an Interim or Final Order made by MDL shall be made only with the consent of TSA, such consent not to be unreasonably withheld or delayed, or by MDL and TSA jointly.

8.3      Further Assurances

Notwithstanding that the transactions and events set out herein shall occur and be deemed to occur in the order set out in this Plan of Arrangement without any further act or formality, the MDL Securityholders, MDL, TSA, TSA Holdco and TSA Exchangeco acknowledge that they will make, do and execute, or cause to be made, done and executed all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by any of them in order to further, document or evidence any of the transactions or events set out herein.

                        LIST OF APPENDICES AND SCHEDULES

APPENDIX A      -      Amended and Restated Stock Option Plan

APPENDIX B      -      Provisions Attaching to Exchangeable Shares

                       Schedule A      -      Notice of Retraction
                       Schedule B      -      TSA Liquidation Call Right
                       Schedule C      -      TSA Redemption Call Right
                       Schedule D      -      Support Agreement

APPENDIX C      -      Provisions Attaching to Preferred Shares

                                APPENDIX A TO THE
                               PLAN OF ARRANGEMENT

                              MESSAGINGDIRECT LTD.
                               (the "Corporation")

                 AMENDED AND RESTATED EMPLOYEE SHARE OPTION PLAN

ARTICLE 1 - DEFINITIONS

1.1      Definitions

                  In this Share Option Plan:

         (a) AFFILIATE has the meaning ascribed to it in Section 2 of the Business Corporations Act, Alberta, as amended from time to time.

         (b)      BOARD means the Board of Directors of the CORPORATION;

         (c) BUSINESS DAY means any day, other than a Saturday, Sunday or statutory holiday in Alberta.

         (d) COMMITTEE means the BOARD or any committee of the BOARD designated by the BOARD as the committee for the purposes of this PLAN.

         (e) CORPORATION means MESSAGINGDIRECT LTD. or any AFFILIATE of MESSAGINGDIRECT LTD. that adopts this Plan.

         (f) ELIGIBLE PERSON means any director, officer, full time employee of the CORPORATION or of any AFFILIATE, and any other person as the COMMITTEE determines is providing key services to the CORPORATION or any AFFILIATE and is accepted by the COMMITTEE for the purposes of the PLAN as an ELIGIBLE PERSON.

         (g) EXERCISE PRICE means an amount per SHARE in Canadian or United States funds established by the COMMITTEE at the time of the granting of an OPTION, at which SHARES may be purchased by the OPTIONEE, as adjusted pursuant to Section 4.2 hereof;

         (h) OPTION means an option to purchase SHARES granted to an ELIGIBLE PERSON under this PLAN;

         (i) OPTION DATE means with respect to each grant of an OPTION the date upon which the COMMITTEE grants the OPTION;

         (j)      "PLAN" means this Share Option Plan, as amended;


         (k) OPTIONEE means an ELIGIBLE PERSON to whom an OPTION has been granted;

         (l) SHARES means the common shares of the CORPORATION, or, in the event of an adjustment contemplated by Section 4.2 hereof, the other shares and securities to which an OPTIONEE may be entitled upon exercise of an OPTION, as a result of the adjustment;

ARTICLE 2 - PURPOSE OF THE PLAN

2.1      Purpose

                  The purpose of the PLAN is to assist the CORPORATION and its AFFILIATES to attract, retain and motivate employees, officers, directors and consultants by conveying a sense of pride of ownership and the potential to achieve significant personal wealth by contributing to the successful growth of the CORPORATION, and to be achieved by permitting such persons to participate in the growth and development of the CORPORATION and its AFFILIATES through the acquisition of OPTIONS.

ARTICLE 3 - ADMINISTRATION OF THE PLAN

3.1      Administration

                  The PLAN shall be administered by the COMMITTEE.

3.2      Powers

                  The COMMITTEE shall have the power, where consistent with the general purpose and intent of the PLAN, and subject to the specific provisions of the PLAN:

(a) to establish policies, procedures and to adopt rules and regulations for carrying out the purposes, provisions and administration of the PLAN;

(b) to interpret and construe the PLAN and to determine all questions arising out of the PLAN and any OPTION and any interpretation or construction made by the COMMITTEE shall be final, binding and conclusive for all purposes;

(c)  to determine which ELIGIBLE PERSONS will be granted OPTIONS;

(d) to determine the terms and provisions of any grant of OPTION, including the time or times when any OPTION is exercisable and any restrictions on exercise of the OPTION or on the SHARES to be issued on exercise of the OPTION;

(e) to determine the terms and provisions of any agreements or documents arising from the PLAN;

(f)  to determine the number of SHARES covered by each OPTION; and

(g)  to determine the EXERCISE PRICE.

ARTICLE 4 - SHARES SUBJECT TO PLAN

4.1               SHARES  Available

                  The number of SHARES available for issuance upon exercise of OPTIONS granted shall be as specified by the BOARD from time to time provided that, subject to the provisions of Section 4.2, the total number of SHARES so available together with those previously issued under the PLAN shall not exceed five million (5,000,000) SHARES at the date of the grant of any OPTION. If any OPTION shall lapse or terminate for any reason without having been exercised in full, the unpurchased SHARES that are the subject of that OPTION shall be available for future OPTIONS.

4.2               Adjustments

                  The number of SHARES subject to the PLAN, the number of SHARES optioned and the EXERCISE PRICE shall be adjusted by the BOARD to give effect to adjustments resulting from subdivisions or consolidations or reclassifications or changes to, Class "A" shares or SHARES, the payment of stock dividends by the CORPORATION (other than dividends in the ordinary course) or other relevant changes in the capital of the CORPORATION.

ARTICLE 5 - ELIGIBILITY AND GRANT

5.1               Eligibility

                  Options may only be granted to ELIGIBLE PERSONS. Any member of the COMMITTEE shall be eligible to be granted OPTIONS notwithstanding that such person shall be a member of the COMMITTEE.

5.2               Grant

                  The COMMITTEE may, from time to time, grant OPTIONS to ELIGIBLE PERSONS. Each ELIGIBLE PERSON who receives a grant of an OPTION shall receive a written notification from the CORPORATION specifying the relevant terms and provisions of the grant of the OPTION.

5.3               Term

                  In no event may the term of an OPTION exceed eight (8) years from the OPTION DATE, unless extended pursuant to the adoption of the PLAN under
Article 9 hereof.

5.4               Non-Assignable

                  The OPTIONS granted hereunder are not assignable.

ARTICLE 6 - TERMINATION OF OPTION

6.1               Termination

                  Subject to Section 6.2 hereof, an OPTION shall expire and terminate and be incapable of exercise immediately upon the OPTIONEE ceasing to be an ELIGIBLE PERSON. A person other than a director, officer or full time employee of the CORPORATION or of any AFFILIATE shall cease to be an ELIGIBLE PERSON ten (10) BUSINESS DAYS after receipt of notice to that effect from the CORPORATION.

6.2               Rights in Certain Circumstances

                  If before the expiry of an OPTION:

(a) the OPTIONEE ceases to be an ELIGIBLE PERSON as a result of a death or employment terminating as a result of permanent disability, then the OPTION may be exercised by the OPTIONEE or, in the event of death, by his legal representative only within twelve (12) months of the date of death or ceasing employment as a result of permanent disability or retirement but only to the extent that the OPTIONEE was entitled to exercise the OPTION at the date of death or termination of employment;

(b) the OPTIONEE ceases to be an ELIGIBLE PERSON as a result of resignation or termination of employment, without cause, by the CORPORATION or an AFFILIATE, then the OPTION may be exercised by the APPOINTEE only within sixty (60) days of the resignation or termination but only to the extent that the OPTIONEE was entitled to exercise the OPTION at the date of resignation or termination;

(c) the OPTIONEE ceases to be an ELIGIBLE PERSON as a result of the OPTIONEE receiving written notice to that effect from the CORPORATION as provided for in Section 6.1 hereof, then the OPTION may be exercised by the OPTIONEE only within sixty (60) days of the OPTIONEE ceasing to be an ELIGIBLE PERSON but only to the extent that the OPTIONEE was entitled to exercise the OPTION at the date that the OPTIONEE ceased to be an ELIGIBLE PERSON;

(d) the OPTIONEE ceases to be an ELIGIBLE PERSON as a result of termination of employment, for cause, by the CORPORATION or an AFFILIATE, then the OPTION may be exercised by the OPTIONEE only within five (5) days of the termination but only to the extent that the OPTIONEE was entitled to exercise the OPTION at the date of termination.

(e) an order is made by a court of competent jurisdiction pursuant to the Matrimonial Property Act (Alberta) or other similar legislation purporting to deal with any SHARES held by the OPTIONEE or there is a seizure or attachment in any way of any SHARES held by the OPTIONEE for the payment of any judgment or order, then the OPTION may be exercised by the OPTIONEE only within five days of the occurrence of such event but only to the extent that the OPTIONEE was entitled to exercise the OPTION as of the date of the occurrence of such event;

(f) the OPTIONEE purports to sell, transfer, assign, pledge, hypothecate, mortgage or encumber any of the SHARES held by the OPTIONEE, other than to the CORPORATION, then the OPTION may be exercised by the OPTIONEE only within five (5) days of the occurrence of such event but only to the extent that the OPTIONEE was entitled to exercise the OPTION as of the date of the occurrence of such event.

The foregoing provisions shall not have the effect of extending any OPTION beyond the period for exercise in accordance with its terms.

ARTICLE 7 - AMENDMENT OR TERMINATION OF PLAN

7.1      Amendment or Termination

                  The PLAN may be amended by the BOARD as it may from time to time deem advisable. The BOARD may, in its discretion, terminate or fix a date for the termination of the PLAN. No amendment or termination of the PLAN may increase any EXERCISE PRICE other than by way of an adjustment contemplated by
Section 4.2.

ARTICLE 8 - EXERCISE OF OPTIONS

8.1      Exercise

                  Subject to the provisions of the PLAN, an OPTION may be exercised from time to time by delivery to the CORPORATION at its registered office of a written notice of exercise addressed to the secretary of the CORPORATION specifying the number of SHARES with respect to which the OPTION is being exercised and accompanied by payment in full of the EXERCISE PRICE of the SHARES to be purchased. Certificates for SHARES that are the subject of the exercise of an OPTION shall be issued and delivered to the OPTIONEE within a reasonable time following the receipt of the notice and payment.

ARTICLE 9 - ADOPTION

9.1 Upon Transaction Systems Architects, Inc. ("TSA") adopting this PLAN the term of each OPTION due to expire on or after the date of the Combination Agreement made inter alia, among TSA and the CORPORATION and on or before the effective date thereunder shall be extended to February 28, 2001 and any then outstanding unvested OPTION shall automatically accelerate and become fully vested and immediately exercisable as of the effective date of the adoption of the PLAN by TSA.

ARTICLE 10 - MISCELLANEOUS

10.1     Rights Prior to Exercise

                  An OPTIONEE shall not have any rights as a shareholder of the CORPORATION with respect to any of the SHARES covered by an OPTION until the OPTIONEE has exercised the OPTION in accordance with the terms of the PLAN. Nothing herein or in an OPTION shall confer on the OPTIONEE any right or interest whatsoever as a holder of SHARES or other securities of the CORPORATION or any other right or interest in any property of the CORPORATION except as herein expressly provided.

10.2              Employment Rights Not Conferred

                  Nothing in the PLAN or any OPTION shall confer upon any OPTIONEE any right to continue in the employment of the CORPORATION or any AFFILIATE or affect in any way the right of the CORPORATION or any AFFILIATE to terminate the employment of an OPTIONEE at any time. Nothing in the PLAN or in any OPTION shall be deemed or construed to constitute an agreement or an expression of intent on the part of the CORPORATION or any AFFILIATE to extend the employment of an OPTIONEE beyond the time that the OPTIONEE would normally be retired pursuant to any provisions of any present or future retirement plan or policy of the CORPORATION or any AFFILIATE, or beyond the time at which the OPTIONEE would otherwise be retired pursuant to the provisions of any contract of employment with the CORPORATION or an AFFILIATE.

10.3              Singular, Plural and Gender

                  Wherever the singular, plural, masculine, feminine or neuter is used throughout this PLAN, the same shall be construed as meaning the singular, plural, masculine, feminine or body corporate where the facts or context so requires.

10.4     Governing Law

                  This PLAN shall be governed and applied in accordance with the laws of the Province of Alberta, Canada.

10.5              Notice

                  Any notice permitted or contemplated to be given to an OPTIONEE may be given by the CORPORATION in writing addressed to the address of the OPTIONEE set forth in the OPTION CERTIFICATE or such other address as shall have been specified by the OPTIONEE by written notification to the CORPORATION and such a notice to the OPTIONEE shall be effective for all purposes of the PLAN.

                  DATED at the City of Edmonton, in the Province of Alberta, this _____ day of ______________________, 2001.

                              MESSAGINGDIRECT LTD.


                     Per:  _______________________________________


                     Per:  _______________________________________



The foregoing Amended and Restated Stock Option plan is hereby expressly adopted by Transaction Systems Architects, Inc.

DATED at the City of Omaha, in the State of Nebraska, this _____ day of ______________________, 2001.


                      TRANSACTION SYSTEMS ARCHITECTS, INC.

                      Per: _______________________________________


                      Per: _______________________________________

                                APPENDIX B TO THE
                               PLAN OF ARRANGEMENT

                   PROVISIONS ATTACHING TO EXCHANGEABLE SHARES

The Exchangeable Shares in the capital of TSA Exchangeco Limited shall have the following rights, privileges, restrictions and conditions.

ARTICLE 1

                                 INTERPRETATION

For the purposes of these share provisions:

"ABCA" means the Business Corporations Act (Alberta), S.A. 1981, c. B-15, as amended;

"Affiliate" has the meaning ascribed to that term in the ABCA;

"Board of Directors" means the Board of Directors of the Corporation;

"Business Day" means any day, other than a Saturday, a Sunday or a day which is a statutory or civic holiday in the Province of Alberta or the State of Nebraska;

"Canadian Dollar Equivalent" means in respect of an amount expressed in currency other than Canadian dollars (the "Foreign Currency Amount") on any date, the product obtained by multiplying (a) the Foreign Currency Amount by (b) the noon spot exchange rate on such date for such foreign currency expressed in Canadian dollars as reported by the Bank of Canada or, in the event such spot exchange rate is not available, such exchange rate on such date for such foreign currency expressed in Canadian dollars as may be deemed by the Board of Directors to be appropriate for such purpose;

"Canadian Resident" means a resident of Canada for the purposes of the ITA;

"Combination Agreement" means the combination agreement among TSA, TSA Holdco, MDL and the Corporation;

"Common Shares" means the common shares of the Corporation;

"Corporation" means TSA Exchangeco Limited, a Nova Scotia limited company;

"Current Market Price" means, in respect of a TSA Class A Common Share on any date, the Canadian Dollar Equivalent of the average closing price (computed and rounded to the third decimal point) of TSA Class A Common Shares during a period of twenty (20) consecutive trading days ending not more than three (3) trading days before such date on the NASDAQ, or, if the TSA Class A Common Shares are not then listed on the NASDAQ, on such other stock exchange or automated quotation system on which the TSA Class A Common Shares are listed or quoted, as the case may be, as may be selected by the Board of Directors for such purpose; provided, however, that if in the opinion of the Board of Directors the public distribution or trading activity of TSA Class A Common Shares during such period does not create a market which reflects the fair market value of a TSA Class A Common Share, then the Current Market Price of a TSA Class A Common Share shall be determined by the Board of Directors based upon the advice of such qualified independent financial advisors as the Board of Directors may deem to be appropriate, and provided further that any such selection, opinion or determination by the Board of Directors shall be conclusive and binding;

"Dividend Amount" means an amount equal to the full amount of all declared and unpaid dividends on each Exchangeable Share with a dividend record date prior to the effective date of the exchange of Exchangeable Shares for TSA Class A Common Shares hereunder;

"Effective Date" means the date that the Articles of Arrangement are filed pursuant to the ABCA;

"Equivalent Ratio Adjustment" has the meaning ascribed thereto in Section 3.1(b) of these share provisions;

"Equivalent Stock Subdivision" has the meaning ascribed thereto in Section 3.1(b) of these share provisions;

"Exchangeable Shares" mean the exchangeable non-voting shares of the Corporation having the rights, privileges, restrictions and conditions set forth herein;

"Exchangeable Share Voting Event" means any matter in respect of which holders of Exchangeable Shares are entitled to vote as shareholders of the Corporation, other than an Exempt Exchangeable Share Voting Event, and, for greater certainty, excluding any matter in respect of which holders of Exchangeable Shares are entitled to vote (or instruct the Trustee to vote) in their capacity as Holders under (and as that term is defined in) the Voting and Exchange Trust Agreement;

"Exempt Exchangeable Share Voting Event" means any matter in respect of which holders of Exchangeable Shares are entitled to vote as shareholders of the Corporation in order to approve or disapprove, as applicable, any change to, or in the rights of the holders of, the Exchangeable Shares, where the approval or disapproval, as applicable, of such change would be required to maintain the equivalence of the Exchangeable Shares and the TSA Class A Common Shares;

"Fractional Share Amount" means the amount of cash payable in lieu of a fractional share that would otherwise be issuable to the holder of an Exchangeable Share as a result of an Equivalent Ratio Adjustment;

"ITA" means the Income Tax Act (Canada) R.S.C. 1985, c.1 (5th Supp.), as amended;

"Law" means any federal, state, provincial, territorial, municipal or other law, statute, regulation, code, recommendation, notice, judgment, treaty, directive, ordinance, writ, injunction, decree, by-law, order, restriction, official plan or stated policy, whether domestic or foreign; and "Laws" means all of the foregoing;

"Liquidation Amount" has the meaning ascribed thereto in Section 5.1 of these share provisions;

"Liquidation Call Right" has the meaning ascribed thereto in Schedule B attached hereto;

"Liquidation Date" has the meaning ascribed thereto in Section 5.1 of these share provisions;

"MDL" means MessagingDirect Ltd., an Alberta corporation;

"NASDAQ" means the Nasdaq National Market or any successor systems;

"NSCA" means the Companies Act (Nova Scotia), R.S.N.S. 1989, C.81, as amended;

"Plan of Arrangement" means the Plan of Arrangement in respect of MDL, to which Plan of Arrangement these share provisions are an appendix;

"Purchase Price" has the meaning ascribed thereto in Section 6.3 of these share provisions;

"Redemption Call Purchase Price" has the meaning ascribed thereto in Schedule C attached hereto;

"Redemption Call Right" has the meaning ascribed thereto in Schedule C attached hereto;

"Redemption Date" means the date which is the earlier of: (i) the fifth (5th) anniversary of the Effective Date; or (ii) the date, if any, established by the Board of Directors for the redemption by the Corporation of all but not fewer than all of the Exchangeable Shares (other than Exchangeable Shares held by TSA and its Affiliates) pursuant to Article 7 of these share provisions if any of the following occurs:

(a) the number of Exchangeable Shares outstanding is less than one-third (1/3) of the number of Exchangeable Shares issued on the Effective Date and as such number of shares may be adjusted as deemed appropriate by the Board of Directors to give effect to any subdivision or consolidation of or stock dividend on the Exchangeable Shares or TSA Class A Common Shares, any issue or distribution of rights to acquire Exchangeable Shares or TSA Class A Common Shares or securities exchangeable for or convertible into Exchangeable Shares or TSA Class A Common Shares, any issue or distribution of other securities or rights or evidences of indebtedness or assets, or any other capital reorganization or other transaction affecting the Exchangeable Shares or TSA Class A Common Shares, in which case the Board of Directors may accelerate such redemption date as it may determine upon at least forty (40) Business Days' prior written notice to the registered holders of the Exchangeable Shares (other than TSA and its Affiliates);

(b) a TSA Control Transaction occurs, in which case, provided that the Board of Directors determines in good faith and in its sole discretion that it is not reasonably practicable to substantially replicate the terms and conditions of the Exchangeable Shares in connection with such TSA Control Transaction and that the redemption of all, but not fewer than all, of the outstanding Exchangeable Shares is necessary to enable the completion of such TSA Control Transaction in accordance with its terms, the Board of Directors may accelerate such redemption date as it may determine upon such number of days' prior written notice to the registered holders of the Exchangeable Shares (other than TSA and its Affiliates) as the Board of Directors may determine to be reasonably practicable in such circumstances with a view to permitting holders of Exchangeable Shares sufficient time to exchange their Exchangeable Shares prior to the record date for the determination of the registered holders of TSA Class A Common Shares entitled to participate in the TSA Control Transaction;

(c) an Exchangeable Share Voting Event is proposed, in which case, provided that the Board of Directors has determined, in good faith and in its sole discretion, that it is not reasonably practicable to accomplish the business purpose intended by the Exchangeable Share Voting Event, which business purpose must be bona fide and not for the primary purpose of causing the occurrence of a Redemption Date, in any other commercially reasonable manner that does not result in an Exchangeable Share Voting Event, the Board of Directors may accelerate such redemption date to the Business Day prior to the record date for any meeting or vote of the holders of the Exchangeable Shares to consider the Exchangeable Share Voting Event and the Board of Directors shall give such number of days' prior written notice of such redemption to the registered holders of the Exchangeable Shares (other than TSA and its Affiliates) as the Board of Directors may determine to be reasonably practicable in such circumstances;

(d) an Exempt Exchangeable Share Voting Event is proposed and the holders of the Exchangeable Shares (other than TSA and its Affiliates) fail to take the necessary action at a meeting or by other resolution or action of holders of Exchangeable Shares, to approve or disapprove, as applicable, the Exempt Exchangeable Share Voting Event, in which case the redemption date shall be the Business Day following the day on which the holders of the Exchangeable Shares failed to take such action and the Board of Directors shall give such number of days' prior written notice of such redemption to the registered holders of the Exchangeable Shares (other than TSA and its Affiliates) as the Board of Directors may determine to be reasonably practicable in such circumstances; or

(e) a TSA Spin-Out Decision Date occurs in which case the Board of Directors may accelerate such redemption date as it may determine, upon such number of days' prior written notice to the registered holders of the Exchangeable Shares (other than TSA and its Affiliates) as the Board of Directors may determine, acting in good faith and in its sole discretion and with a view to permitting holders of Exchangeable Shares sufficient time to exchange their Exchangeable Shares prior to the record date for the determination of the registered holders of TSA Class A Common Shares entitled to participate in the TSA spin-out, to be reasonably practicable in such circumstances, provided, however, that the accidental failure or omission to give any notice of redemption under clauses (a), (b), (c), (d) or (e) above to less than 10% of such holders of Exchangeable Shares (other than TSA and its Affiliates) shall not affect the validity of any such redemption;

"Redemption Price" has the meaning ascribed thereto in Section 7.1 of these share provisions;

"Retracted Shares" has the meaning ascribed thereto in Subsection 6.1 (a) of these share provisions;

"Retraction Call Right" has the meaning ascribed thereto in Subsection 6.1 (c) of these share provisions;

"Retraction Date" has the meaning ascribed thereto in Subsection 6.1 (b) of these share provisions;

"Retraction Price" has the meaning ascribed thereto in Section 6.1 of these share provisions;

"Retraction Request" has the meaning ascribed thereto in Section 6.1 of these share provisions;

"Support Agreement" means the Support Agreement to be entered into among TSA, TSA Holdco, and the Corporation on or before the Effective Date, a copy of which is attached hereto as Schedule D;

"Tax" or "Taxes" means all income, capital, payroll, sales and use, value added, goods and services, documentary, stamp, transfer and real property taxes and customs and excise duties, whether foreign, federal, provincial, state or municipal (including tax withholdings, employer health taxes, workers' compensation assessments, penalties and surcharges, Canada and Quebec Pension Plans and employment insurance premiums, contributions and remittances) and including any interest, penalties or surcharges attributable thereto;

"Taxing Authority" means Canada Customs and Revenue Agency, the Internal Revenue Service or any other taxing authority, including, without limitation, any value added tax or sales tax authority;

"Transfer Agent" means TSA Exchangeco or any duly appointed transfer agent for the time being of the Exchangeable Shares and if there is more than one such agent, then the principal Canadian agent;

"Trustee" means Wells Fargo Bank Minnesota, National Association, and any successor trustee appointed under the Voting and Exchange Trust Agreement;

"TSA" means Transaction Systems Architects, Inc., a Delaware corporation;

"TSA Call Notice" has the meaning ascribed thereto in Section 6.3 of these share provisions;

"TSA Class A Common Shares" mean the voting shares of TSA, par value $0.005 per share, having voting rights of one vote per share, and any other securities into which such shares may be changed;

"TSA Control Transaction" means the earlier to occur of the occurrence of or approval by the stockholders of TSA of (a) any statutory exchange, merger or amalgamation involving TSA, (b) any sale, lease, exchange or other transfer (in one transaction or a series of transactions) of all, or substantially all, of the assets of TSA; (c) any tender offer for TSA; or (d) any Person becoming the beneficial owner of 20% or more of the outstanding TSA common stock who was not the beneficial owner of 20% or more of such stock prior to the date of the Combination Agreement;

"TSA Dividend Declaration Date" means the date on which the board of directors of TSA declares any dividend on the TSA Class A Common Shares;

"TSA Holdco" means Transaction Systems Architects Nova Scotia Company, a Nova Scotia unlimited company;

"TSA Spin-Out Decision Date" means the earlier of: (i) the date on which the board of directors of TSA resolves in good faith, and in its sole discretion, to distribute any of the shares or other interests of an Affiliate of TSA (other than TSA Exchangeco) or a business unit of TSA or its Affiliate to the holders of TSA Class A Common Shares whether by dividend in kind, as satisfaction for the purchase price on an exchange or repurchase of TSA stock in connection with such distribution, or otherwise; or (ii) the date on which TSA reasonably determines in good faith and in its sole discretion, based on the written advice of its external tax advisor (which shall be a national accounting firm), that the failure of TSA Exchangeco to redeem (or of TSA to acquire pursuant to the exercise of its Redemption Call Right) the Exchangeable Shares would reasonably be expected to create a significant risk of adversely impacting the U.S. federal income tax treatment of any distribution of any of the shares or other interests of an Affiliate of TSA (other than TSA Exchangeco) or a business unit of TSA or its Affiliate to the holders of TSA Class A Common Shares or would reasonably be expected to create a significant risk of adversely impacting TSA's ability to receive, on a timely basis, a favourable private letter ruling from the U.S. Taxing Authority as to the treatment of such distribution as a dividend in kind, as satisfaction for the purchase price on an exchange or as the repurchase of TSA stock; and

"Voting And Exchange Trust Agreement" means the Voting and Exchange Trust Agreement dated as of on or before the Effective Date, among TSA, TSA Holdco, the Corporation and the Trustee.

                                   ARTICLE 2

                         RANKING OF EXCHANGEABLE SHARES

     2.1 The Exchangeable Shares shall be entitled to a preference over the Common Shares and any other shares ranking junior to the Exchangeable Shares, with respect to the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs. The Corporation will not pay a dividend on any shares ranking junior to the Exchangeable Shares if the Corporation is in default of any dividend obligations with respect to the Exchangeable Shares.



ARTICLE 3

                                    DIVIDENDS

     3.1 A holder of an Exchangeable Share shall be entitled to receive and the Board of Directors shall, subject to applicable Law, on each TSA Dividend Declaration Date, declare a dividend on each Exchangeable
          Share:

     (a) in the case of a cash dividend declared on the TSA Class A Common Shares, in an amount in cash for each Exchangeable Share equal to the Canadian Dollar Equivalent on the Business Day immediately preceding the date of payment of the cash dividend declared on each TSA Class A Common Share;

     (b) in the case of a stock dividend declared on the TSA Class A Common Shares to be paid in TSA Class A Common Shares (including a stock split payable as a stock dividend), in such number of Exchangeable Shares for each Exchangeable Share as is equal to the number of TSA Class A Common Shares to be paid on each TSA Class A Common Share unless in lieu of such stock dividend the Corporation elects in its sole and absolute discretion to effect either: (i) a corresponding and contemporaneous and economically equivalent subdivision (as determined by the Board of Directors as contemplated by Section 3.5 hereof) of the outstanding Exchangeable Shares (an "Equivalent Stock Subdivision"); or (ii) an adjustment to the ratio of TSA Class A Common Shares to be received in exchange for each Exchangeable Share (an "Equivalent Ratio Adjustment") to provide a benefit to the holders of the Exchangeable Shares that is equivalent to the benefit paid to the holders of the TSA Class A Common Shares; or

     (c) in the case of a dividend declared on the TSA Class A Common Shares in property other than cash or TSA Class A Common Shares, in such type and amount of property for each Exchangeable Share as is the same as or economically equivalent to (to be determined by the Board of Directors as contemplated by Section 3.5 hereof) the type and amount of property declared as a dividend on each TSA Class A Common Share.

         Such dividends shall be paid out of money, assets or property, as applicable, of the Corporation properly applicable to the payment of dividends, or in the case of a stock dividend contemplated by Section 3.1(b), out of authorized but unissued shares of the Corporation. Notwithstanding the foregoing, a holder's right to receive a dividend pursuant to Section 3.1(c) and the Corporation's obligation to declare a dividend on the Exchangeable Shares or otherwise provide economic equivalence shall be subject to TSA's overriding right to redeem the Exchangeable Shares pursuant to the occurrence of a TSA Spin-Out Decision Date as set out in Article 7.

     3.2 Cheques of the Corporation payable at any branch of the bankers of the Corporation shall be issued in respect of any cash dividends contemplated by Section 3.1 (a) hereof and the sending of such a cheque to each holder of an Exchangeable Share shall satisfy the cash dividend represented thereby unless the cheque is not paid on presentation. Certificates registered in the name of the registered holder of Exchangeable Shares shall be issued or transferred in respect of any stock dividends contemplated by Section 3.1 (b) hereof and the sending of such a certificate to each holder of an Exchangeable Share shall, absent non-receipt thereof, satisfy the stock dividend represented thereby. Such other type and amount of property in respect of any dividends contemplated by Section 3.1 (c) hereof shall be issued, distributed or transferred by the Corporation in such manner as it shall determine and the issuance, distribution or transfer thereof by the Corporation to each holder of an Exchangeable Share shall satisfy the dividend represented thereby. In all cases, any such dividends shall be subject to any reduction or adjustment for Tax required to be deducted and withheld from such dividends paid or credited by the Corporation. No holder of an Exchangeable Share shall be entitled to recover by action or other legal process against the Corporation any dividend that is represented by a cheque that has not been duly presented to the Corporation's bankers for payment or that otherwise remains unclaimed for a period of six years from the date on which such dividend was payable.

     3.3 The record date for the determination of the holders of Exchangeable Shares entitled to receive payment of, and the payment date for, any dividend declared on the Exchangeable Shares under Section 3.1 hereof shall be the same dates as the record date and payment date, respectively, for the corresponding dividend declared on the TSA Class A Common Shares. The record date for the determination of the holders of Exchangeable Shares entitled to receive Exchangeable Shares in connection with any Equivalent Stock Subdivision under Subsection 3.1(b) hereof and the effective date of such Equivalent Stock Subdivision shall be the same dates as the record and payment date, respectively, for the corresponding stock dividend declared on the TSA Class A Common Shares. The effective date of the Equivalent Ratio Adjustment shall be the same date as the payment date for the corresponding stock dividend declared on the TSA Class A Common Shares.

     3.4 If on any payment date for any dividend declared on the Exchangeable Shares under Section 3.1 hereof the dividend is not paid in full on all of the Exchangeable Shares then outstanding, any such dividend that remains unpaid shall be paid on a subsequent date or dates determined by the Board of Directors on which the Corporation shall have sufficient moneys, assets or property properly applicable to the payment of such dividends.

     3.5 If the Board of Directors decides to provide economic equivalence pursuant to Section 3.1 hereof then the Board of Directors shall determine, in good faith and in its sole and absolute discretion (with the assistance of such reputable and qualified independent financial advisors and/or other experts as the Board of Directors may require), such economic equivalence for the purposes of Section 3.1 hereof, and each such determination shall be conclusive and binding on the Corporation and its shareholders. In making such determination, the following factors shall, without excluding other factors determined by the Board of Directors to be relevant, be considered by the Board of
          Directors:

     (a) in the case of any stock dividend or other distribution payable in TSA Class A Common Shares, the number of such shares issued in proportion to the number of TSA Class A Common Shares previously outstanding;

     (b) in the case of the issuance or distribution of any rights, options or warrants to subscribe for or purchase TSA Class A Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire TSA Class A Common Shares), the relationship between the exercise price of each such right, option or warrant and the Current Market Price;

     (c) in the case of the issuance or distribution of any other form of property (including without limitation any securities of TSA of any class other than TSA Class A Common Shares, any rights, options or warrants other than those referred to in Subsection 3.5(b) above, any evidences of indebtedness of TSA or any assets of TSA), the relationship between the fair market value (as determined by the Board of Directors in the manner above contemplated) of such property to be issued or distributed with respect to each outstanding TSA Class A Common Share and the Current Market Price of a TSA Class A Common Share;

     (d) in the case of any subdivision, re-division or change of the then outstanding TSA Class A Common Shares into a greater number of TSA
          Class A Common Shares or the reduction, combination or consolidation or change of the then outstanding TSA Class A Common Shares into a lesser number of TSA Class A Common Shares or any amalgamation, merger, re-organization or other transaction effecting the TSA Class A Common Shares, the effect thereof on the then outstanding shares of TSA Class A Common Shares; and

     (e) in all such cases, the general taxation consequences of the relevant event to holders of Exchangeable Shares to the extent that such consequences may differ from the taxation consequences to holders of TSA Class A Common Shares as a result of differences between Tax Laws of Canada, the United Kingdom and the United States (except for any differing consequences arising as a result of differing marginal taxation rates and without regard to the individual circumstances of holders of Exchangeable Shares).

     3.6  Except  as  provided  in  Sections   3.1  and  3.4,   the  holders  of
          Exchangeable Shares shall not be entitled to receive dividends in respect thereof.

                                   ARTICLE 4

                              CERTAIN RESTRICTIONS

     4.1 So long as any of the Exchangeable Shares are outstanding, the Corporation shall not in the circumstances described below at any time without, but may at any time with, the approval of the holders of the Exchangeable Shares given as specified in Article 10 of these share provisions:

     (a) pay any dividends on the Common Shares, or any other shares ranking junior to the Exchangeable Shares, other than stock dividends payable in Common Shares or such other shares ranking junior to the Exchangeable Shares, as the case may be;

     (b) redeem or purchase or make any capital distribution in respect of Common Shares or any other shares ranking junior to the Exchangeable Shares with respect to the payment of dividends or on any liquidation distribution;

     (c) redeem or purchase any other shares of the Corporation ranking equally with the Exchangeable Shares with respect to the payment of dividends or on any liquidation distribution; or

     (d) issue any Exchangeable Shares or any other shares of the Corporation ranking equally with, or superior to, the Exchangeable Shares other than to the holders of Exchangeable Shares in accordance with these share provisions.

The restrictions in Subsections 4.1(a), (b), (c) and (d) above shall not apply if all dividends on the outstanding Exchangeable Shares corresponding to dividends declared and paid to date on the TSA Class A Common Shares have been declared and paid on the Exchangeable Shares. Nothing herein shall be interpreted to restrict the Corporation from issuing additional Common Shares.

                                   ARTICLE 5

                           DISTRIBUTION ON LIQUIDATION

     5.1 In the event of the liquidation, dissolution or winding-up of the Corporation or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs, subject to the exercise by TSA or TSA Holdco of the Liquidation Call Right, a holder of Exchangeable Shares shall be entitled, subject to applicable Law, to receive from the assets of the Corporation in respect of each Exchangeable Share held by such holder on the effective date (the "Liquidation Date") of such liquidation, dissolution or winding-up, before or simultaneously with any distribution of any part of the assets of the Corporation among the holders of the Common Shares and before any distribution on any other shares ranking junior to the Exchangeable Shares, an amount per share equal to (i) subject to any Equivalent Ratio Adjustment, the Current Market Price of one TSA Class A Common Share on the last Business Day prior to the Liquidation Date, which shall be satisfied in full by the Corporation causing to be delivered to such holder one TSA Class A Common Share, plus (ii) the Dividend Amount; and (iii) the Fractional Share Amount (collectively the "Liquidation Amount"). In connection with payment of the Liquidation Amount, the Corporation shall be entitled to deduct and withhold from any consideration otherwise payable to any such holder such amounts as the Corporation or TSA, as the case may be, is required or permitted to deduct and withhold with respect to such payment under the ITA or any other provision of applicable Tax Law, in each case, as amended or succeeded; provided that such withheld amount shall not be remitted prior to two (2) Business Days prior to that date such amount is required by Law to be remitted (the "Remittance Date") and where certificates issued pursuant to Subsection 116(2) or 116(4) of the ITA, if applicable, are delivered prior to such Remittance Date, such withheld amount shall be released to the holder except to the extent that amounts were withheld or deducted pursuant to another provision of applicable Tax Law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the holder of the Exchangeable Shares in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate Taxing Authority and a receipt evidencing such remittance is delivered to such holder. To the extent that the amount so required or permitted to be deducted or withheld from any payment to a holder exceeds the cash portion of the consideration otherwise payable to such holder, the Corporation or TSA, as the case may be, as agent of such holder, is hereby authorized to sell or otherwise dispose of such portion of the consideration as is necessary to provide sufficient funds to it to enable it to comply with such deduction or withholding requirement and the Corporation or TSA, as the case may be, shall notify such holder thereof and remit to such holder any unapplied balance of the net proceeds of such sale. If the proceeds of such sale are insufficient to fund the required withholding, such holder shall forthwith pay to the Corporation or TSA, as the case may be, or remit to the applicable Taxing Authority the deficiency. Such holder shall bear all reasonable costs and expenses associated with any sale by the Corporation or TSA, as the case may be, pursuant to the two immediately preceding sentences.

     5.2 On or promptly after the Liquidation Date, and subject to the exercise by TSA of the Liquidation Call Right, the Corporation shall cause to be delivered to the holders of the Exchangeable Shares the Liquidation Amount for each such Exchangeable Share upon presentation and surrender of the certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under any applicable Law and the memorandum and articles of association of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require, at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the
          Corporation by notice to the holders of the Exchangeable Shares. Payment of the total Liquidation Amount for such Exchangeable Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register of the Corporation for the Exchangeable Shares or by holding for pick up by the holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of Exchangeable Shares, on behalf of the Corporation of certificates representing fully paid and non-assessable TSA Class A Common Shares and a cheque of the Corporation payable at par at any branch of the bankers of the Corporation in payment of the remaining portion, if any, of the total Liquidation Amount (less any Tax required to be deducted and withheld from the total Liquidation Amount by the Corporation without interest). On and after the Liquidation Date, the holders of the Exchangeable Shares shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Liquidation Amount, unless payment of the total Liquidation Amount for such Exchangeable Shares shall not be made upon presentation and surrender of share certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Liquidation Amount has been paid in the manner hereinbefore provided. The Corporation shall have the right at any time on or after the Liquidation Date to deposit or cause to be deposited the total Liquidation Amount in respect of the Exchangeable Shares represented by certificates that have not at the Liquidation Date been surrendered by the holders thereof in a custodial account with any chartered bank or trust company in Canada. Upon such deposit being made, the rights of the holders of Exchangeable Shares after such deposit shall be limited to receiving their proportionate part of the total Liquidation Amount (less any Tax required to be deducted and withheld therefrom) without interest for such Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of the total Liquidation Amount, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be the holders of the TSA Class A Common Shares delivered to them. Any certificate which represented an Exchangeable Share that has not been deposited, with all other instruments required by this
          Section 5.2, on or prior to the first anniversary of the Liquidation Date, shall cease to represent a claim or interest of any kind or nature as a holder of an Exchangeable Share.

     5.3 After the Corporation has satisfied its obligations to pay the holders of the Exchangeable Shares the Liquidation Amount per Exchangeable Share pursuant to Section 5.1 of these share provisions, such holders shall not be entitled to share in any further distribution of the assets of the Corporation.

     5.4 If TSA or TSA Holdco exercise the Liquidation Call Right, the holders of Exchangeable Shares shall be obligated to transfer their Exchangeable Shares to TSA or TSA Holdco, as applicable, in accordance with the terms of the Liquidation Call Right.

                                   ARTICLE 6

                   RETRACTION OF EXCHANGEABLE SHARES BY HOLDER

     6.1  A holder of Exchangeable Shares shall be entitled at any time, subject to the exercise by TSA of the Retraction Call Right and otherwise upon compliance with the provisions of this
                  Article 6, to require the Corporation to redeem any or all of the Exchangeable Shares registered in the name of such holder for an amount per share equal to (i) subject to any Equivalent Ratio Adjustment, the Current Market Price of a TSA Class A Common Share on the last Business Day prior to the Retraction Date, which shall be satisfied in full by the Corporation causing to be delivered to such holder one TSA Class A Common Share for each Exchangeable Share presented and surrendered by the holder, plus (ii) the Dividend Amount and (iii) the Fractional Amount (collectively the "Retraction Price"). To effect such redemption, the holder shall present and surrender at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of Exchangeable Shares the certificate or certificates representing the Exchangeable Shares which the holder desires to have the Corporation redeem, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under applicable Law and the memorandum and articles of association of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require, and together with a duly executed statement (the "Retraction Request") in the form of Schedule A hereto or in such other form as may be acceptable to the Corporation:

         (a) specifying that the holder desires to have all or any number specified therein of the Exchangeable Shares represented by such certificate or certificates (the "Retracted Shares") redeemed by the Corporation;

         (b) stating the Business Day on which the holder desires to have the Corporation redeem the Retracted Shares (the "Retraction Date"), provided that the Retraction Date shall be not less than ten (10) Business Days nor more than fifteen (15) Business Days after the date on which the Retraction Request is received by the Corporation and further provided that, in the event that no such Business Day is specified by the holder in the Retraction Request, the Retraction Date shall be deemed to be the fifteenth (15th) Business Day after the date on which the Retraction Request is received by the Corporation;

         (c) acknowledging the overriding right (the "Retraction Call Right") of TSA to purchase all but not fewer than all the Retracted Shares directly from the holder and that the Retraction Request shall be deemed to be a revocable offer by the holder to sell the Retracted Shares to TSA in accordance with the Retraction Call Right on the terms and conditions set out in Section 6.3 below; and

          (e) stating whether the holder is a Canadian Resident or is not a Canadian Resident.

     6.2 Subject to the exercise by TSA of the Retraction Call Right, upon receipt by the Corporation or the Transfer Agent in the manner specified in Section 6.1 hereof of a certificate or certificates representing the number of Exchangeable Shares which the holder desires to have the Corporation redeem, together with a Retraction Request, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.8, the Corporation shall redeem the Retracted Shares effective at the close of business on the Retraction Date and shall cause to be delivered to such holder the total Retraction Price with respect to such shares. If only a part of the Exchangeable Shares represented by any certificate are redeemed (or purchased by TSA pursuant to the Retraction Call Right), a new certificate for the balance of such Exchangeable Shares shall be issued to the holder at the expense of the Corporation.

     6.3 Upon receipt by the Corporation of a Retraction Request, the Corporation shall immediately notify TSA thereof and provide a copy of such Retraction Request. In order to exercise the Retraction Call Right, TSA must notify the Corporation in writing of its determination to do so (the "TSA Call Notice") within five (5) Business Days of notification to TSA by the Corporation of the receipt by the Corporation of the Retraction Request. If TSA does not so notify the Corporation within such five (5) Business Day period, the Corporation will notify the holder as soon as possible thereafter that TSA will not exercise the Retraction Call Right. If TSA delivers the TSA Call Notice within such five (5) Business Day time period, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.8, the Retraction Request shall thereupon be considered only to be an offer by the holder to sell the Retracted Shares to TSA in accordance with the Retraction Call Right. In such event, the Corporation shall not redeem the Retracted Shares and TSA shall purchase from such holder and such holder shall sell to TSA on the Retraction Date the Retracted Shares for a purchase price (the "Purchase Price") per share equal to the Retraction Price per share. For the purposes of completing a purchase pursuant to the Retraction Call Right, TSA shall deposit with the Transfer Agent, on or before the Retraction Date, certificates representing TSA Class A Common Shares and, if applicable, a cheque or cheques of TSA payable at par at any branch of the bankers of TSA representing the aggregate Dividend Amount less any amounts withheld on account of Tax required by Law to be deducted and withheld therefrom. Provided that TSA has complied with the immediately preceding sentence, the closing of the purchase and sale of the Retracted Shares pursuant to the Retraction Call Right shall be deemed to have occurred as at the close of business on the Retraction Date and, for greater certainty, no redemption by the Corporation of such Retracted Shares shall take place on the Retraction Date. In the event that TSA does not deliver a TSA Call Notice within such five (5) Business Day period, and provided that Retraction Request is not revoked by the holder in the manner specified in Section 6.8, the Corporation shall redeem the Retracted Shares on the Retraction Date and in the manner otherwise contemplated in this Article 6.

          TSA shall be permitted to delegate or assign the Retraction Call Right to TSA Holdco with the result that all references to TSA in these share provisions with respect to the exercise of the Retraction Call Right in respect of which the delegation or assignment is made shall be deemed to refer to TSA Holdco.

     6.4 A holder who is not a Canadian Resident shall deliver with each Retraction Request a certificate satisfactory to the Corporation or TSA, as the case may be, acting reasonably, issued pursuant to Subsection 116(2) of the ITA, with respect to the Exchangeable Shares being exchanged, having as the "certificate limit" as defined in Subsection 116(2) of the ITA, an amount no less than the cost of the Exchangeable Shares (which may be equal to the fair market value of the TSA Class A Common Shares and any cash receivable by such holder of Exchangeable Shares) to the Corporation or TSA, as the case may be.

          In the case of a holder who is a partnership, the holder shall also provide a certificate confirming the name and address of each member thereof and the percentage of partnership interest held by each member.

          In the event that a holder fails to deliver one of the requisite certificates described with such holder's Retraction Request or, if the Corporation or TSA is required to deduct or withhold any amount under any other provision of applicable Tax Law, the Corporation or TSA, as the case may be, shall be entitled to deduct and withhold from any consideration otherwise payable to any such holder such amounts as the Corporation or TSA, as the case may be, is required or permitted to deduct and withhold with respect to such payment under the ITA or any other provision of applicable Tax Law, in each case, as amended or succeeded; provided that such withheld amount shall not be remitted prior to two (2) Business Days prior to the date such amount is required by Law to be remitted (the "Remittance Date") and where such certificate or a certificate issued pursuant to Subsection 116(4) satisfactory to TSA Exchangeco, acting reasonably, is delivered prior to such Remittance Date, such withheld amount shall be released to the holder except to the extent that amounts were withheld or deducted pursuant to another provision of applicable Tax Law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to such holder of the Exchangeable Shares in respect of such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate Taxing Authority and a receipt evidencing such remittance is delivered to such holder. To the extent that the amount so required or permitted to be deducted or withheld from any payment to a holder exceeds the cash portion of the consideration otherwise payable to such holder, the Corporation or TSA, as the case may be, as agent of such holder, is hereby authorized to sell or otherwise dispose of such portion of the consideration as is necessary to provide sufficient funds to it to enable it to comply with such deduction or withholding requirement and the Corporation or TSA, as the case may be, shall notify such holder thereof and remit to such holder any unapplied balance of the net proceeds of such sale. If the proceeds of such sale are insufficient to fund the required withholding, such holder shall forthwith pay to the Corporation or TSA, as the case may be, or remit to the applicable Taxing Authority the deficiency. Such holder shall bear all reasonable costs and expenses associated with any sale by the Corporation or TSA, as the case may be, pursuant to the two immediately preceding sentences.

     6.5 The Corporation or TSA, as the case may be, shall deliver or cause the Transfer Agent to deliver to the relevant holder, at the address of the holder recorded in the securities register of the Corporation for the Exchangeable Shares or at the address specified in the holder's Retraction Request or by holding for pick-up by the holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of Exchangeable Shares, certificates representing fully paid and non-assessable TSA Class A Common Shares registered in the name of the holder or in such other name as the holder may request, and, if applicable, a cheque payable at par at any branch of the bankers of the Corporation or, as applicable, representing the aggregate Dividend Amount or Fractional Share Amount in partial satisfaction of the remaining portion of the total Retraction Price or the total Purchase Price, as the case may be, in each case, less any amounts withheld on account of Tax required to be deducted and withheld therefrom, and such delivery of such certificates and cheques on behalf of the Corporation or by TSA, as the case may be, or by the Transfer Agent shall be deemed to be payment of and shall satisfy and discharge all liability for the total Retraction Price or total Purchase Price, as the case may be, to the extent that the same is represented by such share certificates and cheques (plus any Tax deducted and withheld therefrom and remitted to the proper Taxing Authority without interest), unless such cheque is not paid on due presentation.

     6.6 On and after the close of business on the Retraction Date, the holder of the Retracted Shares shall cease to be a holder of such Retracted Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive his proportionate part of the total Retraction Price or total Purchase Price, as the case may be, unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of the total Retraction Price or the total Purchase Price, as the case may be, shall not be made as provided in Section 6.5, in which case the rights of such holder shall remain unaffected until the total Retraction Price or the total Purchase Price, as the case may be, has been paid in the manner hereinbefore provided. On and after the close of business on the Retraction Date, provided that presentation and surrender of certificates and payment of the total Retraction Price or the total Purchase Price, as the case may be, has been made in accordance with the foregoing provisions, the holder of the Retracted Shares so redeemed by the Corporation or purchased by TSA shall thereafter be considered and deemed for all purposes to be a holder of the TSA Class A Common Shares delivered to it. Any certificate which represented an Exchangeable Share that has not been deposited, with all other instruments required by this Article 6, on or prior to the sixth anniversary of the Effective Date, shall cease to represent a claim or interest of any kind or nature as a holder of an Exchangeable Share.

     6.7 Notwithstanding any other provision of this Article 6, the Corporation shall not be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent that such redemption of Retracted Shares would be contrary to solvency requirements or other provisions of applicable Law, including, without limitation, the NSCA and United States securities Laws. If the Corporation believes that on any Retraction Date it would not be permitted by any of such provisions to redeem all the Retracted Shares tendered for redemption on such date, and provided that TSA shall not have exercised the Retraction Call Right with respect to all the Retracted Shares, the Corporation shall only be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent of the maximum number that may be so redeemed (rounded down to a whole number of shares) as would not be contrary to such provisions and shall notify the holder at least two (2) Business Days prior to the Retraction Date as to the number of Retracted Shares which will not be redeemed by the Corporation. In any case in which the redemption by the Corporation of Retracted Shares would be contrary to solvency requirements or other provisions of applicable Law, including, without limitation, the NSCA and United States securities Laws, the Corporation shall redeem the maximum number of whole Exchangeable Shares which the Board of Directors determine the Corporation is, on the Retraction Date, permitted to redeem, which shall be selected as nearly as may be pro rata (disregarding fractions) in proportion to the total number of Exchangeable Shares tendered for retraction by each holder thereof and the Corporation shall issue to each holder of Retracted Shares a new certificate, at the expense of the Corporation, representing the Retracted Shares not redeemed by the Corporation pursuant to Section 6.2 hereof. Provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.8 and provided further that TSA shall not have exercised the Retraction Call Right with respect to the Retracted Shares, the holder of any such Retracted Shares not redeemed by the Corporation pursuant to
          Section 6.2 of these share provisions as a result of liquidity or solvency requirements or applicable Laws shall be deemed, by giving the Retraction Request, to require TSA to purchase such Retracted Shares from such holder on the Retraction Date or as soon as practicable thereafter on payment by TSA to such holder of the Purchase Price for each such Retracted Share, all as more specifically provided in the Voting and Exchange Trust Agreement.

     6.8 A holder of Retracted Shares may, by notice in writing given by such holder to the Corporation before the close of business on the Business Day immediately preceding the Retraction Date, withdraw its Retraction Request in which event such Retraction Request shall be null and void and, for greater certainty, the revocable offer constituted by the Retraction Request to sell the Retracted Shares to TSA shall be deemed to have been revoked.



                                   ARTICLE 7

              REDEMPTION OF EXCHANGEABLE SHARES BY THE CORPORATION

     7.1 Subject to applicable Law (including solvency restrictions which may require redemption of fewer than all of the Exchangeable Shares on a partial, pro-rata basis), and if TSA does not exercise the Redemption Call Right, the Corporation shall on the Redemption Date redeem the whole of the then outstanding Exchangeable Shares (other than those held by TSA and its Affiliates) for an amount per share equal to (i) subject to any Equivalent Ratio Adjustment, the Current Market Price of a TSA Class A Common Share on the last Business Day prior to the Redemption Date, which shall be satisfied in full by the Corporation causing to be delivered to each holder of Exchangeable Shares one TSA Class A Common Share for each Exchangeable Share held by such holder, plus (ii) the Dividend Amount plus (iii) the Fractional Share Amount (collectively the "Redemption Price").

     7.2 In any case of a redemption of Exchangeable Shares under this Article 7, the Corporation shall, at least forty (40) Business Days before the Redemption Date (other than a Redemption Date established in connection with a TSA Control Transaction, a TSA Spin-Out Decision Date, an Exchangeable Share Voting Event or an Exempt Exchangeable Share Voting Event), send or cause to be sent to each holder of Exchangeable Shares a notice in writing of the redemption by the Corporation or the purchase by TSA under the Redemption Call Right, as the case may be, of the Exchangeable Shares held by such holder. In the case of a Redemption Date established in connection with a TSA Control Transaction, a TSA Spin-Out Decision Date, an Exchangeable Share Voting Event and an Exempt Exchangeable Share Voting Event, the written notice of redemption by the Corporation or the purchase by TSA under the Redemption Call Right will be sent on or before the
          Redemption  Date,  on as many  days  prior  written  notice  as may be determined by the Board of Directors of the Corporation, acting in good faith and in its sole discretion and with a view to permitting the holders of Exchangeable Shares sufficient time to exchange their Exchangeable Shares prior to the record date for determination of the registered holders of TSA Class A Common Shares in order to participate in a TSA Control Transaction or TSA Spin-Out Decision Date, to be reasonably practicable in the circumstances. In any such case, such notice shall set out the Redemption Price or the Redemption Call Purchase Price, as the case may be, the Redemption Date and, if applicable, particulars of the Redemption Call Right.

     7.3 On or before the Redemption Date, a holder of Exchangeable Shares shall deliver to the Corporation a certificate stating whether the holder is a Canadian Resident or is not a Canadian Resident.

          On or before the Redemption Date, a holder of Exchangeable Shares who is not a Canadian Resident shall deliver to the Corporation a certificate issued pursuant to Subsection 116(2) of the ITA, with respect to the Exchangeable Shares being redeemed having as the "certificate limit" as defined in Subsection 116(2) of the ITA, an amount no less than the cost of the Exchangeable Shares (which may be equal to the fair market value of the TSA Class A Common Shares and any cash receivable by such holder) to the Corporation.

          In the case of a holder who is a partnership, the holder shall also provide a certificate confirming the name and address of each member thereof and the percentage of partnership interest held by each member.

          In the event that a holder fails to deliver one of the requisite certificates described or if the Corporation is required to deduct or withhold any amount under any other provision of applicable Tax Law, the Corporation shall be entitled to deduct and withhold from any consideration otherwise payable to any such holder such amounts as the Corporation is required or permitted to deduct and withhold with respect to such payment under the ITA or any other provision of applicable Tax Law, in each case, as amended or succeeded; provided that such withheld amount shall not be remitted prior to two (2) Business Days prior to the date such amount is required by Law to be remitted (the "Remittance Date") and where such certificate or a certificate issued pursuant to Subsection 116(4) satisfactory to the Corporation, acting reasonably, is delivered prior to such Remittance Date, such withheld amount shall be released to the holder except to the extent that amounts were withheld or deducted pursuant to another provision of applicable Tax Law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to such holder of the Exchangeable Shares in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate Taxing Authority and a receipt evidencing such remittance is delivered to such holder. To the extent that the amount so required or permitted to be deducted or withheld from any payment to a holder exceeds the cash portion of the consideration otherwise payable to such holder, the Corporation, as the case may be, as agent of such holder, is hereby authorized to sell or otherwise dispose of (or itself take title at the then-Current Market Price) such portion of the consideration as is necessary to provide sufficient funds to it to enable it to comply with such deduction or withholding requirement and the Corporation shall notify such holder thereof and remit to such holder any unapplied balance of the net proceeds of such sale. If the proceeds of such sale are insufficient to fund the required withholding, such holder shall forthwith pay to the Corporation or remit to the applicable Taxing Authority the deficiency. Such holder shall bear all reasonable costs and expenses associated with any sale by the Corporation pursuant to the two immediately preceding sentences.

     7.4 On or after the Redemption Date and subject to the exercise by TSA of the Redemption Call Right, the Corporation shall cause to be delivered to the holders of the Exchangeable Shares to be redeemed the Redemption Price for each such Exchangeable Share, upon presentation and surrender at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation in such notice of the certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under applicable Law and the memorandum and articles of association of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require. Payment of the total Redemption Price for such Exchangeable Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register of the Corporation or by holding for pick up by the holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation in such notice, on behalf of the Corporation of certificates representing fully paid and non-assessable TSA Class A Common Shares and, if applicable, a cheque of the
          Corporation payable at par at any branch of the bankers of the Corporation in respect of the full amount of the Dividend Amount or Fractional Share Amount comprising the total Redemption Price (less any Tax required to be deducted and withheld from the total Redemption Price by the Corporation without interest). On and after the Redemption Date, the holders of the Exchangeable Shares called for redemption shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Redemption Price, unless payment of the total Redemption Price for such Exchangeable Shares shall not be made upon presentation and surrender of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Redemption Price has been paid in the manner hereinbefore provided. The Corporation shall have the right at any time after the sending of notice of its intention to redeem the Exchangeable Shares as aforesaid to deposit or cause to be deposited the total Redemption Price for the Exchangeable Shares so called for redemption, or of such of the said Exchangeable Shares represented by certificates that have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, in a custodial account with any chartered bank or trust company in Canada named in such notice, less any amounts withheld on account of Tax required to be deducted and withheld therefrom. Upon the later of such deposit being made and the Redemption Date, the Exchangeable Shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or Redemption Date, as the case may be, shall be limited to receiving their proportionate part of the total Redemption Price for such Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of the total Redemption Price, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be holders of the TSA Class A Common Shares delivered to them. Any certificate which represented an Exchangeable Share that has not been deposited, with all other instruments required by this Section 7.4, on or prior to the first anniversary of the Redemption Date, shall cease to represent a claim or interest of any kind or nature as a holder of an Exchangeable Share.

     7.5 If TSA or TSA Holdco exercises the Redemption Call Right, the holders of Exchangeable Shares shall be obligated to transfer their Exchangeable Shares to TSA or TSA Holdco, as the case may be, in accordance with the terms of the Redemption Call Right.

                                   ARTICLE 8

                                  VOTING RIGHTS

     8.1 Except as required by applicable Law and the provisions of Article 9 and Sections 10.1, 10.2 and 11.2, the holders of the Exchangeable Shares shall not be entitled as such to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting. The holders of the Exchangeable Shares shall, however, be entitled to notice of meetings of the shareholders called for the purpose of authorizing the liquidation, dissolution or winding up of the Corporation.



                                   ARTICLE 9

                       AMENDMENT, APPROVAL AND CONVERSION

     9.1 The rights, privileges, restrictions and conditions attaching to the Exchangeable Shares may beadded to, changed or removed but only with the approval of the holders of the Exchangeable Shares given as hereinafter specified.

     9.2 Any approval given by the holders of the Exchangeable Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Exchangeable Shares or any other matter requiring the approval or consent of the holders of the Exchangeable Shares shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable Law, including without limitation the NSCA, subject to a minimum requirement that such approval be evidenced by resolution passed by not less than two-thirds of the votes cast on such resolution at a meeting of holders of Exchangeable Shares duly called and held at which the holders of at least 25% of the outstanding Exchangeable Shares at that time are present or represented by proxy (excluding Exchangeable Shares beneficially owned by TSA or an Affiliate of TSA). If at any such meeting the holders of at least 25% of the outstanding Exchangeable Shares at that time are not present or represented by proxy within one-half hour after the time appointed for such meeting then the meeting shall be adjourned to such date not less than five days thereafter and to such time and place as may be designated by the chairman of such meeting. At such adjourned meeting the holders of Exchangeable Shares present or represented by proxy thereat may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than two-thirds of the votes cast on such resolution at such meeting shall constitute the approval or consent of the holders of the Exchangeable Shares.

     9.3 Notwithstanding any other provision hereof, the Corporation shall be entitled to convert at any time any outstanding Exchangeable Shares into Common Shares with the consent of the holder of such Exchangeable Shares (the "Corporation Conversion Right"). To exercise the Corporation Conversion Right, the Corporation will send a written request for the consent of a holder to convert a specified number of Exchangeable Shares into Common Shares (the "Conversion Request"), and, at a mutually agreed time, the Corporation shall convert each such Exchangeable Share held by such holder who has given his or its consent thereto for such number of Common Shares as would have an equivalent value at the time of conversion (the "Conversion Amount") upon presentation and surrender at the principal corporate office of the Corporation of the certificate(s) representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of the Exchangeable Shares under applicable Law and the memorandum and articles of association of the Corporation and such additional documents and instruments, if any, as the Corporation may reasonably require. Payment of the Conversion Amount shall be made by delivery to the consenting holder, at the address stated in the Conversion Request, of the specified number of Common Shares, which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance.

                                   ARTICLE 10

        RECIPROCAL CHANGES, ETC. IN RESPECT OF TSA CLASS A COMMON SHARES

     10.1 Each holder of an Exchangeable Share is deemed to acknowledge that the Support Agreement provides, in part, that so long as there are Exchangeable Shares outstanding which are not held by TSA or any Affiliate of TSA, TSA will not without the prior approval of the Corporation and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 9.2 of these share provisions:

          (a)  issue or  distribute  TSA Class A Common  Shares  (or  securities exchangeable for or convertible into or carrying rights to acquire TSA Class A Common Shares) to the holders of all or substantially all of the then outstanding TSA Class A Common Shares by way of stock dividend (or a stock split payable as a stock dividend) or other distribution, other than an issue of TSA Class A Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire TSA Class A Common Shares) to holders of TSA Class A Common Shares who exercise an option to receive dividends in TSA Class A Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire TSA Class A Common Shares) in lieu of receiving cash dividends; or

          (b) issue or distribute rights, options or warrants to the holders of all or substantially all of the then outstanding TSA Class A Common Shares entitling them to subscribe for or to purchase TSA Class A Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire TSA Class A Common Shares); or

          (c) issue or distribute to the holders of all or substantially all of the then outstanding TSA Class A Common Shares:

               (i) shares or securities of TSA of any class other than TSA Class A Common Shares (other than shares convertible into or exchangeable for or carrying rights to acquire TSA Class A Common Shares);

               (ii) rights,  options or warrants other than those referred to in
                    Subsection 10.1(b) above,

               (iii) evidences of indebtedness of TSA; or

               (iv) assets of TSA;

                  unless the Corporation or TSA is permitted under applicable Law to issue and distribute the same, or the economic equivalent on a per share basis of, such rights, options, securities, shares, evidences of indebtedness or other assets to holders of the Exchangeable Shares other than TSA and its Affiliates or to effect an Equivalent Stock Subdivision or an Equivalent Ratio Adjustment and the Corporation or TSA issues or distributes the same, or the economic equivalent of, such rights, options, securities, shares, evidences of indebtedness or other assets simultaneously to holders of the Exchangeable Shares or effect an Equivalent Stock Subdivision or an Equivalent Ratio Adjustment; provided that, for greater certainty, the above restrictions shall not: (i) apply to any securities issued or distributed by TSA in order to give effect to and to consummate the transactions contemplated by, and in accordance with, the Plan of Arrangement or (ii) restrict TSA's overriding Redemption Call Right in the event of a TSA Spin-Out Decision Date.

     10.2 Each holder of an Exchangeable Share is deemed to acknowledge that the Support Agreement further provides, in part, that so long as there are Exchangeable Shares outstanding which are not held by TSA or any Affiliate of TSA, TSA will not without the prior approval of the Corporation and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 9.2 of these share provisions:

          (a) subdivide, redivide or change the then outstanding TSA Class A Common Shares into a greater number of TSA Class A Common Shares; or

          (b) reduce, combine or consolidate or change the then outstanding TSA Class A Common Shares into a lesser number of TSA Class A Common Shares; or

          (c)  reclassify  or otherwise  change the TSA Class A Common Shares or
               effect  an   amalgamation,   merger,   reorganization   or  other
               transaction affecting the TSA Class A Common Shares;

               unless (i) the Corporation is permitted under applicable Law to simultaneously make the same or an economically equivalent change to, or in the rights of the holders of, the Exchangeable Shares, and (ii) the same or an economically equivalent change is made to, or in the rights of the holders of, the Exchangeable Shares.

               The Support Agreement further provides, in part, that the aforesaid provisions of the Support Agreement shall not be changed without the approval of the holders of the Exchangeable Shares given in accordance with Section 9.2 of these share provisions.

                                   ARTICLE 11

             ACTIONS BY THE CORPORATION UNDER THE SUPPORT AGREEMENT

     11.1 The Corporation will take all such actions and do all such things as shall be necessary or advisable to perform and comply with and to ensure performance and compliance by TSA and TSA Holdco with all provisions of the Support Agreement applicable to the Corporation, TSA and TSA Holdco, respectively, in accordance with the terms thereof including, without limitation, taking all such actions and doing all such things as shall be necessary or advisable to enforce to the fullest extent possible for the direct benefit of the Corporation or the holders of Exchangeable Shares all rights and benefits in favour of the Corporation or the holders of Exchangeable Shares under or pursuant to such agreement.

     11.2 The Corporation shall not propose, agree to or otherwise give effect to any amendment to, or waiver or forgiveness of its rights or obligations under, the Support Agreement without the approval of the holders of the Exchangeable Shares given in accordance with Section
          9.2 of these share provisions other than such amendments, waivers and/or forgiveness as may be necessary or advisable for the purposes of:

          (a) adding to the covenants of any or all parties to such agreement for the protection of the Corporation or the holders of the Exchangeable Shares;

          (b) making such provisions or modifications not inconsistent with these Exchangeable Share Provisions as may be necessary or desirable with respect to matters or questions which, in the good faith opinion of the Board of Directors of the Corporation, it may be expedient to make, provided that such Board of Directors shall be of the good faith opinion, after consultation with counsel, that such provisions or modifications will not be prejudicial to the interests of the holders of the Exchangeable Shares; or

          (c) making such changes or corrections to such agreement which, on the advice of counsel to the Corporation, are reasonably required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error, provided that in the opinion of the Board of Directors of the Corporation, after consultation with counsel, such changes or corrections will not be prejudicial to the interests of the holders of the Exchangeable Shares.



                                   ARTICLE 12

                               LEGEND; CALL RIGHTS

     12.1 The certificates evidencing the Exchangeable Shares shall contain or have affixed thereto a legend, in form and on terms approved by the Board of Directors, with respect to:

          (a)  the Support Agreement;

          (b) the provisions of these share provisions relating to the Liquidation Call Right, the Retraction Call Right and the Redemption Call Right (a copy of which rights shall be attached to each certificate); and

          (c) the Voting and Exchange Trust Agreement (including the provisions with respect to the voting rights, exchange right and automatic exchange thereunder).

     12.2 Each holder of an Exchangeable Share, whether of record or beneficially, by virtue of becoming and being such a holder shall be deemed to acknowledge each of the Liquidation Call Right, the Retraction Call Right and the Redemption Call Right, in each case, in favor of TSA and other permitted persons and the overriding nature thereof in connection with the liquidation, dissolution or winding-up of the Corporation or the retraction or redemption of Exchangeable Shares, as the case may be, and to be bound thereby in favor of TSA and other permitted persons as therein provided.



                                   ARTICLE 13

                                  MISCELLANEOUS

     13.1 Any notice, request or other communication to be given to the Corporation by a holder of Exchangeable Shares shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by facsimile or by delivery to the registered office of the Corporation and addressed to the attention of the Secretary. Any such notice, request or other communication, if given by mail, facsimile or delivery, shall only be deemed to have been given and received upon actual receipt thereof by the Corporation.

     13.2 Any presentation and surrender by a holder of Exchangeable Shares to the Corporation or the Transfer Agent of certificates representing Exchangeable Shares in connection with the liquidation, dissolution or winding up of the Corporation or the retraction or redemption of Exchangeable Shares shall be made by registered mail (postage prepaid) or by delivery to the registered office of the Corporation or to such office of the Transfer Agent as may be specified by the Corporation, in each case addressed to the attention of the Secretary of the Corporation. Any such presentation and surrender of certificates shall only be deemed to have been made and to be effective upon actual receipt thereof by the Corporation or the Transfer Agent, as the case may be. Any such presentation and surrender of certificates made by registered mail shall be at the sole risk of the holder mailing the same.

     13.3 Any notice, request or other communication to be given to a holder of Exchangeable Shares by or on behalf of the Corporation shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by delivery to the address of the holder recorded in the securities register of the Corporation or, in the event of the address of any such holder not being so recorded, then at the last known
          address  of  such   holder.   Any  such   notice,   request  or  other
          communication, if given by mail, shall be deemed to have been given and received on the fifth (5th) Business Day following the date of mailing and, if given by delivery, shall be deemed to have been given and received on the date of delivery. Accidental failure or omission to give any notice, request or other communication to one or more holders of Exchangeable Shares shall not invalidate or otherwise alter or affect any action or proceeding to be taken by the Corporation pursuant thereto.

     13.4 If the Corporation determines that mail service is or is threatened to be interrupted at the time when the Corporation is required or elects to give any notice to the holders of Exchangeable Shares hereunder, the Corporation shall, notwithstanding the provisions hereof, give such notice by means of publication in The National Post, The Globe and Mail, national edition, or any other English language daily newspaper or newspapers of general circulation in Canada and in a French language daily newspaper of general circulation in the Province of Quebec, once in each of two (2) successive weeks, and notice so published shall be deemed to have been given on the latest date on which the first publication has taken place.

          If, by reason of any actual or threatened interruption of mail service due to strike, lock-out or otherwise, any notice to be given to the Corporation would be unlikely to reach its destination in a timely manner, such notice shall be valid and effective only if delivered personally to the Corporation in accordance with Sections 13.1 or 13.2, as the case may be.

     13.5 For greater certainty, the Corporation shall not be required for any purpose under these share provisions to recognize or take account of persons who are not so recorded in such securities register.

     13.6 Except as otherwise provided by applicable Law, all Exchangeable Shares acquired by the Corporation upon the redemption or retraction thereof shall be cancelled.

                                   SCHEDULE A

                                       TO

                   PROVISIONS ATTACHING TO EXCHANGEABLE SHARES

                              NOTICE OF RETRACTION

To the Corporation, TSA and TSA Holdco:

This notice is given pursuant to Article 6 of the provisions (the "Share Provisions") attaching to the share(s) represented by this certificate and all capitalized words and expressions used in this notice which are defined in the Exchangeable Share Provisions have the meanings ascribed to such words and expressions in such Exchangeable Share Provisions.

The undersigned hereby notifies the Corporation that, subject to the Retraction Call Right referred to below, the undersigned desires to have the Corporation redeem in accordance with Article 6 of the Share Provisions:

[ ] all share(s) represented by this certificate; or

[ ] _______________________         share(s) only.

The undersigned hereby notifies the Corporation that the Retraction Date shall be _____________________________________.



NOTE: The Retraction Date must be a Business Day and must not be less than ten
(10) Business Days nor more than fifteen (15) Business Days after the date upon which this notice is received by the Corporation. In the event that no such Business Day is specified above, the Retraction Date shall be deemed to be the fifteenth (15th) Business Day after the date on which this notice is received by the Corporation.

The undersigned acknowledges the Retraction Call Right of TSA to purchase all but not less than all the Retracted Shares from the undersigned and that this notice shall be deemed to be a revocable offer by the undersigned to sell the Retracted Shares to TSA in accordance with the Retraction Call Right on the Retraction Date for the Retraction Price and on the other terms and conditions set out in Section 6.3 of the Share Provisions. If TSA determines not to exercise the Retraction Call Right, the Corporation will notify the undersigned of such fact as soon as possible. This notice of retraction, and offer to sell the Retracted Shares to TSA, may be revoked and withdrawn by the undersigned by notice in writing given to the Corporation at any time before the close of business on the Business Day immediately preceding the Retraction Date.

The undersigned acknowledges that the Retraction Call Rights of TSA may, at the option of TSA, be exercised by TSA or TSA Holdco.

The undersigned acknowledges that if, as a result of solvency provisions of applicable Law, the Corporation is unable to redeem all Retracted Shares, the undersigned will be deemed to have exercised the Exchange Right (as defined in the Voting and Exchange Trust Agreement) so as to require TSA to purchase the unredeemed Retracted Shares.

The undersigned hereby represents and warrants to the Corporation, TSA and TSA Holdco that the undersigned has good title to, and owns, the share(s) represented by this certificate to be acquired by the Corporation or TSA, as the case may be, free and clear of all liens, claims and encumbrances.

______________    _______________________         ______________________

(Date)            (Signature of Shareholder)      (Guarantee of Signature)



         [ ] Please check box if the securities and any cheque(s) resulting from the retraction or purchase of the Retracted Shares are to be held for pick-up by the shareholder at the principal transfer office of Wells Fargo Bank Minnesota, National Association (the "Transfer Agent") in South St. Paul, Minnesota, failing which the securities and any cheque(s) will be mailed to the last address of the shareholder as it appears on the register.

The legal or beneficial owner of the Retracted Shares is for the purposes of the Income Tax Act (Canada), as amended (please check one):

         [ ]      a resident of Canada



         [ ]      a non-resident of Canada

NOTE: A holder of Exchangeable Shares who is a non-resident of Canada for Canadian income tax purposes is required to deliver a clearance certificate which evidences that such shareholder has prepaid any Canadian income tax arising on a capital gain realized on the retraction. In addition, similar certificates may be required by provincial taxing authorities. A clearance certificate must be obtained even in circumstances where the holder is not subject to Canadian income tax on a retraction. In the event that a holder fails to deliver the requisite certificates described above with this Notice of Retraction, the purchaser of the Retracted Shares is entitled to deduct and withhold from any consideration otherwise payable to any such holder such amounts (including a portion of the TSA Class A Common Shares that would otherwise be delivered on a Retraction) as the purchaser is required or permitted to deduct and withhold with respect to such payment under Canadian or provincial income tax law. The details of such withholding are set out more fully in the Exchangeable Share Provisions.

NOTE: This section must be completed and this certificate, together with such additional documents as the Transfer Agent may require, must be deposited with the Transfer Agent at its principal transfer office in South St. Paul, Minnesota. The securities and any cheque(s) resulting from the retraction or purchase of the Retracted Shares will be issued and registered in, and made payable to, respectively, the name of the shareholder as it appears on the register of the Corporation and the securities and cheque(s) resulting from such retraction or purchase will be delivered to such shareholder as indicated above, unless the form appearing immediately below is duly completed.

__________________________________  Date_____________________

Name of Person in Whose Name Securities or Cheque(s)



Are To Be Registered, Issued or Delivered (please print)



__________________________________  __________________________

Street Address or P.O. Box          Signature of Shareholder





__________________________________  __________________________

City - Province/State               Signature Guaranteed by



NOTE: If the notice of retraction is for less than all of the share(s) represented by this certificate, a certificate representing the remaining shares of the Corporation will be issued and registered in the name of the shareholder as it appears on the register of the Corporation, unless the share transfer power on the share certificate is duly completed in respect of such shares.

                                   SCHEDULE B

                                       TO

                  PROVISIONS ATTACHING TO EXCHANGEABLE SHARES

                           TSA LIQUIDATION CALL RIGHT

          (a) TSA shall have the overriding right (the "Liquidation Call Right"), in the event of and notwithstanding the proposed liquidation, dissolution or winding-up of TSA Exchangeco or any other distribution of the assets of TSA Exchangeco for the purposes of winding-up its affairs pursuant to Article 5 of the Exchangeable Share Provisions, to purchase from all but not less than all of the holders of Exchangeable Shares (other than TSA and its Affiliates) on the Liquidation Date all but not less than all of the Exchangeable Shares held by each such holder on payment by TSA of an amount per share equal to: (i) the Current Market Price (as defined in the Exchangeable Share Provisions) of one TSA Class A Common Share on the last Business Day prior to the Liquidation Date, which shall be satisfied in full by TSA delivering or causing to be delivered to such holder one TSA Class A Common Share (subject to any Equivalent Ratio Adjustment), plus (ii) the Dividend Amount; plus (iii) the Fractional Share Amount (collectively the "Liquidation Call Purchase Price") without interest. In the event of the exercise of the Liquidation Call Right by TSA, each holder shall be obligated to sell all of the Exchangeable Shares held by the holder to TSA on the Liquidation Date on payment by TSA to the holder of the Liquidation Call Purchase Price for each such share;

          (b) To exercise the Liquidation Call Right, TSA must notify the Transfer Agent in writing, as agent for the holders of Exchangeable Shares, and TSA Exchangeco of TSA's intention to exercise such right at least thirty (30) Business Days before the Liquidation Date in the case of a voluntary liquidation, dissolution or winding up of TSA Exchangeco and at least five (5) Business Days before the Liquidation Date in the case of an involuntary liquidation, dissolution or winding up of TSA Exchangeco. TSA will notify the Transfer Agent accordingly if it does not intend to exercise the Liquidation Call Right. The Transfer Agent will notify the holders of Exchangeable Shares as to whether or not TSA has exercised the Liquidation Call Right forthwith after the expiry of the date by which the same may be exercised by TSA. If TSA exercises the Liquidation Call Right, on the Liquidation Date, TSA will purchase and the holders will sell all of the Exchangeable Shares then outstanding for a price per share equal to the Liquidation Call Purchase Price;

          (c) Prior to the Liquidation Date, each holder of Exchangeable Shares shall deliver to TSA:

               (i) a certificate confirming that such holder is a Canadian Resident; or

               (ii) in the case of a holder  who is not a Canadian  Resident,  a certificate satisfactory to TSA acting reasonably, issued pursuant to Subsection 116(2) of the ITA, with respect to the Exchangeable Shares exchanged or disposed of, having as the "certificate limit", as defined in Subsection 116(2) of the ITA, an amount no less than the cost of the Exchangeable Shares (which may be the fair market value of the TSA Class A Common Shares and any cash receivable by such holder of Exchangeable Shares) to TSA or TSA Holdco as the case may be.

                  In the case of a holder who is a partnership, the holder shall also provide a certificate confirming the name and address of each member thereof and the percentage of partnership interest held by each member.

                  In the event that a holder fails to deliver one of the requisite certificates described above at or before the Liquidation Date or, if TSA is required to deduct or withhold any amount pursuant to any other provision of applicable Tax Law, TSA shall be entitled to deduct and withhold from any consideration otherwise payable to any such holder such amounts and by such means as set out in Section 4.7 (Withholding Rights) of the Plan of Arrangement;

          (d) For the purposes of completing the purchase of the Exchangeable Shares pursuant to the Liquidation Call Right, TSA shall deposit with the Transfer Agent, on or before the Liquidation Date, certificates representing the aggregate number of TSA Class A Common Shares deliverable by TSA in partial satisfaction of the total Liquidation Call Purchase Price and a cheque or cheques in the amount of the remaining portion, if any, of the total Liquidation Call Purchase Price without interest. Provided that the total Liquidation Call Purchase Price has been so deposited with the Transfer Agent (or withheld pursuant to paragraph (c) above), on and after the Liquidation Date the rights of each holder of Exchangeable Shares will be limited to receiving such holder's proportionate part of the total Liquidation Call Purchase Price payable by TSA without interest upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder. The holder shall on and after the Liquidation Date be considered and deemed for all purposes to be the holder of the TSA Class A Common Shares delivered to it. Upon surrender to the Transfer Agent of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the NSCA and the memorandum and articles of association of TSA Exchangeco and such additional documents and instruments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of TSA shall deliver to such holder, certificates representing the TSA Class A Common Shares to which the holder is entitled and a cheque or cheques of TSA payable at par at any branch of the bankers of TSA in payment of the remaining portion, if any, of the total Liquidation Call Purchase Price. If TSA does not exercise the Liquidation Call Right in the manner described above, on the Liquidation Date the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the Liquidation Amount otherwise payable by TSA Exchangeco in connection with the liquidation, dissolution or winding-up of TSA Exchangeco pursuant to Article 5 of the Exchangeable Share Provisions.

                                   SCHEDULE C

                                       TO

                   PROVISIONS ATTACHING TO EXCHANGEABLE SHARES

                            TSA REDEMPTION CALL RIGHT

          (a) TSA shall have the overriding right (the "Redemption Call Right"), notwithstanding the proposed redemption of the Exchangeable Shares by TSA Exchangeco pursuant to Article 7 of the Exchangeable Share Provisions, to purchase from all but not less than all of the holders of Exchangeable Shares (other than TSA and its Affiliates) on the Redemption Date all but not less than all of the Exchangeable Shares held by each such holder on payment by TSA to the holder of an amount per share equal to (i) the Current Market Price (as defined in the Exchangeable Share Provisions) of one TSA Class A Common Share on the last Business Day prior to the Redemption Date which shall be satisfied in full by causing to be delivered to such holder one TSA Class A Common Share (subject to any Equivalent Ratio Adjustment) plus; (ii) the Dividend Amount, plus (iii) the Fractional Share Amount (collectively the "Redemption Call Purchase Price"). In the event of the exercise of the Redemption Call Right by TSA, each holder shall be obligated to sell all of the Exchangeable Shares held by the holder to TSA on the Redemption Date on payment by TSA to the holder of the Redemption Call Purchase Price for each such share.

          (b) To exercise the Redemption Call Right, TSA must notify the Transfer Agent in writing, as agent for the holders of Exchangeable Shares, and TSA Exchangeco of TSA's intention to exercise such right at least forty (40) Business Days before the Redemption Date, except in the case of a redemption occurring as a result of a TSA Control Transaction, a TSA Spin-Out Decision Date, an Exchangeable Share Voting Event or an Exempt Exchangeable Share Voting Event, in which case TSA shall so notify the Transfer Agent and TSA Exchangeco on or before the Redemption Date. The Transfer Agent will notify the holders of the Exchangeable Shares as to whether or not TSA has exercised the Redemption Call Right forthwith after the date by which the same may be exercised by TSA. If TSA exercises the Redemption Call Right, on the Redemption Date, TSA will purchase and the holders will sell all of the Exchangeable Shares then outstanding for a price per share equal to the Redemption Call Purchase Price;

          (c) Prior to the Redemption Date, each holder of Exchangeable Shares shall deliver to TSA:

               (i) a certificate confirming that such holder is a Canadian Resident; or

               (ii) in the case of a holder who is a not a Canadian Resident,  a certificate satisfactory to the purchaser acting reasonably, issued pursuant to Subsection 116(2) of the ITA, with respect to the Exchangeable Shares exchanged or disposed of a certificate under Subsection 116(2) of the ITA having as the "certificate limit", as defined in Subsection 116(2) of the ITA, an amount no less than the cost of the Exchangeable Shares (which may be the fair market value of the TSA Class A Common Shares and any cash receivable by such holder of Exchangeable Shares) to TSA or TSA Holdco, as the case may be.

                  In the case of a holder who is a partnership, the holder shall also provide a certificate confirming the name and address of each member thereof and the percentage of partnership interest held by each member.

                  In the event that a holder fails to deliver one of the requisite certificates described above or, if TSA is required to deduct or withhold any other amount pursuant to any provision of applicable Tax Law, at or before the Redemption Date, TSA shall be entitled to deduct and withhold from any consideration otherwise payable to any such holder such amounts and by such means as set out in Section 4.7 (Withholding Rights) of the Plan of Arrangement;

          (d) For the purposes of completing the purchase of the Exchangeable Shares pursuant to the Redemption Call Right, TSA shall deposit with the Transfer Agent, on or before the Redemption Date, certificates representing the aggregate number of TSA Class A Common Shares deliverable by TSA in partial satisfaction of the total Redemption Call Purchase Price and a cheque or cheques in the amount of the remaining portion, if any, of the total
               Redemption Call Purchase Price. Provided that the total Redemption Call Purchase Price has been so deposited with the Transfer Agent (or withheld pursuant to paragraph (c) above), on and after the Redemption Date the rights of each holder of Exchangeable Shares will be limited to receiving such holder's proportionate part of the total Redemption Call Purchase Price payable by TSA upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder. The holder shall on and after the Redemption Date be considered and deemed for all purposes to be the holder of the TSA Class A Common Shares delivered to such holder without interest. Upon surrender to the Transfer Agent of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the NSCA and the memorandum and articles of association of TSA Exchangeco and such additional documents and instruments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of TSA shall deliver to such holder, certificates representing the TSA Class A Common Shares to which the holder is entitled and a cheque or cheques of TSA payable at par at any branch of the bankers of TSA in payment of the remaining portion, if any, of the total Redemption Call
               Purchase Price. If TSA does not exercise the Redemption Call Right in the manner described above, on the Redemption Date the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the redemption price otherwise payable by TSA Exchangeco in connection with the redemption of the Exchangeable Shares pursuant to Article 7 of the Exchangeable Share Provisions.

                                   SCHEDULE D

                                       TO

                   PROVISIONS ATTACHING TO EXCHANGEABLE SHARES

                                SUPPORT AGREEMENT

                  SUPPORT AGREEMENT, dated as of January 11, 2001 among Transaction Systems Architects, Inc., a Delaware corporation ("TSA"), Transaction Systems Architects Nova Scotia Company, a Nova Scotia unlimited company ("TSA Holdco"), and TSA Exchangeco Limited, a Nova Scotia limited company ("TSA Exchangeco").

                  WHEREAS in connection with a combination agreement dated as of October 24, 2000 among TSA, TSA Holdco, TSA Exchangeco and MessagingDirect Ltd., an Alberta Corporation ("MDL"), (the "Combination Agreement"), TSA Exchangeco is to issue exchangeable shares (the "Exchangeable Shares") to certain holders of securities of MDL pursuant to the plan of arrangement to be effected by Articles of Arrangement filed under the Business Corporations Act (Alberta) contemplated by the Combination Agreement and attached as an exhibit thereto (the "Plan of Arrangement");

                  WHEREAS, the Plan of Arrangement sets forth the rights, privileges, restrictions and conditions (collectively, the "Exchangeable Share Provisions") attaching to the Exchangeable Shares;

                   WHEREAS, the parties to the Combination Agreement desire to make appropriate provision and to establish a procedure whereby TSA, TSA Holdco and TSA Exchangeco will take certain actions and make certain payments and deliveries necessary to ensure that TSA Exchangeco will be able to make certain payments and to deliver or cause to be delivered TSA Class A Common Shares ("TSA Class A Common Shares") in satisfaction of the obligations of TSA Exchangeco under the Exchangeable Share Provisions with respect to the payment and satisfaction of dividends, Liquidation Amounts, Retraction Prices and Redemption Prices, all in accordance with the Exchangeable Share Provisions; and

                   WHEREAS, as part of the Plan of Arrangement and pursuant to the Combination Agreement, the parties hereto are to execute and deliver a Support Agreement substantially in the form of this Agreement on the Effective Date (as defined in the Combination Agreement);

                   NOW THEREFORE in consideration of the respective covenants and agreements provided in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    ARTICLE I
                         DEFINITIONS AND INTERPRETATION

           1.1     Defined Terms

                   Each term denoted herein by initial capital letters and not otherwise defined herein shall have the meaning ascribed thereto in the Exchangeable Share Provisions, unless the content requires otherwise.

           1.2     Interpretation Not Affected by Headings, Etc.

                   The division of this Agreement into Articles, Sections and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof. Unless otherwise indicated, all references to an "Article" or "Section" followed by a number and/or a letter refer to the specified Article or Section of this Agreement. The terms "this Agreement", "hereof", "herein" and "hereunder" and similar expressions refer to this Agreement (including the Schedules and Exhibits hereto) and not to any particular Article, Section or other portion hereof, but do not include any agreement or instrument supplementary or ancillary hereto.

           1.3     Number, Gender, Etc.

                   Words importing the singular number only shall include the plural and vice versa. Words importing the use of any gender shall include all genders.

           1.4     Date For Any Action

                   If any date on which any action is required to be taken under this Agreement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day.

                                   ARTICLE II

                 COVENANTS OF TSA, TSA HOLDCO AND TSA EXCHANGECO

          2.1      Covenants of TSA Regarding Exchangeable Shares

                   So long as any Exchangeable Shares not owned by TSA or its Affiliates are outstanding, TSA will:

          (a) not declare or pay any dividend on the TSA Class A Common Shares unless: (i) TSA Exchangeco shall comply with the provisions of
               Section 3.1 of the Exchangeable Share Provisions; and (ii) TSA Exchangeco shall have sufficient money or other assets or authorized but unissued securities available to enable the due declaration and the due and punctual payment, in accordance with applicable Law, of any dividend to be declared and paid by TSA Exchangeco all in accordance with Section 3.1 of the Exchangeable Share Provisions;

          (b) advise TSA Exchangeco sufficiently in advance of the declaration by TSA of any dividend on the TSA Class A Common Shares and take all such other actions as are necessary, in cooperation with TSA Exchangeco, to ensure that: (i) the respective declaration date, record date and payment date for a dividend on the Exchangeable Shares shall be the same declaration date, record date and payment date for the corresponding dividend on the TSA Class A Common Shares; or, (ii) the effective date for an Equivalent Stock Subdivision or Equivalent Ratio Adjustment, as the case may be, shall be the same as the payment date for the corresponding stock dividend on the TSA Class A Common Shares;


          (c) take all such actions and do all such things as are necessary or desirable to enable and permit TSA Exchangeco, in accordance with applicable Law, to pay and otherwise perform its obligations with respect to the satisfaction of the Liquidation Amount, the Retraction Price or the Redemption Price in respect of each issued and outstanding Exchangeable Share (other than
               Exchangeable Shares owned by TSA or its Affiliates) upon the liquidation, dissolution or winding up of TSA Exchangeco, or any other distribution of the assets of TSA Exchangeco among its Shareholders for the purpose of winding up its affairs, the delivery of a Retraction Request by a holder of Exchangeable Shares or a redemption of Exchangeable Shares by TSA Exchangeco, as the case may be, including, without limitation, all such actions and all such things as are necessary or desirable to enable and permit TSA Exchangeco to cause to be delivered TSA Class A Common Shares to the holders of Exchangeable Shares in accordance with the provisions of Articles 5, 6 or 7, as the case may be, of the Exchangeable Share Provisions;


          (d) take all such actions and do all such things as are reasonably necessary or desirable to enable and permit TSA Exchangeco, TSA Holdco or TSA, in accordance with applicable Law, to perform its obligations contemplated in the Plan of Arrangement (including the Exchangeable Share Provisions), including without limitation, those obligations arising upon the exercise by it of the
               Liquidation Call Right, the Retraction Call Right or the Redemption Call Right, and further including, without limitation, all such actions and all such things as are necessary or desirable to enable and permit TSA Exchangeco, TSA Holdco or TSA to cause TSA Class A Common Shares to be delivered to the holders of Exchangeable Shares, in accordance with the provisions of the Liquidation Call Right, the Retraction Call Right or the Redemption Call Right, as the case may be; and


          (e) not exercise its vote as a shareholder, directly or indirectly, to initiate the voluntary liquidation, dissolution or winding up of TSA Exchangeco or any other distribution of the assets of TSA Exchangeco among its shareholders for the purpose of winding up its affairs, nor take any action or omit to take, directly or indirectly, any action that is designed to result in the liquidation, dissolution or winding up of TSA Exchangeco or any other distribution of the assets of TSA Exchangeco among its shareholders for the purpose of winding up its affairs, subject to the provision in section 2.9 herein that a reorganization of TSA Exchangeco shall not be prohibited in circumstances outlined therein.




          2.2      Segregation of Funds

                   TSA will cause TSA Exchangeco to deposit a sufficient amount of funds in a separate account of TSA Exchangeco and segregate a sufficient amount of such assets and other property as is necessary to enable TSA Exchangeco to pay dividends when due and to pay or otherwise satisfy the applicable dividends, Liquidation Amount, Retraction Price or Redemption Price, in each case for the benefit of holders from time to time of the Exchangeable Shares (other than TSA and its Affiliates), and TSA Exchangeco will use such funds, assets and other property so segregated exclusively for the payment of dividends and the payment or other satisfaction of the Liquidation Amount, the Retraction Price or the Redemption Price, as applicable, net of any corresponding withholding tax obligations and for the remittance of such withholding tax obligations.

          2.3      Reservation of TSA Class A Common Shares

                   TSA hereby represents, warrants and covenants that it has irrevocably reserved for issuance and will at all times while any Exchangeable Shares (other than Exchangeable Shares held by TSA or its Affiliates) are outstanding, keep available, free from pre-emptive and other rights, out of its authorized and unissued share capital such number of TSA Class A Common Shares (or other shares or securities into which TSA Class A Common Shares may be reclassified or changed as contemplated by Section 2.7 hereof): (a) as is equal to the sum of: (i) the number of Exchangeable Shares issued and outstanding from time to time (other than those Exchangeable Shares that have been acquired by TSA or its Affiliates); and (ii) the number of Exchangeable Shares issuable upon the exercise of all rights to acquire Exchangeable Shares outstanding from time to time; and (b) as are now and may hereafter be required to enable and permit TSA Exchangeco to meet its obligations hereunder, under the Voting and Exchange Trust Agreement, under the Exchangeable Share Provisions and under any other security or commitment pursuant to the Plan of Arrangement with respect to which TSA may now or hereafter be required to issue TSA Class A Common Shares and to enable and permit TSA Exchangeco, TSA Holdco, or TSA to meet its obligations under the Automatic Exchange Rights (as defined in the Voting and Exchange Trust Agreement), Exchangeable Share Provisions, Liquidation Call Right, the Retraction Call Right and the Redemption Call Right.

          2.4      Notification of Certain Events

                   In order to assist TSA in complying with its obligations hereunder and to permit TSA Exchangeco, TSA Holdco, or TSA to exercise the Liquidation Call Right, the Retraction Call Right and the Redemption Call Right, TSA Exchangeco will notify TSA, and TSA Holdco (and with respect to (a) below, the transfer agent of the Exchangeable Shares) of each of the following events at the time set forth below:

          (a) in the event of any determination by the Board of Directors of TSA Exchangeco to institute voluntary liquidation, dissolution or winding up proceedings with respect to TSA Exchangeco or to effect any other distribution of the assets of TSA Exchangeco among its shareholders for the purpose of winding up its affairs, at least 60 days prior to the proposed effective date of such liquidation, dissolution, winding up or other distribution;


          (b) immediately, upon the earlier of: (i) receipt by TSA Exchangeco of notice of; and (ii) TSA Exchangeco otherwise becoming aware of, any threatened or instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding up of TSA Exchangeco or to effect any other distribution of the assets of TSA Exchangeco among its shareholders for the purpose of winding up its affairs;

          (c)  immediately,  upon  receipt  by TSA  Exchangeco  of a  Retraction
               Request;

          (d) on the same date on which notice of redemption is given to the holders of Exchangeable Shares, upon the determination of a Redemption Date in accordance with the Exchangeable Share Provisions; and

          (e) as soon as practicable upon the issue by TSA Exchangeco of any Exchangeable Shares or rights to acquire Exchangeable Shares (other than the issue of Exchangeable Shares and rights to acquire Exchangeable Shares in exchange for MDL Class A Shares pursuant to the Arrangement).

          2.5      Delivery of TSA Class A Common Shares

                   In furtherance of TSA's obligations under Sections 2.1 (c) and 2.1 (d) hereof, upon notice from TSA Exchangeco, TSA Holdco or TSA of any event that requires any such party to cause TSA Class A Common Shares to be delivered to any holder of Exchangeable Shares, TSA shall forthwith allot or reserve, issue and deliver or cause to be delivered to the relevant holder of Exchangeable Shares as directed by TSA Exchangeco, TSA Holdco or TSA of the requisite number of TSA Class A Common Shares to be allotted to or reserved for, and received by and issued to the former holder of the surrendered Exchangeable Shares. All such TSA Class A Common Shares shall be validly issued, fully paid, non-assessable, and will be free and clear of any lien, claim or encumbrance attributable to, or arising due to, any action or omission of the issuer.

          2.6      Issuance,  Listing  and  Registration  of TSA  Class A Common
          Shares


                   So long as any Exchangeable Shares not owned by TSA or its Affiliates are outstanding, TSA will cause the TSA Class A Common Shares to be issued from time to time upon exchange of the Exchangeable Shares to be quoted on the NASDAQ or such other exchange or quotation system to the same extent as TSA stock is quoted generally, subject only to official notice of issuance. TSA will prepare and file the Registration Statement (as defined in the Combination Agreement) with the SEC.

          2.7      Economic Equivalence

                  So long as any Exchangeable Shares not owned by TSA or its Affiliates are outstanding:

                   (a) TSA will not without the prior approval of TSA Exchangeco and the prior approval of the holders of the Exchangeable Shares given in accordance with
                           Section 9.2 of the Exchangeable Share Provisions:

                           (i) issue or distribute TSA Class A Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire TSA Class A Common Shares) to the holders of all or substantially all of the then outstanding TSA Class A Common Shares by way of stock dividend (including a stock split payable as a stock dividend) or other distribution, other than an issue of TSA Class A Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire TSA Class A Common Shares) to holders of TSA Class A Common Shares who exercise an option to receive dividends in TSA Class A Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire TSA Class A Common Shares) in lieu of receiving cash dividends;


                            (ii)    issue  or  distribute  rights,   options  or
                                    warrants   to   the   holders   of   all  or
                                    substantially  all of the  then  outstanding
                                    TSA  Class A Common  Shares  entitling  them
                                    to  subscribe  for or to purchase  TSA Class
                                    A    Common     Shares    (or     securities
                                    exchangeable for or convertible into or carrying rights to acquire TSA Class A Common Shares); or


(iii) issue or distribute to the holders of all or substantially all of the then outstanding TSA Class A Common Shares:

(A) shares or securities of TSA of any class other than TSA Class A Common Shares (other than shares convertible into or exchangeable for or carrying rights to acquire TSA Class A Common Shares);

(B)      rights,  options or  warrants  other than those  referred to in Section
                                            2.7(a)(ii) above;

(C)      evidences of indebtedness of TSA; or

(D)      assets of TSA;


                           unless TSA or TSA Exchangeco is permitted under applicable Law to issue or distribute the same, or the economic equivalent on a per share basis of, such rights, options, securities, shares, evidences of indebtedness or other assets to holders of the Exchangeable Shares other than TSA and its Affiliates or to effect an Equivalent Stock Subdivision or Equivalent Ratio Adjustment and TSA or TSA Exchangeco issues or distributes the same, or the economic equivalent of, such rights, options, securities, shares, evidences of indebtedness or other assets simultaneously to holders of the Exchangeable Shares or effects an Equivalent Stock Subdivision or Equivalent Ratio Adjustment; provided that, for greater certainty, the above restrictions shall not:
                           (i) apply to any securities issued or distributed by TSA in order to give effect to and to consummate the transactions contemplated by, and in accordance with, the Plan of Arrangement or (ii) restrict TSA's overriding Redemption Call Right in the event of a TSA Spin-Out Decision Date.

                   (b) TSA will not without the prior approval of TSA Exchangeco and the prior approval of the holders of the Exchangeable Shares given in accordance with
                           Section 9.2 of the Exchangeable Share Provisions:

                           (i) subdivide, redivide or change the then outstanding TSA Class A Common Shares into a greater number of TSA Class A Common Shares; or

                           (ii) reduce, combine, consolidate or change the then outstanding TSA Class A Common Shares into a lesser number of TSA Class A Common Shares; or

                           (iii) reclassify or otherwise change the TSA Class A Common Shares or effect an amalgamation, merger, reorganization or other transaction affecting the TSA Class A Common Shares;

                           unless (x) TSA Exchangeco is permitted under applicable Law to make the same or an economically equivalent change to, or in the rights of holders of, the Exchangeable Shares and (y) the same or an economically equivalent change is made to, or in the rights of the holders of, the Exchangeable Shares.

(c)      Should the board of  directors  of TSA  Exchangeco  determine,  in good faith and in its sole and absolute discretion, to provide economic equivalence for the purposes of any event referred to in section 2.7 (a) or (b) above, the board of directors of TSA Exchangeco shall determine, in its sole and absolute discretion, (with the assistance of such reputable and qualified independent financial advisors and/or other experts as the board of directors of TSA Exchangeco may require) such economic equivalence, and each such determination shall be conclusive and binding on TSA Exchangeco, all TSA Exchangeco security holders and TSA. In making such determination of economic equivalence, the following factors shall, without excluding other factors determined by the board of directors of TSA Exchangeco to be relevant, be considered by the board of directors of TSA Exchangeco :


(i) in the case of any stock dividend or other distribution payable in TSA Class A Common Shares, the number of such shares issued in proportion to the number of TSA Class A Common Shares previously outstanding;

(ii)     in the case of the issuance or distribution  of any rights,  options or warrants to  subscribe  for or purchase  TSA
                                    Class  A  Common   Shares   (or   securities
                                    exchangeable for or convertible into or carrying rights to acquire TSA Class A Common Shares), the relationship between the exercise price of each such right, option or warrant and the Current Market Price;

(iii)    in the  case of the  issuance  or  distribution  of any  other  form of property  (including  without limitation any
                                    securities  of TSA of any class  other  than
                                    TSA  Class  A  Common  Shares,  any  rights,
                                    options   or   warrants   other  than  those
                                    referred to in Subsection (b) above, any evidences of indebtedness of TSA or any assets of TSA), the relationship between the fair market value (as determined by the board of directors of TSA Exchangeco in the manner above contemplated) of such property to be issued or distributed with respect to each outstanding TSA Class A Common Share and the Current Market Price;



(iv)     in the  case of any  subdivision,  re-division  or  change  of the then outstanding  TSA Class A Common  Shares into
                                    a  greater  number  of TSA  Class  A  Common
                                    Shares  or  the  reduction,  combination  or
                                    consolidation   or   change   of  the   then
                                    outstanding  TSA Class A Common  Shares into
                                    a  lesser  number  of  TSA  Class  A  Common
                                    Shares   or   any   amalgamation,    merger,
                                    re-organization    or   other    transaction
                                    effecting the TSA Class A Common Shares, the effect thereof on the then outstanding shares of TSA Class A Common Shares; and

(v)      the general  taxation  consequences of the relevant event to holders of
                                    Exchangeable   Shares  to  the  extent  that
                                    such   consequences   may  differ  from  the
                                    taxation  consequences  to  holders  of  TSA
                                    Class  A  Common   Shares  as  a  result  of
                                    differences  between  Tax  Laws  of  Canada,
                                    the United  Kingdom,  and the United  States
                                    (except  for  any   differing   consequences
                                    arising  as a result of  differing  marginal
                                    taxation  rates  and  without  regard to the
                                    individual   circumstances   of  holders  of
                                    Exchangeable Shares).

                  (d) TSA Exchangeco agrees that, to the extent required, and subject to TSA's overriding Redemption Call Right in the event of a TSA Spin-Out Decision Date, upon due notice from TSA, TSA Exchangeco will use its best efforts to take or cause to be taken such steps as may be necessary for the purposes of ensuring that appropriate dividends are paid or other distributions are made by TSA Exchangeco, or changes are made to the Exchangeable Shares or that an Equivalent Ratio Adjustment is made, in order to implement the required economic equivalence with respect to TSA Class A Common Shares and Exchangeable Shares as provided for in this Section 2.7.


          2.8      Tender Offers, Etc.

                  In the event that a tender offer, share exchange offer, issuer bid, take-over bid or similar transaction with respect to TSA Class A Common Shares (an "Offer") is proposed by TSA or is proposed to TSA or its shareholders and is recommended by the board of directors of TSA, or is otherwise effected or to be effected with the consent or approval of the board of directors of TSA and the Exchangeable Shares are not redeemed by TSA Exchangeco or purchased by TSA Holdco (or TSA) pursuant to the Redemption Call Right or Automatic Exchange Rights, TSA will use its reasonable efforts in good faith to take all such actions and do all such things as are reasonably necessary or desirable to enable and permit holders of Exchangeable Shares other than TSA and its Affiliates to participate in such Offer to the same extent and on an economically equivalent basis as the holders of TSA Class A Common Shares, without discrimination. Without limiting the generality of the foregoing, TSA will use its reasonable efforts in good faith to ensure that holders of Exchangeable Shares may participate in each such Offer without being required to retract Exchangeable Shares as against TSA Exchangeco (or, if so required, to ensure that any such retraction shall be effective only upon, and shall be conditional upon, the closing of such Offer and only to the extent necessary to tender or deposit to the Offer). Nothing herein shall affect the rights of TSA Exchangeco to redeem (or TSA Holdco or TSA to purchase pursuant to the Redemption Call Right or Automatic Exchange Rights) Exchangeable Shares, as applicable, in the event of a TSA Control Transaction.

2.9      Ownership of Outstanding Shares of TSA Exchangeco

                  TSA covenants and agrees in favour of TSA Exchangeco that, as long as any outstanding Exchangeable Shares are owned by any Person other than TSA or its Affiliates, TSA will be and remain the direct or indirect beneficial owner of all issued and outstanding voting shares in the capital of TSA Exchangeco and of all of the issued and outstanding shares of TSA Holdco, unless obtaining the prior approval of TSA Exchangeco and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 9.2 of the Exchangeable Share Provisions, and provided that this shall not prohibit a reorganization of TSA Exchangeco or TSA Holdco which results in TSA or its Affiliates assuming or succeeding to the rights and obligations of TSA Exchangeco and TSA Holdco hereunder, but provided further that no such reorganization shall result in the holders of Exchangeable Shares becoming shareholders or otherwise beneficially interested in any body corporate or other entity which does not afford its shareholders (or other equity holders) limited liability.

2.10     TSA and Affiliates Not to Vote Exchangeable Shares

                  TSA covenants and agrees that it will appoint and cause to be appointed proxy holders with respect to all Exchangeable Shares held by TSA and its Affiliates, specifically including TSA Holdco, for the sole purpose of attending each meeting of holders of Exchangeable Shares in order to be counted as part of the quorum for each such meeting. TSA further covenants and agrees that it will not, and will cause each of its Affiliates (including TSA Holdco) not to, exercise any voting rights that may be exercisable by holders of Exchangeable Shares from time to time pursuant to the Exchangeable Share Provisions or pursuant to the provisions of the ABCA (or any successor or other corporate statute by which TSA Exchangeco may in the future be governed) with respect to any Exchangeable Shares held by it or by TSA Holdco, TSA or by TSA's Affiliates in respect of any matter considered at any meeting of holders of Exchangeable Shares.

          2.11     Due Performance

                   On and after the Effective Date, TSA shall duly and timely perform all of its obligations provided for in the Plan of Arrangement, including any obligations that may arise upon the exercise of TSA's rights under the Exchangeable Share Provisions.

                                                ARTICLE III

                                                  GENERAL

          3.1      Term

                   This Agreement shall come into force and be effective as of the date hereof and shall terminate and be of no further force and effect at such time as no Exchangeable Shares (or securities or rights convertible into or exchangeable for or carrying rights to acquire Exchangeable Shares) are held by any party other than TSA and any of its Affiliates.

          3.2      Changes in Capital of TSA and TSA Exchangeco

                   Notwithstanding the provisions of Section 3.4 hereof, at all times after the occurrence of any event effected pursuant to Section 2.7 or
  2.8 hereof or otherwise, as a result of which either the TSA Class A Common Shares or the Exchangeable Shares or both are in any way changed, this Agreement shall forthwith be amended and modified as necessary in order that it shall apply with full force and effect, mutatis mutandis, to all new securities into which TSA Class A Common Shares or the Exchangeable Shares or both are so changed and the parties hereto shall execute and deliver an agreement in writing giving effect to and evidencing such necessary amendments and modifications.

          3.3      Severability

                  If any provision of this Agreement, or the application thereof, will for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the greatest extent possible, the economic, businesses, legal and other purposes of the void or unenforceable provision.

          3.4      Amendments, Modifications, Etc.

                   Subject to Section 3.2, 3.3 and 3.5, this Agreement may not be amended or modified except by an agreement in writing executed by TSA Exchangeco, TSA, and TSA Holdco and approved by the holders of the Exchangeable Shares in accordance with Section 9.2 of the Exchangeable Share Provisions.

          3.5      Administrative Amendments

                   Notwithstanding the provisions of Section 3.4, the parties to this Agreement may in writing, at any time and from time to time, without the approval of the holders of the Exchangeable Shares, amend or modify this Agreement as may be necessary or advisable for the purposes of:

                   (a) adding to the covenants of any or all parties to this Agreement for the protection of TSA Exchangeco or the holders of the Exchangeable Shares, provided that the board of directors of each of TSA, TSA Exchangeco and TSA Holdco shall be of the good faith opinion, after consultation with counsel, that such additions will not be prejudicial to the rights or interest of the holders of Exchangeable Shares;

(b)      making such  provisions or  modifications  not  inconsistent  with this
                        Agreement  as  may  be  necessary  or  desirable  with
                        respect to matters or questions which, in the good faith opinion of the board of directors of each of
                        TSA  Exchangeco,   TSA  Holdco  and  TSA,  it  may  be
                        expedient to make, provided that each such board of directors shall be of the good faith opinion, after consultation with counsel, that such provisions or
                        modifications   will   not  be   prejudicial   to  the
                        interests of the holders of the  Exchangeable  Shares;
                        or

(c)      making such changes or corrections  to this  Agreement,  which,  on the advice of counsel, are reasonably required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error, provided that in the opinion of the board of directors of each of TSA Exchangeco, TSA Holdco and TSA, after consultation with counsel, such changes or corrections will not be prejudicial to the interests of the holders of the Exchangeable Shares.


          3.6      Meeting to Consider Amendments

                   TSA Exchangeco, at the request of TSA, shall call a meeting or meetings of the holders of the Exchangeable Shares for the purpose of considering any proposed amendment or modification requiring approval pursuant to Section 3.4 hereof. Any such meeting or meetings shall be called and held in accordance with the by-laws of TSA Exchangeco, the Exchangeable Share Provisions and all applicable Laws.

          3.7      Amendments Only in Writing

                   No amendment to or modification or waiver of any of the provisions of this Agreement otherwise permitted hereunder shall be effective unless made in writing and signed by all of the parties hereto.

          3.8      Inurement

                   This Agreement shall be binding upon and inure to the benefit of the parties hereto, the holders from time to time of the Exchangeable Shares and their respective successors and permitted assigns from time to time, as well as to their respective heirs, executors, trustees, administrators and other personal representatives.

          3.9      Notices to Parties

                  All notices and other communications pursuant to this Agreement shall be in writing and deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, by facsimile, sent by nationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following address (or at such other address for a party as shall be specified by like notice):

If to TSA, TSA Holdco or TSA Exchangeco:

Transaction Systems Architects, Inc.
224 South 108th Avenue
Suite 7
Omaha, Nebraska

68154

Attention:  General Counsel and Secretary

Facsimile: (402) 390-8077



All such notices and other communications shall be deemed to have been received
(a) in the case of personal delivery, on the date of such delivery, (b) in the case of a facsimile, when the party receiving such copy shall have confirmed receipt of the communication, (c) in the case of delivery by nationally-recognized overnight courier, on the business day following dispatch, and (d) in the case of mailing, on the tenth business day following such mailing.

          3.10 Counterparts

                   This Agreement may be executed in any number of counterparts, each of which will be an original as regards any party whose signature appears thereon and all of which together will constitute one and the same instrument. This Agreement will become binding when one or more counterparts hereof, individually or taken together, will bear the signatures of all the parties reflected hereon as signatories.

          3.11 Jurisdiction

                   This Agreement shall be construed and enforced in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein.

          3.12    Attornment

                   Each of the parties hereto agrees that any action or proceeding arising out of or relating to this Agreement may be instituted in the courts of Alberta, waives any objection which it may have now or hereafter to the venue of any such action or proceeding, irrevocably submits to the jurisdiction of the said courts in any such action or proceeding, agrees to be bound by any judgment of the said courts and not to seek, and hereby waives, any review of the merits of any such judgment by the courts of any other jurisdiction.

                   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                             TRANSACTION SYSTEMS ARCHITECTS, INC.

                             By:
                             ___________________________________
                             Name:
                             Title:




                             TRANSACTION SYSTEMS ARCHITECTS NOVA SCOTIA COMPANY

                             By:
                             ___________________________________
                             Name:  David P. Stokes
                             Title: President and Secretary




                             TSA EXCHANGECO LIMITED

                             By:
                             ___________________________________
                             Name:  David P. Stokes
                             Title: President and Secretary

                                APPENDIX C TO THE

                               PLAN OF ARRANGEMENT

                    PROVISIONS ATTACHING TO PREFERRED SHARES

                            OF TSA EXCHANGECO LIMITED

         The Preferred Shares in the capital of TSA Exchangeco Limited shall have the following rights, privileges, restrictions and conditions.

ARTICLE 1

                                 INTERPRETATION

         For the purposes of these share provisions:

         "Affiliate" has the meaning ascribed to the term "affiliate" in the NSCA;

         "Board of Directors" means the Board of Directors of the Corporation.

         "Business Day" means any day, other than a Saturday, a Sunday or a day which is a statutory or civic holiday in the State of Nebraska;

         "Call and Right of First Refusal Agreement" means the Call and Right of First Refusal Agreement with respect to the Preferred Shares to be entered into by TSA Subco, TSA Holdco and the Corporation prior to the initial issuance of the Preferred Shares;

         "Call Notice" has the meaning ascribed thereto in Section 4.2 of these share provisions;

         "Canadian Dollar Equivalent" means in respect of an amount expressed in currency other than Canadian dollars (the "Foreign Currency Amount") on any date, the product obtained by multiplying (a) the Foreign Currency Amount by (b) the noon spot exchange rate on such date for such foreign currency expressed in Canadian dollars as reported by the Bank of Canada or, in the event such spot exchange rate is not available, such exchange rate on such date for such foreign currency expressed in Canadian dollars as may be deemed by the Board of Directors to be appropriate for such purpose;

         "Canadian Resident" means a resident of Canada for the purposes of the ITA;

         "Common Shares" means the common shares of the Corporation;

         "Corporation" means TSA Exchangeco Limited, a Nova Scotia limited company;

         "Current Market Price" means, in respect of a TSA Class A Common Share on any date, the Canadian Dollar Equivalent of the average closing price (computed and rounded to the third decimal point) of TSA Class A Common Shares during a period of twenty (20) consecutive trading days ending not more than three (3) trading days before such date on the NASDAQ, or, if the TSA Class A Common Shares are not then listed on the NASDAQ, on such other stock exchange or automated quotation system on which the TSA Class A Common Shares are listed or quoted, as the case may be, as may be selected by the Board of Directors for such purpose; provided, however, that if in the opinion of the Board of Directors the public distribution or trading activity of TSA Class A Common Shares during such period does not create a market which reflects the fair market value of a TSA Class A Common Share, then the Current Market Price of a TSA Class A Common Share shall be determined by the Board of Directors based upon the advice of such qualified independent financial advisors as the Board of Directors may deem to be appropriate, and provided further that any such selection, opinion or determination by the Board of Directors shall be conclusive and binding or, if none of the foregoing is applicable, then the fair market value of the TSA Class A Common Shares as determined in good faith by the Board of Directors;

         "Dividend Amount" means an amount equal to the full amount of all accrued (whether or not declared) and unpaid dividends on each Preferred Share at the Retraction Date, Early Redemption Date, Mandatory Redemption Date or Liquidation Date, as applicable;

         "Dividend  Payment  Date" has the meaning  ascribed  thereto in Section
2.1 (a);

         "Dividend Period" has the meaning ascribed thereto in Section 2.1 (a);

         "Early Redemption Call Purchase Price" has the meaning ascribed thereto in the Call and Right of First Refusal Agreement;

         "Early Redemption Call Right" means the overriding purchase right provided pursuant to, and defined in, the Call and Right of First Refusal Agreement;

         "Early Redemption Date" means the date which is the earlier of: (i) the date, if any, falling during the period commencing on the second anniversary of the Effective Date and ending on the day immediately prior to the fifth anniversary of the Effective Date, and established by the Board of Directors for the redemption by the Corporation of all but not fewer than all of the Preferred Shares pursuant to Article 5 of these share provisions; (ii) the date, if any, being the date of, or any date following, the occurrence of a TSA Control Transaction and established by the Board of Directors for the redemption by the Corporation of all but not fewer than all of the Preferred Shares pursuant to
Article 5 of these share provisions; or (iii) with respect to a Holder who is an employee of TSA or of an Affiliate of TSA, and only with respect to the Preferred Shares held by such Holder, the date, if any, being the date of or any date following the date of termination of the Holder's employment with TSA or such Affiliate of TSA and established by the Board of Directors for the redemption by the Corporation of all Preferred Shares of such holder pursuant to
Article 5 of these share provisions.

         "Early  Redemption  Price" has the meaning  ascribed thereto in Section
5.1 of these share provisions;

         "Effective Date" means the date that the Preferred Shares are issued by the Corporation;

         "Exchangeable Shares" mean the exchangeable non-voting shares of the Corporation;

         "Fractional Share Amount" means the amount of cash payable in lieu of a fractional TSA Class A Common Share that would otherwise be issuable to the holder of a Preferred Share in respect of an exchange of Preferred Shares for TSA Class A Common Shares hereunder on any retraction or redemption;

         "ITA" means the Income Tax Act (Canada) R.S.C. 1985, c.1 (5th Supp.), as amended;

         "Law" means any federal, state, provincial, territorial, municipal or other law, statute, regulation, code, recommendation, notice, judgment, treaty, directive, ordinance, writ, injunction, decree, by-law, order, restriction, official plan or stated policy, whether domestic or foreign; and "Laws" means all of the foregoing;

         "Liquidation Amount" means, with respect to the Preferred Shares, the amount per share equal to the sum of the Subscription Price and the Dividend Amount;

         "Mandatory   Redemption  Date"  means  the  date  which  is  the  fifth anniversary of the Effective Date;

         "Mandatory  Redemption  Price"  has the  meaning  ascribed  thereto  in
Section 6.1 of these share provisions;

         "NASDAQ" means the Nasdaq National Market or any successor systems;

         "NSCA" means the Companies Act (Nova Scotia), R.S.N.S. 1989, C.81, as amended;

         "Preferred Shares" means the non-voting shares of the Corporation having the rights, privileges, restrictions and conditions set forth herein;

         "Present Value" means the present value on the Early Redemption Date, calculated using the then-prevailing interest rate as determined by the Board of Directors;

         "Purchase Price" has the meaning ascribed thereto in the Call and right of First Refusal Agreement;

         "Ratio" means the number that is the quotient of: (i) the Liquidation Amount; and (ii) 115% of the Current Market Price on the Effective Date. The quotient shall be taken to five decimal places. If TSA recapitalizes its outstanding capital stock through a subdivision of its outstanding shares into a greater number of shares, or a combination of its outstanding shares into a lesser number of shares, or reorganizes, reclassifies or otherwise changes its outstanding shares into the same or a different number of shares of other classes, or declares a dividend on its outstanding shares payable in shares of its capital stock or securities convertible into shares of its capital stock, or completes a rights offering for TSA Class A Common Shares solely to its existing shareholders at a price less than market price, or grants a material option solely to existing shareholders to acquire any TSA Class A Common Shares at a price less than market price then the Exchange Ratio will be adjusted proportionately to equitably reflect such event;

         "Record Date" has the meaning ascribed thereto in Section 2.1;

         "Remittance Date" has the meaning ascribed thereto in Section 3.1;

         "Retracted  Shares" has the meaning  ascribed thereto in Subsection 4.1
(a) of these share provisions;

         "Retraction Call Right" means the overriding purchase right provided pursuant to and as defined in the Call and Right of First Refusal Agreement;

         "Retraction Date" has the meaning ascribed thereto in Subsection 4.1(b) of these share provisions;

         "Retraction Price" has the meaning ascribed thereto in Section 4.1 of these share provisions;

         "Retraction Request" has the meaning ascribed thereto in Section 4.1 of these share provisions;

         "Right of First Refusal" means the right of first refusal provided pursuant to and as defined in the Call and Right of First Refusal Agreement;

         "Subscription Price" means the Canadian Dollar Equivalent of the paid in purchase price per Preferred Share;

         "Tax" or "Taxes" means all income, capital, payroll, sales and use, value added, goods and services, documentary, stamp, transfer and real property taxes and customs and excise duties, whether foreign, federal, provincial, state or municipal (including tax withholdings, employer health taxes, workers' compensation assessments, penalties and surcharges, Canada and Quebec Pension Plans and employment insurance premiums, contributions and remittances) and including any interest, penalties or surcharges attributable thereto;

         "Taxing Authority" means Canada Customs and Revenue Agency, the Internal Revenue Service or any other taxing authority, including, without limitation, any value added tax or sales tax authority;

         "Transfer Agent" means the transfer agent for the Preferred Shares that may be engaged from time to time by the Corporation;

         "TSA"  means   Transaction   Systems   Architects,   Inc.,  a  Delaware
corporation;

         "TSA Class A Common Shares" mean the voting shares of TSA, par value $0.005 per share, having voting rights of one vote per share, and any other securities into which such shares may be changed;

         "TSA Control Transaction" means the earlier to occur of the occurrence of or approval by the stockholders of TSA of (a) any statutory exchange, merger or amalgamation involving TSA, (b) any sale, lease, exchange or other transfer (in one transaction or a series of transactions) of all, or substantially all, of the assets of TSA; (c) any tender offer for TSA; or (d) any Person becoming the beneficial owner of 20% or more of the outstanding TSA common stock who was not the beneficial owner of 20% or more of such stock prior to the Effective Date;

         "TSA  Holdco"  means   Transaction   Systems   Architects  Nova  Scotia
Company, a Nova Scotia unlimited company;

         "TSA Subco" means a new wholly-owned subsidiary of the Corporation incorporated under the laws of a Nova Scotia as an unlimited company;

ARTICLE 2

                                    DIVIDENDS

2.1.     Dividends:

(a) A holder of a Preferred Share shall be entitled to receive per share, out of funds legally available for the purpose, cash dividends at a rate of seven per cent (7.0 %) per annum applied to the Subscription Price. Such dividends shall be cumulative from the Effective Date and shall be payable in arrears, when and as declared by the Board of Directors of the Corporation, on January 11 of each year (such date being referred to as the "Dividend Payment Date"), commencing on January 11, 2002. The period from January 11, 2001 through January 11, 2002 and each period between consecutive Dividend Payment Dates thereafter shall be referred to as a "Dividend Period". Each such dividend shall be paid to the holders of record of the Preferred Shares on the corresponding Record Date. The term "Record Date" means the twentieth (20th) day preceding the Dividend Payment Date, or such other date designated by the Board of Directors of the Corporation with respect to the relevant dividend. Dividends on account of arrears for any past Dividend Periods may be declared and paid at any time, without reference to any Dividend Payment Date, to holders of record on such date, not exceeding 50 days preceding the payment date thereof, as may be fixed by the Board of Directors. No dividends shall be payable in respect of any period less than a full Dividend Period except as specifically provided in these share provisions.

(b) In the event that full cash dividends are not paid or made available to the holders of all outstanding Preferred Shares, and funds available shall be insufficient to permit payment in full in cash to all such holders of the amounts to which they are then entitled, the entire amount available for payment of such cash dividends shall be distributed among the holders of the Preferred Shares ratably in proportion to the full amount to which they would otherwise be respectively entitled, and any remainder not paid in cash to the holders of the Preferred Shares shall cumulate as provided in (c) below.

(c) If, on any Dividend Payment Date, the Holders of the Preferred Shares shall not have received the full dividends provided for in the other provisions of this Section, then such dividends shall cumulate, whether or not earned or declared, with additional dividends thereon for each succeeding full Dividend Period during which such dividends shall remain unpaid. Unpaid dividends for any period less than a full Dividend Period shall cumulate on a day-today basis and shall be computed on the basis of a 365 day year.

(d) No dividends shall be paid on the Preferred Shares for so long as the Corporation is in default of any obligation to declare or pay a dividend on the Exchangeable Shares.

(e) For greater certainty, on a retraction or redemption of less than all of the outstanding Preferred Shares, the Corporation shall not be required to pay the Dividend Amount at such time on any Preferred Shares not designated for such retraction or redemption.

2.2. Cheques of the Corporation payable at any branch of the bankers of the Corporation shall be issued in respect of any cash dividends contemplated by
Section 3.1 hereof and the sending of such a cheque to each holder of a Preferred Share shall satisfy the cash dividend represented thereby unless the cheque is not paid on presentation. All dividends shall be subject to any reduction or adjustment for Tax required to be deducted and withheld from such dividends paid or credited by the Corporation. No holder of a Preferred Share shall be entitled to recover by action or other legal process against the Corporation any dividend that is represented by a cheque that has not been duly presented to the Corporation's bankers for payment or that otherwise remains unclaimed for a period of six years from the date on which such dividend was payable.

2.3. Except as provided in Section 2.1, the holders of Preferred Shares shall not be entitled to receive dividends in respect thereof.

2.4. The Corporation will not pay a dividend or make any distribution in respect of any shares ranking junior to the Preferred Shares if the Corporation is then in default of any dividend obligations with respect to the Preferred Shares.

ARTICLE 3

                           DISTRIBUTION ON LIQUIDATION

3.1. On any distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs, a holder of Preferred Shares shall be entitled, subject to applicable Law, to receive from the assets of the Corporation in respect of each Preferred Share held by such holder on the effective date (the "Liquidation Date") of such liquidation, dissolution or winding-up, after any distribution of any part of the assets of the Corporation among the holders of the Exchangeable Shares and before any distribution on the Common Shares and any other shares ranking junior to the Preferred Shares, an amount per share equal to the Liquidation Amount. In connection with payment of the Liquidation Amount, the Corporation shall be entitled to deduct and withhold from any consideration otherwise payable to any such holder such amounts as the Corporation, is required or permitted to deduct and withhold with respect to such payment under the ITA or any other provision of applicable Tax Law, in each case, as amended or succeeded; provided that such withheld amount shall not be remitted prior to two (2) Business Days prior to that date such amount is required by Law to be remitted and where certificates issued pursuant to Subsection 116(2) or 116(4) of the ITA, if applicable, are delivered prior to such required remittance date, such withheld amount shall be released to the holder except to the extent that amounts were withheld or deducted pursuant to another provision of applicable Tax Law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the holder of the Preferred Shares in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate Taxing Authority and a receipt evidencing such remittance is delivered to such holder. To the extent that the amount so required or permitted to be deducted or withheld from any payment to a holder exceeds the cash portion of the consideration otherwise payable to such holder, the Corporation, as agent of such holder, is hereby authorized to sell or otherwise dispose of such portion of the consideration as is necessary to provide sufficient funds to it to enable it to comply with such deduction or withholding requirement and the Corporation, shall notify such holder thereof and remit to such holder any unapplied balance of the net proceeds of such sale. If the proceeds of such sale are insufficient to fund the required withholding, such holder shall forthwith pay to the Corporation, or remit to the applicable Taxing Authority, the deficiency. Such holder shall bear all reasonable costs and expenses associated with any sale by the Corporation, pursuant to the two immediately preceding sentences.

3.2. On or promptly after the Liquidation Date and subject to the terms hereof, the Corporation shall cause to be delivered to the holders of the Preferred Shares the Liquidation Amount for each such Preferred Share upon presentation and surrender of the certificates representing such Preferred Shares, together with such other documents and instruments as may be required to effect a transfer of Preferred Shares under any applicable Law and the memorandum and articles of association of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require, at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of the Preferred Shares. Payment of the total Liquidation Amount for such Preferred Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register of the Corporation for the Preferred Shares or by holding for pick up by the holder at the registered office of the Corporation a cheque of the Corporation payable at par at any branch of the bankers of the Corporation in payment thereof (less any Tax required to be deducted and withheld from the total Liquidation Amount by the Corporation without interest). On and after the Liquidation Date, the holders of the Preferred Shares shall cease to be holders of such Preferred Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Liquidation Amount, unless payment of the total Liquidation Amount for such Preferred Shares shall not be made upon presentation and surrender of share certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Liquidation Amount has been paid in the manner hereinbefore provided. The Corporation shall have the right at any time on or after the Liquidation Date to deposit or cause to be deposited the total Liquidation Amount in respect of the Preferred Shares represented by certificates that have not at the Liquidation Date been surrendered by the holders thereof in a custodial account with any chartered bank or trust company in Canada. Upon such deposit being made, the rights of the holders of Preferred Shares after such deposit shall be limited to receiving their proportionate part of the total Liquidation Amount (less any Tax required to be deducted and withheld therefrom) without interest for such Preferred Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Any certificate which represented a Preferred Share that has not been deposited, with all other instruments required by this Section 3.2, on or prior to the first anniversary of the Liquidation Date, shall cease to represent a claim or interest of any kind or nature as a holder of a Preferred Share.

3.3. After the Corporation has satisfied its obligations to pay the holders of the Preferred Shares the Liquidation Amount per Preferred Share pursuant to
Section 3.1 of these share provisions, such holders shall not be entitled to share in any further distribution of the assets of the Corporation.

ARTICLE 4

                    RETRACTION OF PREFERRED SHARES BY HOLDER

4.1. A holder of Preferred Shares shall be entitled: (i) upon the occurrence of a TSA Control Transaction; or (ii) at any time during the period commencing on the second anniversary of the Effective Date and ending on the day immediately prior to the fifth anniversary of the Effective Date, subject to the exercise of the Retraction Call Right and otherwise upon compliance with the provisions of this Article 4, to require the Corporation to redeem any or all of the Preferred Shares registered in the name of such holder for an amount per Preferred Share (the "Retraction Price") equal to the product of: (a) the Current Market Price on the Retraction Date; and (b) the Ratio.

The Retraction Price shall be satisfied in full by the Corporation causing to be delivered to such holder that number of TSA Class A Common Shares equal to the Ratio, provided that fractional TSA Class A Common Shares shall not be issued and in lieu thereof the Corporation will deliver a cheque payable at par at any branch of the bankers of the Corporation in respect of the Fractional Share Amount, less any Tax required to be deducted or withheld therefrom. To effect such redemption, the holder shall present and surrender at the registered office of the Corporation the certificate or certificates representing the Preferred Shares which the holder desires to have the Corporation redeem, together with such other documents and instruments as may be required to effect a transfer of Preferred Shares under applicable Law and the memorandum and articles of association of the Corporation and such additional documents and instruments as the Secretary of the Corporation may reasonably require, and together with a duly executed statement (the "Retraction Request") in the form of Schedule A hereto or in such other form as may be acceptable to the Corporation:

(a) specifying that the holder desires to have all or any number specified therein of the Preferred Shares represented by such certificate or certificates (the "Retracted Shares") redeemed by the Corporation;

(b) stating the Business Day on which the holder desires to have the Corporation redeem the Retracted Shares (the "Retraction Date"), provided that the Retraction Date shall be not less than ten (10) Business Days nor more than fifteen (15) Business Days after the date on which the Retraction Request is received by the Corporation and further provided that, in the event that no such Business Day is specified by the holder in the Retraction Request, the Retraction Date shall be deemed to be the fifteenth (15th) Business Day after the date on which the Retraction Request is received by the Corporation;

(c) acknowledging the overriding right (the "Retraction Call Right") of TSA Subco to purchase all but not fewer than all the Retracted Shares directly from the holder and that the Retraction Request shall be deemed to be a revocable offer by the holder to sell the Retracted Shares to TSA Subco in accordance with the Retraction Call Right on the terms and conditions set out in Section 4.3 below; and

(d) stating whether the holder is a Canadian Resident or is not a Canadian Resident.

4.2. Subject to the exercise by TSA Subco of the Retraction Call Right, upon receipt by the Corporation in the manner specified in Section 4.1 hereof of a certificate or certificates representing the number of Preferred Shares which the holder desires to have the Corporation redeem, together with a Retraction Request, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 4.8, the Corporation shall redeem the Retracted Shares effective at the close of business on the Retraction Date and shall cause to be delivered to such holder the total Retraction Price with respect to such shares. If only a part of the Preferred Shares represented by any certificate are redeemed (or purchased by TSA Subco pursuant to the Retraction Call Right), a new certificate for the balance of such Preferred Shares shall be issued to the holder at the expense of the Corporation.

4.3. The Corporation acknowledges that it is bound by the Call and Right of First Refusal Agreement to immediately notify TSA Subco upon receipt by the Corporation of a Retraction Request and to provide a copy of such Retraction Request to TSA Subco. If TSA Subco has notified the Corporation in writing of its determination to exercise the Retraction Call Right (the "Call Notice") within five (5) Business Days of notification to TSA Subco by the Corporation of the receipt by the Corporation of the Retraction Request, and provided that the Retraction Request is not revoked by the holder in the manner specified in
Section 4.8, the Retraction Request shall thereupon be considered only to be an offer by the holder to sell the Retracted Shares to TSA Subco in accordance with the Retraction Call Right. In such event, the Corporation shall not redeem the Retracted Shares. In the event that TSA Subco does not deliver a TSA Call Notice within such five (5) Business Day period or, notwithstanding anything else in this Section 4.3, if TSA Subco has so delivered a TSA Call Notice but fails to comply with its obligations to purchase the Retracted Shares, and provided that Retraction Request is not revoked by the holder in the manner specified in
Section 4.8, the Corporation shall redeem the Retracted Shares on the Retraction Date and in the manner otherwise contemplated in this Article 5.

         Should TSA Subco assign the Retraction Call Right with respect to any Retraction Request to TSA or an Affiliate of TSA pursuant to the Call and Right of First Refusal Agreement, all references to TSA Subco in these share provisions with respect to the exercise of the Retraction Call Right in respect of which the assignment is made shall be deemed to refer to such assignee.

4.4. A holder who is not a Canadian Resident shall deliver with each Retraction Request a certificate satisfactory to the Corporation or TSA Subco, as the case may be, acting reasonably, issued pursuant to Subsection 116(2) of the ITA, with respect to the Preferred Shares being exchanged, having as the "certificate limit" as defined in Subsection 116(2) of the ITA, an amount no less than the cost of the Preferred Shares (which may be equal to the fair market value of the TSA Class A Common Shares and any cash receivable by the holder) to the Corporation or TSA Subco, as the case may be.

         In the case of a holder who is a partnership, the holder shall also provide a certificate confirming the name and address of each member thereof and the percentage of partnership interest held by each member.

         In the event that a holder fails to deliver one of the requisite certificates described with such holder's Retraction Request or, if the Corporation is required to deduct or withhold any amount under any other provision of applicable Tax Law, the Corporation shall be entitled to deduct and withhold from any consideration otherwise payable to any such holder such amounts as the Corporation is required or permitted to deduct and withhold with respect to such payment under the ITA or any other provision of applicable Tax Law, in each case, as amended or succeeded; provided that such withheld amount shall not be remitted prior to two (2) Business Days prior to the date such amount is required by Law to be remitted and where such certificate or a certificate issued pursuant to Subsection 116(4) satisfactory to the Corporation, acting reasonably, is delivered prior to such required remittance date, such withheld amount shall be released to the holder except to the extent that amounts were withheld or deducted pursuant to another provision of applicable Tax Law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to such holder of the Preferred Shares in respect of such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate Taxing Authority and a receipt evidencing such remittance is delivered to such holder. To the extent that the amount so required or permitted to be deducted or withheld from any payment to a holder exceeds the cash portion of the consideration otherwise payable to such holder, the Corporation, as agent of such holder, is hereby authorized to sell or otherwise dispose of (or itself take title thereto at the then-Current Market Price) such portion of the consideration as is necessary to provide sufficient funds to it to enable it to comply with such deduction or withholding requirement and the Corporation shall notify such holder thereof and remit to such holder any unapplied balance of the net proceeds of such sale. If the proceeds of such sale are insufficient to fund the required withholding, such holder shall forthwith pay to the Corporation or remit to the applicable Taxing Authority the deficiency. Such holder shall bear all reasonable costs and expenses associated with any sale by the Corporation, pursuant to the two immediately preceding sentences.

4.5. The Corporation, shall deliver to the relevant holder, at the address of the holder recorded in the securities register of the Corporation for the Preferred Shares or at the address specified in the holder's Retraction Request or by holding for pick-up by the holder at the registered office of the Corporation, certificates representing fully paid and non-assessable TSA Class A Common Shares registered in the name of the holder or in such other name as the holder may request, and, if applicable, a cheque payable at par at any branch of the bankers of the Corporation in respect of any Fractional Share Amount, in each case, less any amounts withheld on account of Tax required to be deducted and withheld therefrom, and such delivery of such certificates and cheques on behalf of the Corporation, shall be deemed to be payment of and shall satisfy and discharge all liability for the total Retraction Price, to the extent that the same is represented by such share certificates and cheques (plus any Tax deducted and withheld therefrom and remitted to the proper Taxing Authority without interest), unless such cheque is not paid on due presentation.

4.6. On and after the close of business on the Retraction Date, the holder of the Retracted Shares shall cease to be a holder of such Retracted Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive his proportionate part of the total Retraction Price, unless upon presentation and surrender of certificates in accordance with the foregoing provisions, the Retracted Shares are not purchased pursuant to the exercise of the Retraction Call Right or if payment of the total Retraction Price is not made as provided in Section 4.5, in which case the rights of such holder shall remain unaffected until the total Retraction Price has been paid in the manner hereinbefore provided. On and after the close of business on the Retraction Date, provided that presentation and surrender of certificates and other requisite documents has been made in accordance with the foregoing provisions and either the Retraction Price has been satisfied or the Retracted Shares have been purchased pursuant to the exercise of the Retraction Call Right, the holder of the Retracted Shares so redeemed by the Corporation or purchased by TSA Subco or its permitted assignee shall thereafter be considered and deemed for all purposes to be a holder of the TSA Class A Common Shares delivered to it.

4.7. Notwithstanding any other provision of this Article 4, the Corporation shall not be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent that such redemption of Retracted Shares would be contrary to solvency requirements or other provisions of applicable Law, including, without limitation, the NSCA and United States securities Laws. If the Corporation believes that on any Retraction Date it would not be permitted by any of such provisions to redeem all the Retracted Shares tendered for redemption on such date, and provided that TSA Subco shall not have exercised the Retraction Call Right with respect to all the Retracted Shares, the Corporation shall only be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent of the maximum number that may be so redeemed (rounded down to a whole number of shares) as would not be contrary to such provisions and shall notify the holder at least two (2) Business Days prior to the Retraction Date as to the number of Retracted Shares which will not be redeemed by the Corporation. In any case in which the redemption by the Corporation of Retracted Shares would be contrary to solvency requirements or other provisions of applicable Law, including, without limitation, the NSCA and United States securities Laws, the Corporation shall redeem the maximum number of whole Preferred Shares which the Board of Directors determine the Corporation is, on the Retraction Date, permitted to redeem, which shall be selected as nearly as may be pro rata (disregarding fractions) in proportion to the total number of Preferred Shares tendered for retraction by each holder thereof and the Corporation shall issue to each holder of Retracted Shares a new certificate, at the expense of the Corporation, representing the Retracted Shares not redeemed by the Corporation pursuant to Section 4.2 hereof.

4.8. A holder of Retracted Shares may, by notice in writing given by such holder to the Corporation before the close of business on the Business Day immediately preceding the Retraction Date, withdraw its Retraction Request in which event such Retraction Request shall be null and void and, for greater certainty, the revocable offer constituted by the Retraction Request to sell the Retracted Shares to TSA Subco shall be deemed to have been revoked.

ARTICLE 5

            EARLY REDEMPTION OF PREFERRED SHARES BY THE CORPORATION

5.1. Subject to applicable Law (including solvency restrictions which may require redemption of fewer than all of the Preferred Shares on a partial, pro-rata basis), and if TSA Subco or its permitted assignee does not exercise the Early Redemption Call Right, the Corporation shall on the Early Redemption Date redeem the whole of the then outstanding Preferred Shares (except where the redemption is to be made only with respect to the Preferred Shares of a holder who was an employee of TSA or of an Affiliate of TSA and whose employment has been terminated, in which event only the Preferred Shares of the Holder will be redeemed) on payment of an amount (the "Early Redemption Price") per Preferred Share equal to the greater of (i) the Liquidation Amount; and (ii) the fair market value of a Preferred Share on the Early Redemption Date. In the absence of agreement, by the Corporation and all holders whose Preferred Shares are subject to redemption, as to the fair market value of each Preferred Share, then such fair market value shall be deemed to be the sum of (a) the Present Value of dividends payable thereon with respect to periods commencing on the day immediately after the Early Redemption Date through the Mandatory Redemption Date and (b) the product of: (i) the Current Market Price on the Early Redemption Date; and (ii) the Ratio. The Early Redemption Price shall be satisfied in full by the Corporation causing to be delivered to each holder of Preferred Shares that number of TSA Class A Common Shares equal to the quotient of (i) the Early Redemption Price; divided by (ii) the Current Market Price on the Early Redemption Date, provided that fractional TSA A Class A Common Shares shall not be issued and in lieu thereof the Corporation will deliver a cheque payable at par at any branch of the bankers of the Corporation in respect of the Fractional Share Amount, less any Tax required to be deducted or withheld therefrom.

5.2. In any case of a redemption of Preferred Shares under this Article 5, the Corporation shall, at least ten (10) Business Days before the Early Redemption Date (other than a Early Redemption Date established in connection with a TSA Control Transaction), send or cause to be sent to each holder of Preferred Shares a notice in writing of the redemption by the Corporation, of the Preferred Shares held by such holder. In the case of an Early Redemption Date established in connection with a TSA Control Transaction, the written notice of redemption by the Corporation, on as many days prior written notice as may be determined by the Board of Directors of the Corporation, acting in good faith and in its sole discretion and with a view to permitting the holders of Preferred Shares sufficient time to exchange their Preferred Shares prior to the record date for determination of the registered holders of TSA Class A Common Shares in order to participate in a TSA Control Transaction, to be reasonably practicable in the circumstances. In any such case, such notice shall set out the Early Redemption Date.

5.3. On or before the Early Redemption Date, a holder of Preferred Shares shall deliver to the Corporation a certificate stating whether the holder is a Canadian Resident or is not a Canadian Resident.

         On or before the Early Redemption Date, a holder of Preferred Shares who is not a Canadian Resident shall deliver to the Corporation or TSA Subco, as the case may be, a certificate issued pursuant to Subsection 116(2) of the ITA, with respect to the Preferred Shares being redeemed having as the "certificate limit" as defined in Subsection 116(2) of the ITA, an amount no less than the cost of the Preferred Shares (which may be equal to the fair market value of the TSA Class A Common Shares and any cash receivable by such holder) to the Corporation or TSA Subco, as the case may be.

         In the case of a holder who is a partnership, the holder shall also provide a certificate confirming the name and address of each member thereof and the percentage of partnership interest held by each member.

         In the event that a holder fails to deliver one of the requisite certificates described or if the Corporation, or TSA Subco, as the case may be, is required to deduct or withhold any amount under any other provision of applicable Tax Law, the Corporation or TSA Subco, as the case may be, shall be entitled to deduct and withhold from any consideration otherwise payable to any such holder such amounts as the Corporation or TSA Subco, as the case may be, is required or permitted to deduct and withhold with respect to such payment under the ITA or any other provision of applicable Tax Law, in each case, as amended or succeeded; provided that such withheld amount shall not be remitted prior to two (2) Business Days prior to the date such amount is required by Law to be remitted and where such certificate or a certificate issued pursuant to Subsection 116(4) satisfactory to the Corporation or TSA Subco, as the case may be, acting reasonably, is delivered prior to such required remittance date, such withheld amount shall be released to the holder except to the extent that amounts were withheld or deducted pursuant to another provision of applicable Tax Law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to such holder of the Preferred Shares in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate Taxing Authority and a receipt evidencing such remittance is delivered to such holder. To the extent that the amount so required or permitted to be deducted or withheld from any payment to a holder exceeds the cash portion of the consideration otherwise payable to such holder, the Corporation or TSA Subco, as the case may be, as agent of such holder, is hereby authorized to sell or otherwise dispose of (or itself take title at the then-Current Market Price) such portion of the consideration as is necessary to provide sufficient funds to it to enable it to comply with such deduction or withholding requirement and the Corporation or TSA Subco, as the case may be, shall notify such holder thereof and remit to such holder any unapplied balance of the net proceeds of such sale. If the proceeds of such sale are insufficient to fund the required withholding, such holder shall forthwith pay to the Corporation or TSA Subco, as the case may be, or remit to the applicable Taxing Authority the deficiency. Such holder shall bear all reasonable costs and expenses associated with any sale by the Corporation or TSA Subco, as the case may be, pursuant to the two immediately preceding sentences.

5.4. On or after the Early Redemption Date and subject to the exercise by TSA Subco or its permitted assignee of the Early Redemption Call Right:

(a) the Corporation shall cause to be delivered to the holders of the Preferred Shares to be redeemed the Early Redemption Price for each such Preferred Share, upon presentation and surrender at the registered office of the Corporation, together with such other documents and instruments as may be required to effect a transfer of Preferred Shares under applicable Law and the memorandum and articles of association of the Corporation and such additional documents and instruments as the Secretary of the Corporation may reasonably require.

(b) Payment of the total Early Redemption Price for such Preferred Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register of the Corporation or by holding for pick up by the holder at the registered office of the Corporation of certificates representing fully paid and non-assessable TSA Class A Common Shares and, if applicable, a cheque of the Corporation payable at par at any branch of the bankers of the Corporation in respect of the Fractional Share Amount (less any Tax required to be deducted and withheld from the total Early Redemption Price by the Corporation without interest).

(c) On and after the Early Redemption Date, the holders of the Preferred Shares called for redemption shall cease to be holders of such Preferred Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Early Redemption Price, unless payment of the total Early Redemption Price for such Preferred Shares shall not be made upon presentation and surrender of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Early Redemption Price has been paid in the manner hereinbefore provided.

(d) The Corporation shall have the right at any time after the sending of notice of its intention to redeem the Preferred Shares as aforesaid to deposit or cause to be deposited the total Early Redemption Price for the Preferred Shares so called for redemption, or of such of the said Preferred Shares represented by certificates that have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, in a custodial account with any chartered bank or trust company in Canada named in such notice, less any amounts withheld on account of Tax required to be deducted and withheld therefrom. Upon the later of such deposit being made and the Early Redemption Date, the Preferred Shares in respect of which such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or Early Redemption Date, as the case may be, shall be limited to receiving their proportionate part of the total Early Redemption Price for such Preferred Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of the total Early Redemption Price, the holders of the Preferred Shares shall thereafter be considered and deemed for all purposes to be holders of the TSA Class A Common Shares delivered to them. Any certificate which represented a Preferred Share that has not been deposited, with all other instruments required by this Section 5.4, on or prior to the first anniversary of the Early Redemption Date, shall cease to represent a claim or interest of any kind or nature as a holder of a Preferred Share.

5.5. If TSA Subco or a permitted assignee of TSA Subco exercises the Early Redemption Call Right, the holders of Preferred Shares subject to the redemption shall be obligated to transfer their Preferred Shares to TSA Subco or its assignee, as the case may be, in accordance with the terms of the Early Redemption Call Right and the Corporation shall not redeem the Preferred Shares.

ARTICLE 6

          MANDATORY REDEMPTION OF PREFERRED SHARES BY THE CORPORATION

6.1. Subject to applicable Law (including solvency restrictions which may require redemption of fewer than all of the Preferred Shares on a partial, pro-rata basis), the Corporation shall, on the Mandatory Redemption Date, redeem the whole of the then outstanding Preferred Shares for an amount per share equal to the Liquidation Amount (the "Mandatory Redemption Price").

6.2. In any case of a redemption of Preferred Shares under this Article 6, the Corporation shall, at least ten (10) Business Days before the Mandatory Redemption Date, send or cause to be sent to each holder of Preferred Shares a notice in writing of the redemption of the Corporation of the Preferred Shares held by such holder. Such notice shall set out the Mandatory Redemption Price and the Mandatory Redemption Date.

6.3. On or before the Mandatory Redemption Date, a holder of Preferred Shares shall deliver to the Corporation a certificate stating whether the holder is a Canadian Resident or is not a Canadian Resident.

         On or before the Mandatory Redemption Date, a holder who is not a Canadian Resident shall deliver to the Corporation a certificate issued pursuant to Subsection 116(2) of the ITA, with respect to the Preferred Shares being redeemed having as the "certificate limit" as defined in Subsection 116(2) of the ITA, an amount no less than the Mandatory Redemption Price.

         In the case of a holder who is a partnership, the holder shall also provide a certificate confirming the name and address of each member thereof and the percentage of partnership interest held by each member.

         In the event that a holder fails to deliver one of the requisite certificates described or if the Corporation is required to deduct or withhold any amount under any other provision of applicable Tax Law, the Corporation shall be entitled to deduct and withhold from any consideration otherwise payable to any such holder such amounts as the Corporation is required or permitted to deduct and withhold with respect to such payment under the ITA or any other provision of applicable Tax Law, in each case, as amended or succeeded; provided that such withheld amount shall not be remitted prior to two
(2) Business Days prior to the date such amount is required by Law to be remitted and where such certificate or a certificate issued pursuant to Subsection 116(4) satisfactory to the Corporation, acting reasonably, is delivered prior to such required remittance date, such withheld amount shall be released to the holder except to the extent that amounts were withheld or deducted pursuant to another provision of applicable Tax Law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to such holder of the Preferred Shares in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate Taxing Authority and a receipt evidencing such remittance is delivered to such holder.

6.4. On or after the Mandatory Redemption Date, the Corporation shall cause to be delivered to the holders of the Preferred Shares to be redeemed the Mandatory Redemption Price for each such Preferred Share, upon presentation and surrender at the registered office of the Corporation of the certificates representing such Preferred Shares, together with such other documents and instruments as may be required to effect a transfer of Preferred Shares under applicable Law and the memorandum and articles of association of the Corporation and such additional documents and instruments as the Secretary of the Corporation may reasonably require. Payment of the total Mandatory Redemption Price for such Preferred Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register of the Corporation or by holding for pick up by the holder at the registered office of the Corporation, a cheque of the Corporation payable at par at any branch of the bankers of the Corporation in respect of the full amount of the Mandatory Redemption Price (less any Tax required to be deducted and withheld from the total Mandatory Redemption Price by the Corporation without interest). On and after the Mandatory Redemption Date, the holders of the Preferred Shares called for redemption shall cease to be holders of such Preferred Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Mandatory Redemption Price, unless payment of the total Mandatory Redemption Price for such Preferred Shares shall not be made upon presentation and surrender of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Mandatory Redemption Price has been paid in the manner hereinbefore provided. The Corporation shall have the right at any time after the sending of notice of its intention to redeem the Preferred Shares as aforesaid to deposit or cause to be deposited the total Mandatory Redemption Price for the Preferred Shares so called for redemption, or of such of the said Preferred Shares represented by certificates that have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, in a custodial account with any chartered bank or trust company in Canada named in such notice, less any amounts withheld on account of Tax required to be deducted and withheld therefrom. Upon the later of such deposit being made and the Mandatory Redemption Date, the Preferred Shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or Mandatory Redemption Date, as the case may be, shall be limited to receiving their proportionate part of the total Mandatory Redemption Price for such Preferred Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Any certificate which represented a Preferred Share that has not been deposited, with all other instruments required by this Section 6.4, on or prior to the first anniversary of the Mandatory Redemption Date, shall cease to represent a claim or interest of any kind or nature as a holder of a Preferred Share.

ARTICLE 7

                                  VOTING RIGHTS

7.1. Except as required by applicable Law, the holders of the Preferred Shares shall not be entitled as such to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting.

ARTICLE 8

                               LEGEND; CALL RIGHTS

8.1. The certificates evidencing the Preferred Shares shall contain or have affixed thereto a legend, in form and on terms approved by the Board of Directors, with respect to:

(a) the Retraction Call Right and the Early Redemption Call Right (a copy of which rights shall be attached to each certificate outstanding while such agreement is in effect);

(b)      the Right of First Refusal;

(c)      the restrictions on transfer contained in these share provisions; and

(d)      as required by applicable Laws, including Securities Laws.

8.2. Each holder of a Preferred Share, whether of record or beneficially, by virtue of becoming and being such a holder shall be deemed to acknowledge each of the Retraction Call Right and the Early Redemption Call Right, in each case, in favour of TSA Subco and its permitted assigns and the overriding nature thereof in connection with the retraction or early redemption of Preferred Shares, as the case may be, and to be bound thereby in favour of TSA Subco and its permitted assigns as provided in the Call and Right of First Refusal Agreement.

ARTICLE 9

                            RESTRICTIONS ON TRANSFER

9.1. Any transfer of Preferred Shares shall require the approval of all of the holders of Preferred Shares, expressed by written resolution, which approval will be given (i) if the proposed transferee is TSA Subco or its assignee under the Call and Right of First Refusal Agreement or the Preferred Shares are redeemed by TSA Exchangeco; or (ii) provided the proposed transferee of the Preferred Shares (if other than TSA Subco or its permitted assignee under the Call and Right of First Refusal Agreement) has agreed in writing with the transferor, TSA Subco and the Corporation, to be bound by the provisions of the Call and Right of First Refusal Agreement.

ARTICLE 10

                                  MISCELLANEOUS

10.1. Any notice, request or other communication to be given to the Corporation by a holder of Preferred Shares shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by facsimile or by delivery to the registered office of the Corporation and addressed to the attention of the Secretary. Any such notice, request or other communication, if given by mail, facsimile or delivery, shall only be deemed to have been given and received upon actual receipt thereof by the Corporation.

10.2. Any presentation and surrender by a holder of Preferred Shares to the Corporation of certificates representing Preferred Shares in connection with the liquidation, dissolution or winding up of the Corporation or the retraction or redemption of Preferred Shares shall be made by registered mail (postage prepaid) or by delivery to the registered office of the Corporation addressed to the attention of the Secretary of the Corporation. Any such presentation and surrender of certificates shall only be deemed to have been made and to be effective upon actual receipt thereof by the Corporation. Any such presentation and surrender of certificates made by registered mail shall be at the sole risk of the holder mailing the same.

10.3. Any notice, request or other communication to be given to a holder of Preferred Shares by or on behalf of the Corporation shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by delivery to the address of the holder recorded in the securities register of the Corporation or, in the event of the address of any such holder not being so recorded, then at the last known address of such holder. Any such notice, request or other communication, if given by mail, shall be deemed to have been given and received on the fifth (5th) Business Day following the date of mailing and, if given by delivery, shall be deemed to have been given and received on the date of delivery. Accidental failure or omission to give any notice, request or other communication to one or more holders of Preferred Shares shall not invalidate or otherwise alter or affect any action or proceeding to be taken by the Corporation pursuant thereto.

10.4. If the Corporation determines that mail service is or is threatened to be interrupted at the time when the Corporation is required or elects to give any notice to the holders of Preferred Shares hereunder, such notice shall be valid and effective if delivered personally to the holders in accordance with Sections
10.1 or 10.2 as the case may be.

         If, by reason of any actual or threatened interruption of mail service due to strike, lock-out or otherwise, any notice to be given to the Corporation would be unlikely to reach its destination in a timely manner, such notice shall be valid and effective only if delivered personally to the Corporation in accordance with Sections 10.1 or 10.2, as the case may be.

10.5. For greater certainty, the Corporation shall not be required for any purpose under these share provisions to recognize or take account of persons who are not so recorded in the register of members maintained by it in respect of the Preferred Shares.

10.6. Except as otherwise provided by applicable Law, all Preferred Shares acquired by the Corporation upon the redemption or retraction thereof shall be cancelled.

                                   SCHEDULE A

                              NOTICE OF RETRACTION

To the Corporation and TSA Subco:

         This notice is given pursuant to Article 4 of the provisions (the "Preferred Share Provisions") attaching to the share(s) represented by this certificate and all capitalized words and expressions used in this notice which are defined in the Preferred Share Provisions have the meanings ascribed to such words and expressions in such Preferred Share Provisions.

         The undersigned hereby notifies the Corporation that, subject to the Retraction Call Right referred to below, the undersigned desires to have the Corporation redeem in accordance with Article 4 of the Preferred Share
Provisions:

[ ] all share(s) represented by this certificate; or

[ ] _______________________         share(s) only.

The undersigned hereby notifies the Corporation that the Retraction Date shall be _____________________________________.

NOTE: The Retraction Date must be a Business Day and must not be less than ten
(10) Business Days nor more than fifteen (15) Business Days after the date upon which this notice is received by the Corporation. In the event that no such Business Day is specified above, the Retraction Date shall be deemed to be the fifteenth (15th) Business Day after the date on which this notice is received by the Corporation.

The undersigned acknowledges the Retraction Call Right of TSA Subco to purchase all but not less than all the Retracted Shares from the undersigned and that this notice shall be deemed to be a revocable offer by the undersigned to sell the Retracted Shares to TSA Subco in accordance with the Retraction Call Right on the Retraction Date for the Retraction Price and on the other terms and conditions set out in Section 4.3 of the Share Provisions. If TSA Subco determines not to exercise the Retraction Call Right, the Corporation will notify the undersigned of such fact as soon as possible. This notice of retraction, and offer to sell the Retracted Shares to TSA Subco, may be revoked and withdrawn by the undersigned by notice in writing given to the Corporation at any time before the close of business on the Business Day immediately preceding the Retraction Date.

The undersigned acknowledges that the Retraction Call Rights of TSA Subco may, at the option of TSA Subco, be assigned in whole or in part to, and exercised by, TSA or an Affiliate of TSA.

The undersigned hereby represents and warrants to the Corporation and TSA Subco that the undersigned has good title to, and owns, the share(s) represented by this certificate to be acquired by the Corporation or TSA Subco or its permitted assignee, as the case may be, free and clear of all liens, claims and encumbrances.

______________    _______________________   ______________________
(Date)                     (Signature of Shareholder)         (Guarantee      of
Signature)

         [ ] Please check box if the securities and any cheque(s) resulting from the retraction or purchase of the Retracted Shares are to be held for pick-up by the shareholder at the principal office of TSA in Omaha, Nebraska, failing which the securities and any cheque(s) will be mailed to the last address of the shareholder as it appears on the register.

The legal or beneficial owner of the Retracted Shares is for the purposes of the Income Tax Act (Canada), as amended (please check one):

         [ ]      a resident of Canada

         [ ]      a non-resident of Canada

NOTE: A holder of Preferred Shares who is a non-resident of Canada for Canadian income tax purposes is required to deliver a clearance certificate which evidences that such shareholder has prepaid any Canadian income tax arising on a capital gain realized on the retraction. In addition, similar certificates may be required by provincial taxing authorities. A clearance certificate must be obtained even in circumstances where the holder is not subject to Canadian income tax on a retraction. In the event that a holder fails to deliver the requisite certificates described above with this Notice of Retraction, the purchaser of the Retracted Shares is entitled to deduct and withhold from any consideration otherwise payable to any such holder such amounts (including a portion of the TSA Class A Common Shares that would otherwise be delivered on a Retraction) as the purchaser is required or permitted to deduct and withhold with respect to such payment under Canadian or provincial income tax law. The details of such withholding are set out more fully in the Preferred Share Provisions.

NOTE: This section must be completed and this certificate, together with such additional documents as the Corporation may require, must be deposited with the Corporation at its registered office in Halifax, Nova Scotia. The securities and any cheque(s) resulting from the retraction or purchase of the Retracted Shares will be issued and registered in, and made payable to, respectively, the name of the shareholder as it appears on the register of the Corporation and the securities and cheque(s) resulting from such retraction or purchase will be delivered to such shareholder as indicated above, unless the form appearing immediately below is duly completed.

__________________________________                   Date_____________________
Name of Person in Whose Name Securities or Cheque(s)
Are To Be Registered, Issued or Delivered (please print)

__________________________________  __________________________
Street Address or P.O. Box                  Signature of Shareholder

__________________________________  __________________________
City - Province/State                                Signature Guaranteed by

NOTE: If the notice of retraction is for less than all of the share(s) represented by this certificate, a certificate representing the remaining shares of the Corporation will be issued and registered in the name of the shareholder as it appears on the register of the Corporation, unless the share transfer power on the share certificate is duly completed in respect of such shares.